                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-3178

                          RIVERSOURCE BOND SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA
FLOATING RATE FUND
(FORMERLY KNOWN AS RIVERSOURCE FLOATING RATE FUND)


--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
JULY 31, 2010
(Prospectus also enclosed)

COLUMBIA FLOATING RATE FUND SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME AND, AS A SECONDARY OBJECTIVE, PRESERVATION OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   38

Statement of Operations............   39

Statements of Changes in Net
  Assets...........................   40

Financial Highlights...............   41

Notes to Financial Statements......   48

Report of Independent Registered
  Public Accounting Firm...........   64

Federal Income Tax Information.....   66

Board Members and Officers.........   67

Approval of Investment Management
  Services Agreement...............   73

Proxy Voting.......................   76



 Note: Effective September 27, 2010, the Fund has been renamed. While this report covers the fiscal period ended July 31, 2010, which is prior to the name change, the Fund's new name has been reflected throughout.

SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Floating Rate Fund (the Fund) Class A shares gained 13.18% (excluding sales charge) for the 12 months ended July 31, 2010.

> The Fund underperformed its benchmark, the unmanaged Credit Suisse Leveraged
  Loan Index (formerly known as Credit Suisse First Boston Leveraged Loan Index), which rose 14.62% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2010)
--------------------------------------------------------------------------------


                                                            SINCE
                                                          INCEPTION
                                         1 YEAR  3 YEARS   2/16/06
-------------------------------------------------------------------
Columbia Floating Rate Fund
  Class A (excluding sales charge)      +13.18%   +1.47%    +2.43%
-------------------------------------------------------------------
Credit Suisse Leveraged Loan Index
  (unmanaged)                           +14.62%   +3.21%    +3.68%
-------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                            COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2010
                                                            SINCE
Without sales charge                     1 YEAR  3 YEARS  INCEPTION
Class A (inception 2/16/06)             +13.18%   +1.47%    +2.43%
-------------------------------------------------------------------
Class B (inception 2/16/06)             +12.19%   +0.71%    +1.66%
-------------------------------------------------------------------
Class C (inception 2/16/06)             +12.34%   +0.71%    +1.65%
-------------------------------------------------------------------
Class I (inception 2/16/06)             +13.55%   +1.79%    +2.75%
-------------------------------------------------------------------
Class R4 (inception 2/16/06)            +13.19%   +1.71%    +2.64%
-------------------------------------------------------------------
Class R5 (inception 8/1/08)             +13.47%     N/A     +3.52%
-------------------------------------------------------------------
Class W (inception 12/1/06)             +13.05%   +1.34%    +1.31%
-------------------------------------------------------------------

With sales charge
Class A (inception 2/16/06)              +9.79%   +0.45%    +1.73%
-------------------------------------------------------------------
Class B (inception 2/16/06)              +7.19%   -0.17%    +1.29%
-------------------------------------------------------------------
Class C (inception 2/16/06)             +11.34%   +0.71%    +1.65%
-------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 3%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4, Class R5 and Class W shares. Class I, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     3.9 years
--------------------------------------




(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.



--------------------------------------------------------------------------------
4  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2010, approximately 28% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia Management). As a result of asset allocation decisions by Columbia Management, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 57, Class I capital share transactions for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund's expenses, see the discussions beginning on pages 14 and 53.

Dear Shareholder,

Columbia Floating Rate Fund (the Fund) Class A shares gained 13.18% (excluding sales charge) for the 12 months ended July 31, 2010. The Fund underperformed its benchmark, the unmanaged Credit Suisse Leveraged Loan Index (CSLL Index; formerly known as the Credit Suisse First Boston Leveraged Loan Index), which rose 14.62% during the same period.


ASSET ALLOCATION & SECTOR BREAKDOWN(1) (at July 31, 2010)
---------------------------------------------------------------------


SENIOR LOANS                               93.0%
------------------------------------------------
Consumer Discretionary                     26.8%
------------------------------------------------
Consumer Staples                            5.8%
------------------------------------------------
Energy                                      2.9%
------------------------------------------------
Financials                                  2.1%
------------------------------------------------
Health Care                                 8.1%
------------------------------------------------
Industrials                                 9.0%
------------------------------------------------
Materials                                  11.6%
------------------------------------------------
Telecommunications                         20.5%
------------------------------------------------
Utilities                                   6.2%
------------------------------------------------





--------------------------------------------------------------------------------
                            COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

---------------------------------------------------------------------

BONDS                                       2.5%
------------------------------------------------
Consumer Discretionary                      0.5%
------------------------------------------------
Consumer Staples                            0.3%
------------------------------------------------
Health Care                                 0.2%
------------------------------------------------
Industrials                                 0.3%
------------------------------------------------
Materials                                   0.8%
------------------------------------------------
Telecommunication                           0.4%
------------------------------------------------

STOCKS                                      2.0%
------------------------------------------------
Consumer Discretionary                      0.4%
------------------------------------------------
Financials                                  0.0%*
------------------------------------------------
Information Technology                      0.3%
------------------------------------------------
Materials                                   1.3%
------------------------------------------------

OTHER(2)                                    2.5%
------------------------------------------------


*   Rounds to less than 0.1%.
(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


QUALITY BREAKDOWN(1) (at July 31, 2010)
---------------------------------------------------------------------

BB rating                                  21.2%
------------------------------------------------
B rating                                   63.5%
------------------------------------------------
CCC rating                                 11.6%
------------------------------------------------
C rating                                    3.1%
------------------------------------------------
Non-rated                                   0.6%
------------------------------------------------




(1) Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. Columbia Management Investment Advisers, LLC (formerly RiverSource Investments,
LLC) (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating.


--------------------------------------------------------------------------------
6  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
The leveraged bank loan market generally performed well during the annual period, but not without interruption or volatility. Performance was strong overall from the start of the annual period in August 2009 through April 2010, with the rally that had started in late December 2008 continuing. However, the asset class experienced a dramatic reversal in May and June that pushed the CSLL Index into negative territory for the second calendar quarter. During these two months, the leveraged bank loan market was pulled down, in part, by a declining equity market and by a skittish high yield corporate bond market, as concerns about the global economic recovery gained traction. July was then an encouraging month, with the leveraged bank loan market regaining the positive momentum it had enjoyed for most of the fiscal year. The rebound was supported by a dramatic rally in the high yield corporate bond market. Further, the equity markets moved off their late June lows during July. Although the technical factors over the last few months of the annual period gave mixed messages about the strength of the economic recovery, they stood in stark contrast to the stable to improving credit fundamentals for most issuers in the Fund's portfolio.

From a technical standpoint, several positive factors supported the leveraged loan market during the first nine months of the annual period. First, massive issuance in the high yield corporate bond market resulted in repayments in the loan market. This type of activity led to increased demand for loans, as asset managers looked to redeploy inflows of cash. Second, although the collateralized loan obligation (CLO) market remained generally closed, inflows to retail loan mutual funds were strong. Third, there was buying from non-traditional accounts. Finally, although there were some signs of life in the new issue loan market, primary issuance within the leveraged loan market was simply insufficient to soak up demand, thus forcing managers to put money to work in the secondary market and driving leveraged loan prices higher.

Then, as mentioned, both the equity and high yield corporate bond markets conspired to weigh down the leveraged bank loan market in May and June. Issuance in the high yield corporate bond market came to a virtual halt in early May and then remained weak until late June in comparison to the last half of 2009 and first quarter of 2010. The lack of

--------------------------------------------------------------------------------
                            COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


bond market refinancing led to a material drop compared to prior periods in the amount of cash that loan managers had to redeploy, resulting in downward pressure on secondary loan prices. Further, in addition to a non-existent market for new CLOs, retail mutual fund inflows slowed meaningfully, from over $2.5 billion during the first quarter of 2010, (Source: Lipper), to just slightly more than $1 billion during the second quarter, most of which flowed in during April.

On the positive side, new issue activity within the leveraged bank loan market also ground to a halt by mid-May and remained muted through the end of the annual period. Mergers and acquisitions, as well as sponsor-led buyout activity, also remained relatively light during these last months, with most new issue volume continuing to be driven by refinancing activity. Besides improved technicals in July, the dramatic rally in the high yield corporate bond market lifted the leveraged bank loan market in tandem, such that the CSLL Index returned 1.43% for the month of July and 4.73% year-to-date through July 31, 2010.

From a fundamental perspective, corporate earnings improved across a wide variety of industries during the annual period. The lagging 12-month default rate for loans rated less than investment grade dropped, reaching an 18-month low of 4% in July 2010 compared to double-digit rates at the end of 2009. Independent rating agency upgrades of credit across a wide swath of industries accelerated, a trend that began surfacing during the fourth quarter of 2009.

CHANGES TO THE FUND'S PORTFOLIO
The Fund generated strong double-digit absolute gains during the annual period, but underperformed the CSLL Index due to a combination of industry allocation and individual credit selection decisions.

From the start of the annual period in August 2009 through March 2010, our concerns about the fundamentals of the leveraged bank loan market abated materially from the prior reporting period. Improving technical factors also convinced us that relatively positive dynamics would buoy the market for some time. The combination of the two, we believed, would provide stability to the leveraged bank loan and high yield floating rate markets in the months ahead. As a result of this view, we reduced the Fund's cash balances in an attempt to take advantage of improved market

--------------------------------------------------------------------------------
8  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


conditions. Our purchases during these months were generally focused on the higher quality sectors of the leveraged bank loan and high yield floating rate markets. We also selectively added a bit more credit risk to the Fund's portfolio when and where we believed we could be appropriately compensated for such increased risk.

In late April, with poor market technicals developing and initial signs of a slowing economic recovery becoming evident, we increased the Fund's cash balances modestly. Our strategy was to hold the cash both in anticipation of better market conditions ahead and to be able to take advantage of potential select opportunistic purchases on weakness. The correction in the market in May and June indeed resulted in what we considered to be some interesting purchase opportunities for the Fund, as we identified securities that we believed were previously fully valued, or in some cases, overvalued.

That said, the Fund's performance was hurt in May and June by having sizable exposures to the broadcasting subindustry and the chemicals industry, each of which underperformed the broader loan market, as measured by the CSLL Index, during these months. Individual credit selection within each of these areas also eroded performance, after being some of the Fund's best performers during the first calendar quarter. We continued to hold the majority of these positions based on our confidence both in the underlying fundamentals for these industries and in the prospects ahead for the specific credits. Indeed, in July, the Fund's performance in these sectors improved with the broader market rally.



  Meanwhile, we are encouraged by the strong performance of many issuers in the Fund's portfolio, especially compared to one year ago.






--------------------------------------------------------------------------------
                            COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

Fund holdings within the consumer products, manufacturing and telecommunications industries outpaced the broader CSLL Index overall during the last several months of the annual period, boosting the Fund's results. During the second calendar quarter, we reduced the Fund's allocation to the health care industry, bringing it from a greater than CSLL Index position to a less than benchmark index exposure. As health care overall lagged the broader leveraged loan market in these months, such re-positioning helped the Fund's performance. Individual credit selection in the utilities sector also contributed positively to the Fund's results, offsetting the detracting effect of exposure to this underperforming area of the market.

OUR FUTURE STRATEGY
At the end of the annual period, the new issue calendar within the leveraged bank loan market for September forward was rumored to be growing as a result of the improved market conditions in July. Even if this is the case, we anticipate there will be less supply to be absorbed in the leveraged bank loan market over the next few months. We expect this reduced supply to begin helping secondary loan prices as fewer new deals are closed and funded. In short, we believe the technical scenario for leveraged bank loans is likely to stabilize as available supply remains in check to match the reduced demand.

Still, we expect the high yield corporate bond market will likely slow from its dramatic mid-summer rally, and as a result, the leveraged bank loan market may remain relatively muted as concerns about the strength of the global economic recovery continue to sporadically but negatively impact the broader capital markets. In such a near-term scenario, we expect inflows into retail loan mutual funds to be flat to slightly positive. Further depressing investor demand for floating rate asset classes may be the unlikelihood, in our view, of the Federal Reserve raising interest rates any time soon.

Meanwhile, we are encouraged by the strong performance of many issuers in the Fund's portfolio, especially compared to one year ago. How much these issuers may be impacted by a moderate slowdown in the global economic recovery is still unknown, but we believe the impact is likely to be minimal given the relative strength of their balance sheets at this point in the cycle.


--------------------------------------------------------------------------------
10  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Given the technical backdrop and prospects for a slowing recovery during the remainder of 2010, we intend to increase the Fund's cash balances modestly over the near term to take advantage of what we believe will be better market conditions in the future and of potential select opportunistic purchases on weakness over the months ahead. As for the new deals that will be brought to market over the next few months amid these uncertain market conditions, we expect them to be extremely well priced and featuring strong capital structures and dominant market positions. These are the type of issues we may want to add to the Fund's portfolio should the current market scenario persist.

Regardless of economic or market conditions, we will continue to invest in a diversified portfolio of senior secured floating rate loans and bonds, as we seek to provide a high level of current income and, as a secondary objective, preserve capital.


Lynn Hopton                            Yvonne Stevens                         Steven Staver, CPA(R)
Portfolio Manager                      Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Floating Rate Fund Class A shares (from 2/16/06 to 7/31/10) as compared to the performance of the Credit Suisse Leveraged Loan Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects a maximum sales charge of 3.00%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2010
                                                                          SINCE
                                                                        INCEPTION
                                                     1 YEAR   3 YEARS    2/16/06
COLUMBIA FLOATING RATE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,979   $10,136    $10,790
---------------------------------------------------------------------------------
     Average annual total return                     +9.79%    +0.45%     +1.73%
---------------------------------------------------------------------------------
CREDIT SUISSE LEVERAGED LOAN INDEX(1)
     Cumulative value of $10,000                    $11,462   $10,994    $11,697
---------------------------------------------------------------------------------
     Average annual total return                    +14.62%    +3.21%     +3.68%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA FLOATING RATE FUND LINE GRAPH)

                          COLUMBIA FLOATING
                              RATE FUND           CREDIT SUISSE
                               CLASS A            FIRST BOSTON
                           (INCLUDES SALES       LEVERAGED LOAN
                          CHARGE) ($10,790)    INDEX(1) ($11,697)
                          -----------------    ------------------
2/16/06                        $ 9,700               $10,000
4/06                             9,892                10,153
7/06                            10,012                10,288
10/06                           10,186                10,485
1/07                            10,406                10,713
4/07                            10,586                10,904
7/07                            10,330                10,641
10/07                           10,591                10,921
1/08                            10,132                10,486
4/08                            10,115                10,537
7/08                            10,137                10,528
10/08                            8,224                 8,699
1/09                             7,698                 8,155
4/09                             8,465                 8,924
7/09                             9,533                10,205
10/09                           10,084                10,846
1/10                            10,544                11,371
4/10                            10,950                11,803
7/10                            10,790                11,697




(1) The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe (formerly known as Credit Suisse First Boston Leveraged Loan Index) of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2010  JULY 31, 2010  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,023.30        $5.45           1.08%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.55        $5.44           1.08%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,019.50        $9.26(c)        1.84%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.76        $9.25(c)        1.84%(c)
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,019.50        $9.21           1.83%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.81        $9.20           1.83%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,026.20        $3.79(c)       .75%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.19        $3.78(c)       .75%(c)
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,023.50        $5.30(c)      1.05%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.70        $5.29(c)      1.05%(c)
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,026.00        $4.04(c)       .80%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.94        $4.03(c)       .80%(c)
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,022.80        $6.05(c)      1.20%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.95        $6.04(c)      1.20%(c)
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2010: +2.33% for Class A, +1.95% for Class B, +1.95% for Class C, +2.62% for Class I, +2.35% for Class R4, +2.60% for Class R5 and +2.28% for Class W.
(c) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2011, unless sooner terminated at the sole

--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

    discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.08% for Class A, 1.83% for Class B, 1.83% for Class C, 0.74% for Class I, 1.04% for Class R4, 0.79% for Class R5 and 1.08% for Class W. Any amounts waived will not be reimbursed by the Fund. This change is effective Oct. 1, 2010. Had this change been in place for the entire six month period ended July 31, 2010, the actual expenses paid would have been $9.21 for Class B, $3.74 for Class I, $5.25 for Class R4, $3.99 for Class R5 and $5.45 for Class W; the hypothetical expenses paid would have been $9.20 for Class B, $3.73 for Class I, $5.24 for Class R4, $3.98 for Class R5 and $5.44 for Class W. The actual and hypothetical expenses paid for Class A and Class C would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
16  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


SENIOR LOANS (94.2%)(j)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (1.3%)
Oshkosh Truck Corp.
 Tranche B Term Loan
 12-06-13                               6.540%         $521,889              $523,564
Spirit AeroSystems, Inc.
 Tranche B1 Term Loan
 09-30-13                               2.276           971,452               941,337
TASC, Inc.
 Tranche B Term Loan
 12-18-15                               5.750           997,494               997,244
Triumph Group, Inc.
 Term Loan
 06-16-16                               4.500           475,000               476,188
Wesco Aircraft Hardware Corp.
 1st Lien Term Loan
 09-30-13                               2.570           705,092               675,125
Wesco Aircraft Hardware Corp.
 2nd Lien Term Loan
 03-28-14                               6.070         1,100,000             1,044,087
                                                                      ---------------
Total                                                                       4,657,545
-------------------------------------------------------------------------------------

AIRLINES (1.7%)
Delta Air Lines, Inc.
 2nd Lien Term Loan
 04-30-14                               3.591         1,022,178               926,778
Delta Air Lines, Inc.
 Term Loan
 09-27-13                               8.750         1,491,244             1,499,326
United Airlines, Inc.
 Tranche B Term Loan
 02-01-14                               2.375         2,126,998             1,908,215
US Airways Group, Inc.
 Term Loan
 03-21-14                               2.829         2,052,000             1,699,323
                                                                      ---------------
Total                                                                       6,033,642
-------------------------------------------------------------------------------------

AUTOMOTIVE (3.0%)
Allison Transmission, Inc.
 Term Loan
 08-07-14                               3.100           979,254               914,378
DaimlerChrysler Financial Services Americas LLC
 2nd Lien Term Loan
 08-05-13                               6.850         1,600,000             1,590,432
Delphi Holdings LLP
 Tranche A Term Loan
 10-06-14                               5.284             1,553                 1,491
Delphi Holdings LLP
 Tranche B Term Loan
 10-06-14                               5.284            15,733                15,025
Ford Motor Co.
 Tranche B1 Term Loan
 12-15-13                               3.350         2,459,774             2,386,203
Goodyear Engineered Product
 Delayed Draw Term Loan
 07-31-14                               2.840           146,250               124,276
Goodyear Engineered Product
 Term Loan
 07-31-14                               2.840         1,021,125               867,701
Metaldyne LLC
 2nd Lien Term Loan
 10-16-14                               5.463           126,736               110,815
Motorsports Aftermarket
 Tranche B Term Loan
 11-29-13                               7.750         1,198,774             1,052,919
Plastech Engineered Products, Inc.
 1st Lien Term Loan
 02-13-13                               0.000           237,286(b,i,m)         35,593
Tenneco, Inc.
 Tranche B Term Loan
 06-03-16                               5.071           450,000               448,200
The Goodyear Tire & Rubber Co.
 2nd Lien Term Loan
 04-30-14                               2.240           670,000               625,974
Visteon Corp.
 Term Loan
 06-13-13                               5.250         1,250,000(b,i)        1,329,688
 12-13-13                               0.000         1,125,000(b,i)        1,198,125
                                                                      ---------------
Total                                                                      10,700,820
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

BROKERAGE (0.2%)
Nuveen Investments, Inc.
 1st Lien Term Loan
 11-13-14                         3.481-3.533%       $1,000,000              $887,000
-------------------------------------------------------------------------------------

BUILDING MATERIALS (0.7%)
Custom Building Products, Inc.
 Term Loan
 03-19-15                               5.750           693,559               687,491
Springs Window Fashions LLC
 Tranche B Term Loan
 12-31-12                               3.313           995,151               938,755
The Hillman Group, Inc.
 Term Loan
 05-31-16                               5.500           800,000               796,664
                                                                      ---------------
Total                                                                       2,422,910
-------------------------------------------------------------------------------------

CHEMICALS (7.3%)
Brenntag Holding Gmbh & Co. KG
 2nd Lien Term Loan
 06-23-15                               6.473           875,000(c)            857,500
Brenntag Holding Gmbh & Co. KG
 Term Loan
 01-20-14                         4.079-4.477           143,227(c)            141,079
Brenntag Holding Gmbh & Co. KG
 Tranche B2 Term Loan
 01-20-14                         4.079-4.088           971,690(c)            957,114
Celanese US Holdings LLC
 Term Loan
 04-02-14                         0.348-2.284         3,335,119             3,205,483
Chemtura Corp.
 Debtor In Possession
 Term Loan
 02-11-11                               6.000         1,175,000(h)          1,176,962
Cognis GMBH
 Tranche C Term Loan
 09-15-13                               2.537         2,050,000(c)          2,007,975
Hexion Specialty Chemicals, Inc.
 Tranche C1B Term Loan
 05-05-15                               4.313         1,788,482             1,696,071
Hexion Specialty Chemicals, Inc.
 Tranche C2B Term Loan
 05-05-15                               4.313           785,620               745,027
Huntsman International LLC
 Tranche B Term Loan
 04-19-14                         2.151-2.231           376,714               353,407
Huntsman International LLC
 Tranche C Term Loan
 06-30-16                         2.575-2.651         1,559,422             1,478,425
Ineos US Finance LLC
 Tranche A2 Term Loan
 12-17-12                         0.001-7.000           269,712               264,655
ISP Chemco LLC
 Term Loan
 06-04-14                               1.875           987,277               935,139
Kraton Polymers LLC
 Term Loan
 05-12-13                               2.375           204,089               192,660
LyondellBasell Industries NV
 Term Loan
 04-08-16                               5.500         1,200,000             1,207,128
Millenium Chemicals
 1st Lien Term Loan
 05-15-14                               2.783         1,151,402             1,061,593
Millenium Chemicals
 2nd Lien Term Loan
 11-15-14                               6.283         1,100,000             1,001,000
Nalco Co.
 Term Loan
 05-13-16                               6.500           391,025               392,124
PQ Corp.
 1st Lien Term Loan
 07-30-14                         3.570-3.730         1,031,222               936,122
Sabic Innovative Plastics Holding US LP
 Tranche B Term Loan
 08-29-14                               2.816         1,569,640             1,520,588
Solutia, Inc.
 Term Loan
 03-17-17                               4.750         2,493,750             2,491,681
Styron S.A.R.L.
 Term Loan
 06-17-16                               7.500         1,800,000(c)          1,811,808
Univar, Inc.
 Tranche B Term Loan
 10-10-14                               3.316         1,944,050             1,860,048
                                                                      ---------------
Total                                                                      26,293,589
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

CONSTRUCTION MACHINERY (0.7%)
NACCO Materials Handling Group, Inc.
 Term Loan
 03-21-13                         2.066-2.373%         $960,000              $856,800
The Manitowoc Co., Inc.
 Tranche A Term Loan
 TBD                                      TBD         1,831,309(f,k)        1,806,129
                                                                      ---------------
Total                                                                       2,662,929
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (1.8%)
Affinion Group, Inc.
 Tranche B Term Loan
 10-09-16                               5.000           748,125               716,487
Live Nation Entertainment, Inc.
 Tranche B Term Loan
 11-07-16                               4.500           798,000               782,279
The ServiceMaster Co.
 Delayed Draw Term Loan
 07-24-14                               2.820           134,121               123,622
The ServiceMaster Co.
 Letter of Credit
 07-24-14                         0.408-2.600         2,075,000             1,872,688
The ServiceMaster Co.
 Term Loan
 07-24-14                         2.820-3.040         1,346,795             1,241,368
West Corp.
 Tranche B2 Term Loan
 10-24-13                         2.696-2.811           400,476               378,734
West Corp.
 Tranche B3 Term Loan
 10-24-13                               7.250           740,470               738,500
West Corp.
 Tranche B4 Term Loan
 07-15-16                         4.196-4.311           581,666               563,175
                                                                      ---------------
Total                                                                       6,416,853
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (2.2%)
Amscan Holdings, Inc.
 Term Loan
 05-27-13                         2.784-2.788         2,117,180             1,990,150
Fender Musical Instruments Corp.
 Delayed Draw Term Loan
 06-09-14                               2.610           706,698               614,827
Fender Musical Instruments Corp.
 Term Loan
 06-09-14                               2.790         1,398,968             1,217,102
Jarden Corp.
 Tranche B1 Term Loan
 01-24-12                               2.283             2,330                 2,278
Jarden Corp.
 Tranche B4 Term Loan
 01-26-15                               3.783         1,526,464             1,506,437
Prestige Brands, Inc.
 Term Loan
 03-24-16                               4.750           773,063               765,912
Visant Corp.
 Tranche C Term Loan
 12-21-11                               2.343           944,846               930,843
Weight Watchers International, Inc.
 Tranche B Term Loan
 01-26-14                               2.063           333,487               324,377
Weight Watchers International, Inc.
 Tranche D Term Loan
 06-30-16                               2.813           739,771               721,824
                                                                      ---------------
Total                                                                       8,073,750
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (3.1%)
Contech Construction Products, Inc.
 Term Loan
 01-31-13                               2.340         2,100,724             1,735,723
Generac Acquisition Corp.
 1st Lien Term Loan
 11-10-13                         2.846-3.033           700,457               643,307
GPX International Tire Corp.
 Pay-in-Kind Term Loan
 03-30-12                              12.531             4,480(l)              2,240
GPX International Tire Corp.
 Tranche B Term Loan
 03-30-12                               5.531           274,379(m)            137,190
Harland Clarke Holdings Corp.
 Tranche B Term Loan
 06-30-14                         2.816-3.033         1,488,511             1,280,119
IMG Worldwide, Inc.
 Tranche B Term Loan
 06-15-15                               7.250         1,550,000             1,506,089


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
DIVERSIFIED MANUFACTURING (CONT.)
Mueller Water Products, Inc.
 Tranche B Term Loan
 05-24-14                         5.475-5.533%         $636,887              $633,040
N.E.W. Holdings I LLC
 Term Loan
 03-23-16                               6.000         2,858,571             2,806,516
RSC Holding III
 2nd Lien Term Loan
 11-30-13                               4.040         1,365,375             1,287,726
Sensus USA, Inc.
 Tranche B3 Term Loan
 06-03-13                               7.000           972,050               972,050
                                                                      ---------------
Total                                                                      11,004,000
-------------------------------------------------------------------------------------

ELECTRIC (4.9%)
Calpine Corp.
 Term Loan
 03-29-14                               3.415         2,543,189             2,411,451
Coleto Creek Power LP
 1st Lien Synthetic Letter of Credit
 06-28-13                         0.433-2.850         1,000,000               887,500
Coleto Creek Power LP
 2nd Lien Term Loan
 06-28-13                               4.316         1,682,370             1,325,573
Dynegy Holdings, Inc.
 Letter of Credit
 04-02-13                               4.070         1,163,993             1,087,845
Energy Future Holdings
 Tranche B2 Term Loan
 10-10-14                         3.845-4.066         3,125,192             2,428,023
FirstLight Power Resources, Inc.
 2nd Lien Term Loan
 05-01-14                               5.063         1,396,000             1,242,440
FirstLight Power Resources, Inc.
 Synthetic Letter of Credit
 11-01-13                         0.413-2.650            17,967                16,680
FirstLight Power Resources, Inc.
 Tranche B 1st Lien Term Loan
 11-01-13                               3.063         1,068,823               992,221
Great Point Power LLC
 Term Loan
 03-10-17                               5.500           822,938               810,593
New Development Holdings LLC
 Term Loan
 07-03-17                               7.000           800,000               808,000
NRG Energy, Inc.
 Credit Linked Deposit
 02-01-13                         0.190-2.183         1,220,367             1,197,989
RRI Energy, Inc.
 Letter of Credit
 TBD                                      TBD           500,000(f,k)          489,585
 06-30-14                         0.346-1.750         1,000,000               979,170
TPF Generation Holdings LLC
 1st Lien Synthetic Letter of Credit
 12-15-13                         0.433-2.100           226,678               211,282
TPF Generation Holdings LLC
 1st Lien Term Loan
 12-15-13                               2.533           567,164               528,643
TPF Generation Holdings LLC
 2nd Lien Term Loan
 12-15-14                               4.783         2,525,000             2,252,300
TPF Generation Holdings LLC
 Synthetic Revolving Term Loan
 12-15-11                         0.433-2.100            70,175                65,408
                                                                      ---------------
Total                                                                      17,734,703
-------------------------------------------------------------------------------------

ENTERTAINMENT (6.1%)
24 Hour Fitness Worldwide, Inc.
 Tranche B Term Loan
 04-22-16                               6.750         1,950,000             1,807,806
AMC Entertainment, Inc.
 Term Loan
 01-28-13                               2.079           997,389               965,802
AMF Bowling Worldwide, Inc.
 Tranche B Term Loan
 06-07-13                         2.816-2.843         1,175,854             1,028,872
Carmike Cinemas, Inc.
 Term Loan
 01-27-16                               5.500         1,747,104             1,742,002
Cedar Fair LP
 Term Loan
 TBD                                      TBD         1,300,000(f,k)        1,304,173
Cinemark USA, Inc.
 Term Loan
 04-30-16                         3.570-3.680         1,572,912             1,539,094


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
ENTERTAINMENT (CONT.)
HIT Entertainment, Inc.
 2nd Lien Term Loan
 02-26-13                               5.850%       $9,167,017            $6,050,232
Metro-Goldwyn-Mayer, Inc.
 Tranche B Term Loan
 04-09-12                              20.500         1,990,986(b)            841,908
Metro-Goldwyn-Mayer, Inc.
 Tranche B1 Term Loan
 04-09-12                              20.500         1,776,740(b)            751,312
National CineMedia LLC
 Term Loan
 02-13-15                               2.290           875,000               824,320
Regal Cinemas Corp.
 Term Loan
 11-19-16                               4.033           714,187               704,360
Six Flags Theme Parks, Inc.
 2nd Lien Term Loan
 12-31-16                               9.250           325,000               328,413
Six Flags Theme Parks, Inc.
 Tranche B 1st Lien Term Loan
 06-30-16                               6.000           800,000               790,592
Sunshine Acquisition Ltd.
 Term Loan
 06-01-12                               5.597         2,558,597             2,386,812
Universal City Development Partners Ltd.
 Term Loan
 11-06-14                               5.500           945,250               944,456
                                                                      ---------------
Total                                                                      22,010,154
-------------------------------------------------------------------------------------

ENVIRONMENTAL (0.8%)
Covanta Energy Corp.
 Letter of Credit
 02-10-14                         0.434-1.500           331,533               309,817
Covanta Energy Corp.
 Term Loan
 02-10-14                         1.938-2.063           651,539               608,863
Synagro Technologies, Inc.
 1st Lien Term Loan
 04-02-14                         2.320-2.350         2,243,848             1,875,476
                                                                      ---------------
Total                                                                       2,794,156
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (3.5%)
Advantage Sales & Marketing, Inc.
 1st Lien Tern Loan
 05-05-16                               5.000           698,250               690,974
Aramark Corp.
 1st Letter of Credit
 01-26-14                         0.155-2.025            66,004                61,713
Aramark Corp.
 2nd Letter of Credit
 07-26-16                         0.155-3.400           118,894               114,599
Aramark Corp.
 Term Loan
 01-26-14                               2.408           911,483               852,228
Aramark Corp.
 Tranche B Term Loan
 07-26-16                               3.783         1,807,869             1,742,551
Constellation Brands, Inc.
 Tranche B Term Loan
 06-05-13                               1.875           773,694               751,450
 06-05-15                               3.125           381,687               378,633
Dole Food Co., Inc.
 Tranche B1 Term Loan
 03-02-17                         5.000-5.500           611,277               611,106
Dole Food Co., Inc.
 Tranche C1 Term Loan
 03-02-17                         5.000-5.500         1,518,259(c)          1,517,834
LJVH Holdings, Inc.
 Tranche B Term Loan
 07-19-14                               3.033            84,377                81,503
LJVH Holdings, Inc.
 Tranche C Term Loan
 07-19-14                               3.033            11,506                11,114
Michael Foods Group, Inc.
 Tranche B Term Loan
 06-29-16                               6.250         1,200,000             1,204,500
Pierre Foods, Inc.
 Term Loan
 03-03-16                               7.000           913,438               912,296
Pinnacle Foods Finance LLC
 Term Loan
 04-02-14                               2.848           952,070               894,156
WM. Bolthouse Farms, Inc.
 1st Lien Term Loan
 02-11-16                               5.500         1,745,625             1,736,897


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
FOOD AND BEVERAGE (CONT.)
WM. Bolthouse Farms, Inc.
 2nd Lien Term Loan
 08-11-16                               9.500%       $1,000,000              $994,250
                                                                      ---------------
Total                                                                      12,555,804
-------------------------------------------------------------------------------------

GAMING (3.8%)
Cannery Casino Resorts LLC
 1st Lien Delayed Draw Term Loan
 05-18-13                               4.598           418,669               376,802
Cannery Casino Resorts LLC
 1st Lien Term Loan
 05-17-13                               4.587           506,325               455,692
Cannery Casino Resorts LLC
 2nd Lien Term Loan
 05-18-14                               4.587         1,250,000             1,006,250
Golden Nugget, Inc.
 2nd Lien Term Loan
 12-31-14                               3.570         2,025,000               972,000
Green Valley Ranch Gaming LLC
 1st Lien Term Loan
 02-16-14                               2.249           795,716               600,105
Green Valley Ranch Gaming LLC
 2nd Lien Term Loan
 08-16-14                               0.000         1,400,000(b,i)           38,500
Greenwood Racing, Inc.
 Term Loan
 11-28-11                               2.570         1,537,704             1,485,160
Harrah's Operating Co., Inc.
 Tranche B1 Term Loan
 01-28-15                               3.498         1,000,000               857,880
Harrahs Operating Co., Inc.
 Tranche B4 Term Loan
 10-31-16                               9.500         2,012,381             2,053,053
Herbst Gaming, Inc.
 Tranche B Delayed Draw Term Loan
 12-02-11                              12.500           792,337               479,364
Herbst Gaming, Inc.
 Tranche B Term Loan
 12-02-11                              12.500         1,358,483               821,882
Las Vegas Sands LLC
 Delayed Draw Term Loan
 05-23-14                               2.070           553,224               513,635
Las Vegas Sands LLC
 Tranche B Term Loan
 05-23-14                               2.070         2,029,793             1,884,541
Penn National Gaming, Inc.
 Tranche B Term Loan
 10-03-12                         2.070-2.240           937,914               916,164
VML US Finance LLC
 Tranche B Term Loan
 05-27-13                               5.040         1,036,659             1,020,207
                                                                      ---------------
Total                                                                      13,481,235
-------------------------------------------------------------------------------------

GAS PIPELINES (0.8%)
Calumet Lubricants Co. LP
 Letter of Credit
 01-03-15                         0.383-4.000           195,402               178,549
Calumet Lubricants Co. LP
 Term Loan
 01-03-15                               4.436         1,443,281             1,318,798
Targa Resources, Inc.
 Term Loan
 TBD                                      TBD         1,000,000(f,k)          998,440
 07-05-16                               5.750           493,355               492,585
                                                                      ---------------
Total                                                                       2,988,372
-------------------------------------------------------------------------------------

HEALTH CARE (7.5%)
AGA Medical Corp.
 Tranche B Term Loan
 04-28-13                         2.530-2.630           795,797               723,181
AMN Healthcare, Inc.
 Tranche B Term Loan
 12-23-13                               6.250           706,875               698,039
Ardent Medical Services, Inc.
 Term Loan
 09-15-15                               6.500         1,820,438             1,774,926
Biomet, Inc.
 Term Loan
 03-25-15                         3.316-3.538           731,093               710,286
Carestream Health
 1st Lien Term Loan
 04-30-13                               2.316           897,831               850,228
Carestream Health
 2nd Lien Term Loan
 10-30-13                               5.566         1,000,000               928,500


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
HEALTH CARE (CONT.)
Caris Diagnostics, Inc.
 Term Loan
 01-29-16                               7.250%         $895,500              $873,113
CHG Healthcare Services
 1st Lien Synthetic Letter of Credit
 12-20-12                         0.400-2.625           155,000               142,600
CHG Healthcare Services
 2nd Lien Term Loan
 12-20-13                               6.329         1,150,000             1,104,000
CHG Healthcare Services
 Term Loan
 12-20-12                               2.829           464,613               442,929
Community Health Systems, Inc.
 Delayed Draw Term Loan
 07-25-14                               2.788           125,869               119,140
Community Health Systems, Inc.
 Term Loan
 07-25-14                               2.788         2,453,308             2,322,153
DaVita, Inc.
 Tranche B1 Term Loan
 10-05-12                         1.830-2.040         1,000,000               974,750
DJO Finance LLC
 Term Loan
 05-20-14                               3.316           889,431               844,034
Emdeon Business Services LLC
 1st Lien Term Loan
 11-18-13                         2.320-2.540         1,692,394             1,626,814
Emdeon Business Services LLC
 2nd Lien Term Loan
 05-16-14                         5.320-5.540           975,000               942,708
Hanger Orthopedic Group, Inc.
 Tranche B Term Loan
 05-26-13                               2.330         1,200,000             1,164,000
HCA, Inc.
 Tranche B1 Term Loan
 11-18-13                               2.783         1,798,659             1,732,217
Health Management Associates, Inc.
 Tranche B Term Loan
 02-28-14                               2.283           761,449               715,541
Healthcare Partners LLC
 Term Loan
 10-31-13                               2.066           675,600               643,509
HealthSouth Corp.
 Tranche 1 Term Loan
 03-10-13                               2.790           270,784               261,984
HealthSouth Corp.
 Tranche 2 Term Loan
 09-10-15                               4.290           222,867               221,893
Iasis Healthcare LLC
 Delayed Draw Term Loan
 03-14-14                               2.316           376,040               354,106
Iasis Healthcare LLC
 Synthetic Letter of Credit
 03-14-14                         0.205-2.100            95,998                90,398
Iasis Healthcare LLC
 Term Loan
 03-14-14                               2.316         1,086,806             1,023,413
Inverness Medical
 1st Lien Term Loan
 06-26-14                         2.316-2.537           919,834               881,201
Inverness Medical
 2nd Lien Term Loan
 06-26-15                               4.566           500,000               485,625
National Mentor Holdings, Inc.
 Letter of Credit
 06-29-13                         0.162-2.150           423,443               368,395
National Mentor Holdings, Inc.
 Tranche B Term Loan
 06-29-13                               2.540         1,492,798             1,298,734
Select Medical Corp.
 Tranche B Term Loan
 02-24-12                               2.484           865,371               836,381
Select Medical Corp.
 Tranche B1 Term Loan
 08-22-14                               4.234           850,000               819,944
Skilled Healthcare Group, Inc.
 Delayed Draw Term Loan
 04-09-16                               5.250            47,917                44,602
Skilled Healthcare Group, Inc.
 Term Loan
 04-09-16                               5.250           525,646               489,287
Vanguard Health Holding Co. II LLC
 Term Loan
 01-29-16                               5.000           548,625               541,509
                                                                      ---------------
Total                                                                      27,050,140
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

HOME CONSTRUCTION (0.2%)
Standard Pacific Corp.
 Tranche B Term Loan
 05-05-13                               2.816%         $855,000              $752,400
The Rhodes Companies LLC
 Term Loan
 03-31-16                               4.853            56,624                43,884
                                                                      ---------------
Total                                                                         796,284
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (1.1%)
Riverside Energy Center
 Term Loan
 06-24-11                               4.725         1,687,604             1,679,166
Rocky Mountain Energy Center LLC
 Credit Linked Deposit
 06-24-11                         0.275-4.350           179,534               178,636
Rocky Mountain Energy Center LLC
 Term Loan
 06-24-11                               4.725           566,950               564,115
Venoco, Inc.
 2nd Lien Term Loan
 05-07-14                               4.375         1,556,289             1,401,220
                                                                      ---------------
Total                                                                       3,823,137
-------------------------------------------------------------------------------------

LIFE INSURANCE (0.5%)
Conseco, Inc.
 Term Loan
 TBD                                      TBD           500,000(f,k)          483,440
 10-10-13                               7.500         1,300,000             1,256,944
                                                                      ---------------
Total                                                                       1,740,384
-------------------------------------------------------------------------------------

MEDIA CABLE (4.1%)
Cequel Communications LLC
 Term Loan
 11-05-13                               2.348         1,496,798             1,434,216
Charter Communications Operating LLC
 Tranche B1 Term Loan
 03-06-14                               2.320           623,383               590,917
Charter Communications Operating LLC
 Tranche C Term Loan
 09-06-16                               3.790         2,068,151             1,971,796
Insight Midwest Holdings LLC
 Tranche B Term Loan
 04-07-14                         2.100-2.280         1,146,129             1,086,977
Mediacom Communications Corp.
 Tranche D Term Loan
 03-31-17                               5.500         2,208,313             2,150,344
Mediacom Communications Corp.
 Tranche D1 Term Loan
 01-31-15                               2.060           470,128               435,259
Mediacom Communications Corp.
 Tranche F Term Loan
 10-23-17                               4.500         2,000,000             1,892,500
Quebecor Media
 Tranche B Term Loan
 01-17-13                               2.526           893,407               855,437
TWCC Holding Corp.
 Term Loan
 09-14-15                               5.000         1,058,119             1,057,463
UPC Broadband Holding
 Tranche T Term Loan
 12-30-16                               4.251         2,026,712             1,922,337
WideOpenWest Finance LLC
 Tranche A Term Loan
 06-30-14                         6.833-8.750         1,259,122             1,232,366
                                                                      ---------------
Total                                                                      14,629,612
-------------------------------------------------------------------------------------

MEDIA NON CABLE (11.6%)
Advanstar Communications, Inc.
 1st Lien Term Loan
 06-02-14                               2.783           940,457               688,885
American Media Operations, Inc.
 Pay-in-Kind Term Loan
 01-30-13                              10.000            13,796(l)             13,451
American Media Operations, Inc.
 Term Loan
 01-30-13                              10.000           959,436               935,450
Cengage Learning Acquisitions, Inc.
 Term Loan
 07-03-14                               3.030         2,251,022             1,991,681
Citadel Broadcasting Corp.
 Term Loan
 06-03-15                              11.000           473,354               495,957
Clear Channel Communications, Inc.
 Tranche B Term Loan
 01-29-16                               3.966         4,593,494             3,597,302


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)
CMP Susquehanna Corp.
 Term Loan
 05-05-13                               2.375%       $2,061,483            $1,820,125
Cumulus Media, Inc.
 Term Loan
 06-11-14                               4.079         1,321,725             1,182,944
CW Media Holdings, Inc.
 Tranche B Term Loan
 02-16-15                               3.533         2,544,875(c)          2,509,883
Emmis Operating Co.
 Tranche B Term Loan
 11-01-13                         4.432-4.537           989,306               826,070
F & W Media, Inc.
 Term Loan
 06-09-14                               7.750         1,022,458               820,523
GateHouse Media Operating, Inc.
 Delayed Draw Term Loan
 08-28-14                         2.330-2.340           664,361               265,930
GateHouse Media Operating, Inc.
 Term Loan
 08-28-14                         2.330-2.590         3,751,333             1,501,583
Gray Television, Inc.
 Tranche B Term Loan
 12-31-14                         0.750-3.850         1,179,143             1,104,562
HMH Publishing Co., Ltd.
 Tranche A Term Loan
 06-12-14                               5.598           502,502(c)            458,744
Intelsat Corp.
 Tranche B2A Term Loan
 01-03-14                               3.033           331,925               312,839
Intelsat Corp.
 Tranche B2B Term Loan
 01-03-14                               3.033           331,823               312,743
Intelsat Corp.
 Tranche B2C Term Loan
 01-03-14                               3.033           331,823               312,743
Intelsat Jackson Holdings Ltd.
 Term Loan
 02-01-14                         3.026-3.533         4,795,408             4,326,200
Lodgenet Entertainment Corp.
 Term Loan
 04-04-14                               2.540           513,783               470,111
MediaNews Group, Inc.
 Term Loan
 03-19-14                               8.500           177,083               167,048
Newsday LLC
 Term Loan
 08-01-13                               6.776         1,450,000             1,450,000
Nielsen Finance LLC
 Tranche B Term Loan
 05-01-16                               4.095         1,299,091             1,255,065
Penton Media, Inc.
 1st Lien Term Loan
 08-01-14                               5.000           534,066               376,516
Postmedia Network, Inc.
 Term Loan
 07-13-16                               9.000         1,175,000(c)          1,169,419
Quad/Graphics, Inc.
 Term Loan
 TBD                                      TBD           975,000(f,k)          923,813
R.H. Donnelley, Inc.
 Term Loan
 10-24-14                               9.250           513,959               452,541
Revolution Studios Distribution Co. LLC
 2nd Lien Term Loan
 06-21-15                               7.320           525,000               236,250
Revolution Studios Distribution Co. LLC
 Tranche B Term Loan
 12-21-14                               4.070         1,232,741               949,210
Sinclair Television Group, Inc.
 Tranche B Term Loan
 10-29-15                               6.750         1,779,167             1,790,251
Spanish Broadcasting System, Inc.
 1st Lien Term Loan
 06-10-12                               2.290         3,363,194             3,012,849
SuperMedia, Inc.
 Term Loan
 12-31-15                              11.000           227,131               190,743
Tribune Co.
 Tranche B Term Loan
 06-04-14                               5.250           587,263(b,i)          372,848
Univision Communications, Inc.
 Term Loan
 09-29-14                               2.566         2,242,114             1,952,837


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)
Van Wagner Communications LLC
 Delayed Draw Term Loan
 06-27-13                         3.391-3.475%         $269,209              $210,879
Van Wagner Communications LLC
 Tranche B Term Loan
 06-27-13                         3.391-5.000           379,603               297,354
Yell Group PLC
 Tranche B1 Term Loan
 07-31-14                               4.066         1,331,107(c)            791,263
Zuffa LLC
 Term Loan
 06-19-15                         2.375-7.500         2,187,384             2,111,416
                                                                      ---------------
Total                                                                      41,658,028
-------------------------------------------------------------------------------------

METALS (0.6%)
John Maneely Co.
 Term Loan
 12-09-13                         3.775-3.776           616,513               583,153
Noranda Aluminum Acquisition Corp.
 Tranche B Term Loan
 05-18-14                               2.538         1,037,461               952,732
Novelis Corp.
 Term Loan
 07-06-14                               2.540           545,697               520,382
Novelis, Inc.
 Term Loan
 07-06-14                               2.320           276,852(c)            264,009
                                                                      ---------------
Total                                                                       2,320,276
-------------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (0.6%)
AGFS Funding Co.
 Term Loan
 04-21-15                               7.250         2,275,000             2,247,040
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.3%)
CIT Group, Inc.
 Tranche 2A Term Loan
 TBD                                      TBD         1,000,000(f,k)        1,025,050
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.8%)
CGGVeritas
 Tranche B1 Term Loan
 01-12-14                               4.500           479,097               465,922
Dresser, Inc.
 2nd Lien Term Loan
 05-04-15                               6.195         1,575,000             1,472,624
Dresser, Inc.
 Tranche B Term Loan
 05-04-14                               2.695           962,138               891,354
                                                                      ---------------
Total                                                                       2,829,900
-------------------------------------------------------------------------------------

OTHER INDUSTRY (1.3%)
Alliance Laundry Systems LLC
 Term Loan
 01-27-12                               2.933         1,481,929             1,438,702
ATI Acquisition Co.
 Term Loan
 12-30-15                              13.250           500,000               490,000
ATI Acquisition Co.
 Tranche B Term Loan
 12-30-14                               8.250           721,375               688,913
Blount, Inc.
 Term Loan
 02-09-12                               5.750           399,087               395,097
Education Management LLC
 Tranche C Term Loan
 06-03-13                               2.313           332,844               312,134
TriMas Co. LLC
 Tranche B Term Loan
 12-15-15                               6.000           933,812               915,135
TriMas Co. LLC
 Tranche B1 Term Loan
 08-02-11                               6.000           360,476               335,242
                                                                      ---------------
Total                                                                       4,575,223
-------------------------------------------------------------------------------------

OTHER UTILITY (0.5%)
BRSP LLC
 Term Loan
 06-04-14                               7.500         1,943,519             1,924,084
-------------------------------------------------------------------------------------

PACKAGING (2.1%)
Anchor Glass Container Corp.
 1st Lien Term Loan
 TBD                                      TBD           500,000(f,k)          493,335
 03-02-16                               6.000           575,625               567,952


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
PACKAGING (CONT.)
Bway Holding Co.
 Tranche B Term Loan
 06-16-17                         5.500-6.000%       $1,074,286            $1,072,943
Consolidated Container Co. LLC
 1st Lien Term Loan
 03-28-14                               2.563         1,213,587             1,108,916
Graham Packaging Co. LP
 Tranche C Term Loan
 04-05-14                               6.750           879,054               883,721
Graphic Packaging International, Inc.
 Term Loan
 05-16-14                         3.276-3.283           964,754               943,655
ICL Industrial Containers ULC
 Tranche C Term Loan
 06-16-17                         5.500-6.000           100,714(c)            100,588
Reynolds Group Holdings, Inc.
 Term Loan
 05-05-16                         5.750-6.250         1,819,531             1,809,347
Tegrant Corp.
 2nd Lien Term Loan
 03-08-15                               6.040           850,000               629,000
                                                                      ---------------
Total                                                                       7,609,457
-------------------------------------------------------------------------------------

PAPER (1.0%)
Georgia-Pacific LLC
 Tranche C Term Loan
 12-23-14                         3.783-3.787         1,003,864               997,901
Smurfit-Stone Container Enterprises, Inc.
 Term Loan
 02-22-16                               6.750         1,225,000             1,228,050
White Birch Paper Co.
 Debtor In Possession
 Delayed Draw Term Loan
 TBD                                      TBD           219,871(c,f,h,k)      217,672
 12-01-10                              10.294           139,632(c,h)          138,236
White Birch Paper Co.
 Debtor In Possession
 Term Loan
 12-01-10                              12.000         1,036,819(c,h)        1,026,451
                                                                      ---------------
Total                                                                       3,608,310
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.7%)
Catalent Pharma Solutions, Inc.
 Term Loan
 04-10-14                               2.566         1,391,654             1,257,123
Mylan, Inc.
 Tranche B Term Loan
 10-02-14                         3.625-3.813         1,160,742             1,155,809
                                                                      ---------------
Total                                                                       2,412,932
-------------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)
HUB International Ltd.
 Term Loan
 06-13-14                               6.750           473,807               454,561
-------------------------------------------------------------------------------------

REFINING (1.1%)
Alon USA Energy, Inc.
 Term Loan
 08-05-13                         2.566-3.008         1,440,000             1,112,400
Big West Oil LLC
 Term Loan
 07-23-15                              12.000           725,000               728,625
Western Refining, Inc.
 Term Loan
 05-30-14                              10.750         1,489,993             1,386,632
Wynnewood Refining Co.
 Term Loan
 11-13-14                              11.750           716,875(m)            673,863
                                                                      ---------------
Total                                                                       3,901,520
-------------------------------------------------------------------------------------

REITS (0.4%)
Capital Automotive LP
 Tranche B Term Loan
 12-16-10                               2.100         1,500,000             1,463,250
-------------------------------------------------------------------------------------

RESTAURANTS (0.4%)
Buffets, Inc.
 1st Lien Letter of Credit
 04-22-15                         0.408-7.783           140,946               105,710
Denny's, Inc.
 Credit Linked Deposit
 03-31-12                         0.310-2.000           145,000               143,913
Denny's, Inc.
 Term Loan
 03-31-12                         2.438-2.563           314,167               311,810


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
RESTAURANTS (CONT.)
OSI Restaurant Partners LLC
 Term Loan
 06-14-13                         0.356-2.875%          $77,306               $67,339
 06-14-14                               2.875           847,132               737,911
                                                                      ---------------
Total                                                                       1,366,683
-------------------------------------------------------------------------------------

RETAILERS (6.4%)
Claire's Stores, Inc.
 Tranche B Term Loan
 TBD                                      TBD         1,994,859(f,k)        1,686,274
David's Bridal, Inc.
 Term Loan
 01-31-14                               2.533           412,376               379,386
Dollar General Corp.
 Tranche B1 Term Loan
 07-07-14                         3.066-3.225           853,696               829,630
General Nutrition Centers, Inc.
 Term Loan
 09-16-13                         2.580-2.790         1,546,496             1,458,546
Gregg Appliances, Inc.
 Term Loan
 07-25-13                               2.320           807,566               775,263
JRD Holdings, Inc.
 Term Loan
 07-02-14                               2.580         1,105,645             1,057,273
Michaels Stores, Inc.
 Tranche B1 Term Loan
 10-31-13                         2.688-2.813           401,013               375,336
Michaels Stores, Inc.
 Tranche B2 Term Loan
 07-31-16                         4.938-5.063         1,539,672             1,470,387
Orchard Supply Hardware LLC
 Term Loan
 12-21-13                               3.125         1,570,500             1,338,851
PetCo Animal Supplies, Inc.
 Term Loan
 10-26-13                         2.566-2.783           754,872               722,254
Pilot Travel Centers LLC
 Tranche B Term Loan
 TBD                                      TBD         1,000,000(f,k)        1,003,440
 06-30-16                               5.250           992,123               995,537
QVC, Inc.
 Tranche 6J Term Loan
 03-30-14                               5.829           501,289               500,036
Rent-A-Center, Inc.
 Tranche B Term Loan
 03-31-15                               3.540           506,506               496,376
Rite Aid Corp.
 Tranche 4 Term Loan
 06-10-15                               9.500         1,541,079             1,570,621
Sally Holdings LLC
 Tranche B Term Loan
 11-16-13                               2.570         1,458,423             1,403,280
The Neiman Marcus Group, Inc.
 Term Loan
 04-06-13                         2.348-2.538         1,396,969             1,315,023
The Pantry, Inc.
 Delayed Draw Term Loan
 05-15-14                               2.070           222,412               211,569
The Pantry, Inc.
 Term Loan
 05-15-14                               2.070           772,469               734,811
The Pep Boys-Manny, Moe & Jack
 Term Loan
 10-27-13                               2.540           559,754               530,367
The Sports Authority, Inc.
 Term Loan
 05-03-13                         2.566-2.783         3,105,084             2,817,865
Yankee Candle Co., Inc.
 Term Loan
 02-06-14                               2.320         1,568,809             1,494,729
                                                                      ---------------
Total                                                                      23,166,854
-------------------------------------------------------------------------------------

SUPERMARKETS (0.1%)
Supervalu, Inc.
 Tranche A Term Loan
 06-02-11                               1.191           321,429               315,653
-------------------------------------------------------------------------------------

TECHNOLOGY (5.8%)
Acxiom Corp.
 Tranche 2 Term Loan
 03-15-15                               3.498           482,625               478,692
Asurion Corp.
 1st Lien Term Loan
 07-03-14                         3.343-3.421         1,439,125             1,380,121


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
TECHNOLOGY (CONT.)
Asurion Corp.
 2nd Lien Term Loan
 07-03-15                               6.843%         $400,000              $391,356
Brocade Communications Systems, Inc.
 Term Loan
 10-07-13                               7.000           311,866               312,643
CommScope, Inc.
 Tranche B Term Loan
 12-26-14                         2.816-3.033           416,873               406,452
Dealer Computer Services, Inc.
 Term Loan
 04-21-17                               5.250         1,429,945             1,414,087
Fidelity National Information Services, Inc.
 Tranche B Term Loan
 07-18-16                               5.250           750,000               753,870
First Data Corp.
 Tranche B1 Term Loan
 09-24-14                         3.066-3.079         1,994,872             1,731,808
First Data Corp.
 Tranche B2 Term Loan
 09-24-14                         3.066-3.079         1,036,675               899,554
Flextronics International Ltd.
 Tranche B Term Loan
 10-01-12                               2.596           448,846(c)            427,248
Freescale Semiconductor, Inc.
 Term Loan
 12-01-16                               4.596         1,331,129             1,222,070
Infor Enterprise Solutions Holdings, Inc.
 1st Lien Delayed Draw Term Loan
 07-28-15                               6.070           330,000               304,425
Infor Enterprise Solutions Holdings, Inc.
 1st Lien Term Loan
 07-28-15                               6.070           632,500               583,481
Infor Enterprise Solutions Holdings, Inc.
 2nd Lien Term Loan
 03-02-14                               6.566           600,000               430,500
Information Resources, Inc.
 Term Loan
 05-16-14                               3.484           391,803               373,193
Intergraph Corp.
 Tranche B1 Term Loan
 05-29-14                               6.000           606,667               606,291
Sabre, Inc.
 Term Loan
 09-30-14                         2.316-2.475         2,918,938             2,640,557
Sensata Technology BV/Finance Co. LLC
 Term Loan
 04-27-13                         2.143-2.231           941,505               884,619
Spansion LLC
 Term Loan
 02-09-15                               7.500           548,625               546,228
SunGard Data Systems, Inc.
 Term Loan
 02-28-14                               6.750           739,369               737,705
SunGard Data Systems, Inc.
 Tranche B Term Loan
 02-28-16                         3.999-4.060           483,402               465,579
The First American Corp.
 Term Loan
 04-12-16                               4.750           700,000               696,500
Trans Union LLC
 Term Loan
 06-15-17                               6.750           675,000               679,644
Verint Systems, Inc.
 Term Loan
 05-25-14                               2.580         1,031,875               975,978
WireCo WorldGroup, Inc.
 Term Loan
 02-10-14                               5.250         1,548,763             1,492,620
                                                                      ---------------
Total                                                                      20,835,221
-------------------------------------------------------------------------------------

TEXTILE (1.4%)
Hanesbrands, Inc.
 Term Loan
 12-10-15                               5.250         1,059,437             1,062,085
Levi Strauss & Co.
 Term Loan
 03-27-14                               2.575         2,202,000             2,031,345
Phillips-Van Heusen Corp.
 Tranche B Term Loan
 TBD                                      TBD           750,000(f,k)          752,730
 05-06-16                               4.750           946,309               949,754


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
TEXTILE (CONT.)
The William Carter Co.
 Term Loan
 07-14-12                               1.816%         $259,747              $253,469
                                                                      ---------------
Total                                                                       5,049,383
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.3%)
The Hertz Corp.
 Letter of Credit
 12-21-12                         0.337-1.750           439,313               425,106
The Hertz Corp.
 Tranche B Term Loan
 12-21-12                         2.080-2.100           733,586               709,861
                                                                      ---------------
Total                                                                       1,134,967
-------------------------------------------------------------------------------------

WIRELESS (2.6%)
Crown Castle Operating Co.
 Tranche B Term Loan
 03-06-14                               1.816         1,221,591             1,167,768
Hawaiian Telcom Communications, Inc.
 Tranche C Term Loan
 05-30-14                               4.750           916,039               721,380
MetroPCS Wireless, Inc.
 Tranche B1 Term Loan
 11-03-13                               2.625            87,645                85,234
MetroPCS Wireless, Inc.
 Tranche B2 Term Loan
 11-03-16                               3.875           954,856               939,340
Ntelos, Inc.
 Tranche B Term Loan
 TBD                                      TBD         1,450,000(f,k)        1,450,914
Telesat Canada
 Tranche I Term Loan
 10-31-14                               3.320           999,658(c)            966,550
Telesat Canada
 Tranche II Term Loan
 10-31-14                               3.320            85,864(c)             83,020
Trilogy International Partners LLC
 Term Loan
 06-29-12                               4.033         4,000,000             3,880,000
                                                                      ---------------
Total                                                                       9,294,206
-------------------------------------------------------------------------------------

WIRELINES (0.8%)
Alaska Communications Systems Holdings, Inc.
 Term Loan
 02-01-12                               2.283         1,067,875             1,034,504
Integra Telecom Holdings, Inc.
 Term Loan
 04-15-15                               9.250           925,000               923,381
Time Warner Telecom Holdings, Inc.
 Tranche B Term Loan
 01-07-13                               2.070         1,067,253             1,025,299
                                                                      ---------------
Total                                                                       2,983,184
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $350,859,414)                                                     $338,932,801
-------------------------------------------------------------------------------------



BONDS (2.5%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
AUTOMOTIVE (--%)
DPH Holdings Corp.
 10-06-14                              12.000%           $1,820                $1,892
-------------------------------------------------------------------------------------

BUILDING MATERIALS (0.4%)
CPG International I, Inc.
 Senior Unsecured
 07-01-12                               7.501         1,000,000(e)            970,000
Hillman Group, Inc.
 06-01-18                              10.875           565,000(d)            591,838
                                                                      ---------------
Total                                                                       1,561,838
-------------------------------------------------------------------------------------

CHEMICALS (0.4%)
Hexion US Finance Corp./Nova Scotia ULC
 Secured
 11-15-14                               4.936         1,000,000(e)            843,750
LyondellBasell Industries NV
 Senior Secured
 05-01-18                              11.000           520,012               559,663
                                                                      ---------------
Total                                                                       1,403,413
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.3%)
Esco Corp.
 12-15-13                               4.412         1,000,000(d,e)          916,250
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

ENTERTAINMENT (0.2%)
Marquee Holdings, Inc.
 Senior Discount Notes
 08-15-14                               9.505%       $1,000,000(e)           $822,500
-------------------------------------------------------------------------------------

HEALTH CARE (0.2%)
LifeCare Holdings, Inc.
 08-15-13                               9.250         1,000,000               750,000
-------------------------------------------------------------------------------------

MEDIA NON CABLE (0.4%)
F&W Media, Inc.
 12-09-14                              15.000           413,118               191,067
Intelsat Jackson Holdings SA
 06-15-16                              11.500         1,000,000(c)          1,080,000
                                                                      ---------------
Total                                                                       1,271,067
-------------------------------------------------------------------------------------

METALS (--%)
Aleris International, Inc.
 Senior Unsecured
 06-01-20                               6.000            13,834                13,834
-------------------------------------------------------------------------------------

RETAILERS (0.3%)
Michaels Stores, Inc.
 11-01-14                              10.000         1,000,000             1,045,000
-------------------------------------------------------------------------------------

TOBACCO (0.3%)
Alliance One International, Inc.
 07-15-16                              10.000         1,000,000             1,033,750
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $9,085,571)                                                         $8,819,544
-------------------------------------------------------------------------------------





COMMON STOCKS (1.8%)
ISSUER                                                 SHARES                VALUE(a)
AUTO COMPONENTS (0.1%)
DPH Holdings Corp.                                          12(b)            $173,460
Mark IV Industries, Inc.                                   667(b)              27,514
Metaldyne Co.                                            1,014(b)             253,500
Plastech Engineered Products, Inc., B Units              6,657(b,g,m)              --
Plastech Engineered Products, Inc., C Units              8,198(b,g,m)              --
                                                                      ---------------
Total                                                                         454,474
-------------------------------------------------------------------------------------

CHEMICALS (1.2%)
LyondellBasell Industries NV, Class A                  121,047(b,c)         2,175,215
LyondellBasell Industries NV, Class B                  110,810(b,c)         1,989,039
                                                                      ---------------
Total                                                                       4,164,254
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (--%)
Education Media, Inc. Unit                              29,515(b)             162,332
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (--%)
The Rhodes Companies LLC                               109,053                 38,169
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (--%)
Buffets Restaurants Holdings, Inc.                      28,786(b)             118,742
-------------------------------------------------------------------------------------

IT SERVICES (0.1%)
Advanstar Communications, Inc.                          18,596(b)             225,477
-------------------------------------------------------------------------------------

MEDIA (0.2%)
MediaNews Group, Inc.                                   10,512(b)             173,448
Reader's Digest Association, Inc.                       26,729(b)             539,030
Star Tribune Co.                                           471(b)               8,478
SuperMedia, Inc.                                         1,126(b)              23,747
                                                                      ---------------
Total                                                                         744,703
-------------------------------------------------------------------------------------

MEDIA NON CABLE (--%)
F&W Media, Inc.                                          4,165                  2,083
-------------------------------------------------------------------------------------

METALS & MINING (0.2%)
Aleris International, Inc.                              16,009                580,326
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $13,971,266)                                                        $6,490,560
-------------------------------------------------------------------------------------



WARRANTS (0.2%)
ISSUER                                                 SHARES                VALUE(a)
COMMUNICATIONS EQUIPMENT (0.2%)
Citadel Broadcasting Corp., Class B                     27,602(b,m)          $749,850
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

WARRANTS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

DIVERSIFIED FINANCIAL SERVICES (--%)
Cumulus Media, Inc., Class A                             2,817(b,m)            $7,666
-------------------------------------------------------------------------------------

MEDIA (--%)
Star Tribune Co.                                         2,617(b,m)            47,106
-------------------------------------------------------------------------------------

MEDIA CABLE (--%)
F&W Media, Inc.                                          1,805(b,m)               902
-------------------------------------------------------------------------------------
TOTAL WARRANTS
(Cost: $2,615,157)                                                           $805,524
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.6%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.279%                9,290,381(n)          $9,290,381
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $9,290,381)                                                         $9,290,381
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $385,821,789)(o)                                                  $364,338,810
=====================================================================================



The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2010, the value of foreign securities, excluding short-term securities, represented 5.76% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the value of these securities amounted to $1,508,088 or 0.42% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2010.

(f) At July 31, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $11,736,651. See Note 2 to the financial statements.

(g)  Negligible market value.

(h) The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(i)  This position is in bankruptcy.

(j) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.


--------------------------------------------------------------------------------
32  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(k) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(l) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at July 31, 2010 was $1,652,170, representing 0.46% of net assets. Information concerning such security holdings at July 31, 2010 was as follows:

                                         ACQUISITION
     SECURITY                               DATES                 COST
     -------------------------------------------------------------------
     Citadel Broadcasting
       Corp., Class B              07-06-09 thru 01-08-10       $442,439
     Cumulus Media, Inc., Class
       A                                  11-05-09                    --
     F&W Media, Inc.                      03-27-07               393,022
     GPX International Tire
       Corp.
       Tranche B Term Loan
       5.531% 2012                 04-11-06 thru 06-04-10        261,635
     Plastech Engineered
       Products, Inc., B Units            06-29-09                    --
     Plastech Engineered
       Products, Inc., C Units            06-29-09                    --
     Plastech Engineered
       Products, Inc.
       1st Lien Term Loan
       0.000% 2013                 02-14-07 thru 05-26-09        102,045
     Star Tribune Co.                     03-09-07             1,779,696
     Wynnewood Refining Co.
       Term Loan
       11.750% 2014                       10-14-09               649,143


(n) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2010.

(o) At July 31, 2010, the cost of securities for federal income tax purposes was $386,158,979 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $9,066,996
     Unrealized depreciation                         (30,887,165)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(21,820,169)
     -----------------------------------------------------------





--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
34  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2010:

                                                FAIR VALUE AT JULY 31, 2010
                            ------------------------------------------------------------------
                                 LEVEL 1           LEVEL 2
                              QUOTED PRICES         OTHER           LEVEL 3
                                IN ACTIVE        SIGNIFICANT      SIGNIFICANT
                               MARKETS FOR        OBSERVABLE     UNOBSERVABLE
DESCRIPTION(a)              IDENTICAL ASSETS      INPUTS(b)         INPUTS           TOTAL
----------------------------------------------------------------------------------------------
Senior Loans
    Building Materials                 $--         $1,735,419        $687,491       $2,422,910
    Chemicals                           --         26,152,510         141,079       26,293,589
    Construction
     Machinery                          --          1,806,129         856,800        2,662,929
    Diversified
     Manufacturing                      --          9,894,760       1,109,240       11,004,000
    Health Care                         --         24,232,388       2,817,752       27,050,140
    Home Construction                   --            752,400          43,884          796,284
    Independent Energy                  --          1,401,220       2,421,917        3,823,137
    Media Cable                         --         13,774,175         855,437       14,629,612
    Media Non Cable                     --         37,461,895       4,196,133       41,658,028
    Oil Field Services                  --          2,363,978         465,922        2,829,900
    Other Industry                      --          2,665,971       1,909,252        4,575,223
    Other Utility                       --                 --       1,924,084        1,924,084
    Packaging                           --          6,980,457         629,000        7,609,457
    Paper                               --          2,225,951       1,382,359        3,608,310
    Refining                            --          2,499,032       1,402,488        3,901,520
    Restaurants                         --            805,250         561,433        1,366,683
    Retailers                           --         18,197,928       4,968,926       23,166,854
    Wireless                            --          5,414,206       3,880,000        9,294,206
    All Other Industries                --        150,315,935              --      150,315,935
----------------------------------------------------------------------------------------------
Total Senior Loans                      --        308,679,604      30,253,197      338,932,801
----------------------------------------------------------------------------------------------

Bonds
  Corporate Debt
    Securities
    Automotive                          --                 --           1,892            1,892
    Metals                              --                 --          13,834           13,834
    All Other Industries                --          8,803,818              --        8,803,818
----------------------------------------------------------------------------------------------
Total Bonds                             --          8,803,818          15,726        8,819,544
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

                                                FAIR VALUE AT JULY 31, 2010
                            ------------------------------------------------------------------
                                 LEVEL 1           LEVEL 2
                              QUOTED PRICES         OTHER           LEVEL 3
                                IN ACTIVE        SIGNIFICANT      SIGNIFICANT
                               MARKETS FOR        OBSERVABLE     UNOBSERVABLE
DESCRIPTION(a)              IDENTICAL ASSETS      INPUTS(b)         INPUTS           TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Auto Components                    $--           $200,974        $253,500         $454,474
    Diversified
     Financial Services                 --            162,332              --          162,332
    Home Construction                   --                 --          38,169           38,169
    Hotels, Restaurants
     & Leisure                          --                 --         118,742          118,742
    IT Services                         --                 --         225,477          225,477
    Media                           23,747            539,030         181,926          744,703
    Media Non Cable                     --                 --           2,083            2,083
    Metals & Mining                     --                 --         580,326          580,326
    All Other Industries         4,164,254                 --              --        4,164,254
  Warrants
    Communications
     Equipment                          --                 --         749,850          749,850
    Media                               --                 --          47,106           47,106
    Media Cable                         --                 --             902              902
    All Other Industries                --              7,666              --            7,666
----------------------------------------------------------------------------------------------
Total Equity Securities          4,188,001            910,002       2,198,081        7,296,084
----------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(c)               9,290,381                 --              --        9,290,381
----------------------------------------------------------------------------------------------
Total Other                      9,290,381                 --              --        9,290,381
----------------------------------------------------------------------------------------------
Total                          $13,478,382       $318,393,424     $32,467,004     $364,338,810
----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2010.


--------------------------------------------------------------------------------
36  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                               CORPORATE
                                  SENIOR         DEBT         COMMON
                                  LOANS       SECURITIES      STOCKS       WARRANTS        TOTAL
---------------------------------------------------------------------------------------------------
Balance as of July 31, 2009     $5,265,095          $--            $--           $--     $5,265,095
  Accrued
    discounts/premiums             292,725          281             --            --        293,006
  Realized gain (loss)           4,474,659          589      4,644,939     2,615,157     11,735,344
  Change in unrealized
    appreciation
    (depreciation)*              3,953,124       14,856     (4,380,092)   (1,817,299)    (2,229,411)
  Net purchases (sales)         (1,475,493)          --      1,113,786            --       (361,707)
  Transfers in and/or out
    of Level 3                  17,743,087           --         21,590            --     17,764,677
---------------------------------------------------------------------------------------------------
Balance as of July 31, 2010    $30,253,197      $15,726     $1,400,223      $797,858    $32,467,004
---------------------------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2010 was $(2,574,903), which is comprised of Senior Loans of $3,607,632, Corporate Debt Securities of $14,856, Common Stocks of $(4,380,092) and Warrants of $(1,817,299).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  37

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $376,531,408)              $355,048,429
  Affiliated money market fund (identified cost $9,290,381)           9,290,381
-------------------------------------------------------------------------------
Total investments in securities (identified cost $385,821,789)      364,338,810
Cash                                                                    399,561
Capital shares receivable                                             3,857,985
Dividends and accrued interest receivable                             1,678,819
Receivable for investment securities sold                             8,329,863
-------------------------------------------------------------------------------
Total assets                                                        378,605,038
-------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                       348,229
Capital shares payable                                                3,720,822
Payable for investment securities purchased                          14,915,018
Accrued investment management services fees                               6,016
Accrued distribution fees                                                 2,558
Accrued transfer agency fees                                              1,069
Accrued administrative services fees                                        690
Accrued plan administration services fees                                     1
Other accrued expenses                                                  130,888
-------------------------------------------------------------------------------
Total liabilities                                                    19,125,291
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $359,479,747
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    420,958
Additional paid-in capital                                          451,205,376
Excess of distributions over net investment income                     (591,141)
Accumulated net realized gain (loss)                                (70,072,467)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (21,482,979)
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $359,479,747
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $226,172,173           26,483,112                       $8.54(1)
Class B          $  9,928,119            1,161,939                       $8.54
Class C          $ 21,210,203            2,483,252                       $8.54
Class I          $101,982,065           11,945,601                       $8.54
Class R4         $    178,181               20,812                       $8.56
Class R5         $      4,760                  556                       $8.56
Class W          $      4,246                  497                       $8.54
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $8.80. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                          $    12,664
Interest                                                            23,806,631
Income distributions from affiliated money market fund                  29,911
------------------------------------------------------------------------------
Total income                                                        23,849,206
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  2,466,113
Distribution fees
  Class A                                                              661,379
  Class B                                                              129,749
  Class C                                                              172,291
  Class W                                                                   11
Transfer agency fees
  Class A                                                              261,718
  Class B                                                               14,077
  Class C                                                               17,792
  Class R4                                                                  86
  Class R5                                                                   3
  Class W                                                                    8
Administrative services fees                                           282,996
Plan administration services fees -- Class R4                              392
Interest expense (Note 8)                                                9,207
Compensation of board members                                           12,263
Custodian fees                                                         111,577
Printing and postage                                                    48,200
Registration fees                                                       83,790
Professional fees                                                       52,041
Other                                                                  105,556
------------------------------------------------------------------------------
Total expenses                                                       4,429,249
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (196,225)
------------------------------------------------------------------------------
Total net expenses                                                   4,233,024
------------------------------------------------------------------------------
Investment income (loss) -- net                                     19,616,182
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                    2,082,942
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        29,013,579
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               31,096,521
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $50,712,703
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  39

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                         2010           2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  19,616,182  $  21,128,932
Net realized gain (loss) on investments                                2,082,942    (53,808,052)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  29,013,579      6,336,674
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       50,712,703    (26,342,446)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (13,248,130)   (11,945,412)
    Class B                                                             (549,203)      (855,617)
    Class C                                                             (728,419)      (750,260)
    Class I                                                           (5,842,426)    (8,068,730)
    Class R4                                                              (7,820)        (8,258)
    Class R5                                                                (248)          (256)
    Class W                                                                 (204)          (214)
-----------------------------------------------------------------------------------------------
Total distributions                                                  (20,376,450)   (21,628,747)
-----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     109,646,184    161,688,147
  Class B shares                                                       3,595,676      3,667,350
  Class C shares                                                      10,788,162      5,514,039
  Class I shares                                                       5,295,568     25,690,163
  Class R4 shares                                                        105,127        107,000
Reinvestment of distributions at net asset value
  Class A shares                                                      11,409,322     10,509,886
  Class B shares                                                         472,208        732,786
  Class C shares                                                         518,525        511,053
  Class I shares                                                       5,837,199      8,052,335
  Class R4 shares                                                          7,228          7,788
Conversions from Class B to Class A
  Class A shares                                                       3,291,323      2,708,009
  Class B shares                                                      (3,291,323)    (2,708,009)
Payments for redemptions
  Class A shares                                                    (186,043,003)  (147,824,820)
  Class B shares                                                      (5,547,380)    (8,441,310)
  Class C shares                                                      (6,917,247)    (7,982,533)
  Class I shares                                                     (29,914,660)   (83,182,073)
  Class R4 shares                                                        (55,123)      (173,112)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (80,802,214)   (31,123,301)
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (50,465,961)   (79,094,494)
Net assets at beginning of year                                      409,945,708    489,040,202
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 359,479,747  $ 409,945,708
-----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $    (591,141) $     143,172
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED JULY 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006(a)
Net asset value, beginning of period                $7.93       $8.97       $9.70      $10.05       $10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .41         .42         .58         .67          .25
Net gains (losses) (both realized and
 unrealized)                                          .62       (1.02)       (.75)       (.35)         .06
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.03        (.60)       (.17)        .32          .31
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.42)       (.44)       (.56)       (.66)        (.26)
Distributions from realized gains                      --          --          --        (.01)          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)       (.44)       (.56)       (.67)        (.26)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.54       $7.93       $8.97       $9.70       $10.05
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.18%      (5.95%)     (1.85%)      3.18%        3.21%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.13%       1.13%       1.09%       1.07%        1.28%(c)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.08%       1.01%       1.06%       1.03%        1.00%(c)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.82%       5.72%       6.19%       6.63%        6.05%(c)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $226        $268        $261        $426         $189
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               68%         84%         43%         91%          49%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED JULY 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006(a)
Net asset value, beginning of period                $7.94       $8.97       $9.70      $10.05       $10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .34         .37         .52         .59          .22
Net gains (losses) (both realized and
 unrealized)                                          .62       (1.02)       (.76)       (.35)         .06
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .96        (.65)       (.24)        .24          .28
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.36)       (.38)       (.49)       (.58)        (.23)
Distributions from realized gains                      --          --          --        (.01)          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.36)       (.38)       (.49)       (.59)        (.23)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.54       $7.94       $8.97       $9.70       $10.05
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       12.19%      (6.55%)     (2.59%)      2.41%        2.87%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.90%       1.90%       1.85%       1.83%        2.05%(c)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.84%       1.77%       1.82%       1.79%        1.77%(c)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.02%       5.08%       5.52%       5.89%        5.60%(c)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $10         $14         $23         $48          $23
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               68%         84%         43%         91%          49%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
42  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                             YEAR ENDED JULY 31,
CLASS C                            ---------------------------------------
PER SHARE DATA                      2010    2009    2008    2007   2006(a)
Net asset value, beginning of
  period                            $7.93   $8.97   $9.70  $10.05   $10.00
--------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)          .34     .37     .50     .59      .22
Net gains (losses) (both realized
  and unrealized)                     .63   (1.03)   (.74)   (.35)     .05
--------------------------------------------------------------------------
Total from investment operations      .97    (.66)   (.24)    .24      .27
--------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
  income                             (.36)   (.38)   (.49)   (.58)    (.22)
Distributions from realized gains      --      --      --    (.01)      --
--------------------------------------------------------------------------
Total distributions                  (.36)   (.38)   (.49)   (.59)    (.22)
--------------------------------------------------------------------------
Net asset value, end of period      $8.54   $7.93   $8.97   $9.70   $10.05
--------------------------------------------------------------------------
TOTAL RETURN                       12.34%  (6.65%) (2.58%)  2.40%    2.84%
--------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
--------------------------------------------------------------------------
Gross expenses prior to expense
  waiver/reimbursement              1.89%   1.89%   1.85%   1.82%    2.04%(c)
--------------------------------------------------------------------------
Net expenses after expense
  waiver/reimbursement(d)           1.83%   1.76%   1.81%   1.78%    1.76%(c)
--------------------------------------------------------------------------
Net investment income (loss)        4.01%   5.05%   5.39%   5.85%    5.22%(c)
--------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------
Net assets, end of period (in
  millions)                           $21     $16     $20     $24       $6
--------------------------------------------------------------------------
Portfolio turnover rate               68%     84%     43%     91%      49%
--------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED JULY 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006(a)
Net asset value, beginning of period                $7.93       $8.96       $9.70      $10.05       $10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .43         .45         .59         .70          .27
Net gains (losses) (both realized and
 unrealized)                                          .63       (1.02)       (.74)       (.35)         .05
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.06        (.57)       (.15)        .35          .32
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.45)       (.46)       (.59)       (.69)        (.27)
Distributions from realized gains                      --          --          --        (.01)          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.45)       (.46)       (.59)       (.70)        (.27)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.54       $7.93       $8.96       $9.70       $10.05
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.55%      (5.55%)     (1.65%)      3.51%        3.35%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .79%        .78%        .76%        .75%         .99%(c)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .75%        .70%        .76%        .71%         .71%(c)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        5.15%       6.18%       6.40%       6.98%        6.59%(c)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $102        $113        $185        $186          $59
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               68%         84%         43%         91%          49%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
44  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED JULY 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006(a)
Net asset value, beginning of period                $7.95       $8.99       $9.70      $10.05       $10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .40         .44         .61         .67          .26
Net gains (losses) (both realized and
 unrealized)                                          .63       (1.03)       (.73)       (.33)         .06
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.03        (.59)       (.12)        .34          .32
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.42)       (.45)       (.59)       (.68)        (.27)
Distributions from realized gains                      --          --          --        (.01)          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)       (.45)       (.59)       (.69)        (.27)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.56       $7.95       $8.99       $9.70       $10.05
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.19%      (5.71%)     (1.41%)      3.33%        3.29%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.09%       1.07%       1.05%       1.02%        1.13%(c)
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.05%        .81%        .69%        .90%         .85%(c)
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.75%       5.96%       6.54%       6.79%        6.22%(c)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--         $--         $--          $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               68%         84%         43%         91%          49%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  45

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED JULY 31,
CLASS R5                                           -------------------------------
PER SHARE DATA                                      2010        2009       2008(e)
Net asset value, beginning of period                $7.95       $8.98       $8.99
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .43         .45         .01
Net gains (losses) (both realized and
 unrealized)                                          .62       (1.03)       (.01)
----------------------------------------------------------------------------------
Total from investment operations                     1.05        (.58)         --
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.44)       (.45)       (.01)
----------------------------------------------------------------------------------
Net asset value, end of period                      $8.56       $7.95       $8.98
----------------------------------------------------------------------------------
TOTAL RETURN                                       13.47%      (5.57%)      (.04%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .87%        .85%        .75%(c)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .80%        .75%        .75%(c)
----------------------------------------------------------------------------------
Net investment income (loss)                        5.10%       6.11%       4.59%(c)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--         $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               68%         84%         43%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
46  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                             YEAR ENDED JULY 31,
CLASS W                                -------------------------------
PER SHARE DATA                          2010    2009    2008   2007(f)
Net asset value, beginning of period    $7.93   $8.97   $9.70   $10.06
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)              .39     .42     .56      .44
Net gains (losses) (both realized and
  unrealized)                             .63   (1.03)   (.74)    (.37)
---------------------------------------------------------------------------
Total from investment operations         1.02    (.61)   (.18)     .07
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income     (.41)   (.43)   (.55)    (.42)
Distributions from realized gains          --      --      --     (.01)
---------------------------------------------------------------------------
Total distributions                      (.41)   (.43)   (.55)    (.43)
---------------------------------------------------------------------------
Net asset value, end of period          $8.54   $7.93   $8.97    $9.70
---------------------------------------------------------------------------
TOTAL RETURN                           13.05%  (6.07%) (1.97%)    .77%
---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
  waiver/reimbursement                  1.26%   1.23%   1.20%    1.19%(c)
---------------------------------------------------------------------------
Net expenses after expense
  waiver/reimbursement(d)               1.20%   1.14%   1.20%    1.15%(c)
---------------------------------------------------------------------------
Net investment income (loss)            4.70%   5.71%   6.00%    6.60%(c)
---------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------
Net assets, end of period (in
  millions)                               $--     $--     $--      $--
---------------------------------------------------------------------------
Portfolio turnover rate                   68%     84%     43%      91%
---------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(e) For the period from July 24, 2008 to July 31, 2008. On July 24, 2008, the Investment Manager purchased 556 shares at $8.99 per share, which represented the initial capital in Class R5.
(f) For the period from Dec. 1, 2006 (when shares became publicly available) to July 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund) (the Fund) is a series of RiverSource Bond Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to "junk bonds") or be considered by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) to be of comparable quality.

The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class I, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R5

--------------------------------------------------------------------------------
48  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


and Class W shares. At July 31, 2010, the Investment Manager and affiliated funds-of-funds owned approximately 28% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment

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                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At July 31, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at July 31, 2010 was $1,652,170 representing 0.46% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.


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50  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

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INVESTMENTS IN LOANS
The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2010, the Fund has outstanding when-issued securities of $228,999 and other forward-commitments of $11,507,652.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.


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                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. The Fund recognizes certain facility fees as income over the expected term of the loan. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonable assured.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to

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52  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities. At July 31, 2010, and for the year then ended, the Fund had no outstanding forward foreign currency contracts.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. At July 31, 2010 and for the year then ended, the Fund had no outstanding futures contracts.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.61% to 0.38% as the Fund's net assets increase. The

--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

management fee for the year ended July 31, 2010 was 0.61% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended July 31, 2010 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2010, other expenses paid to this company were $1,184.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund paid the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charged an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also paid the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charged an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. The Transfer Agent also received reimbursement for certain out-of-pocket expenses. These fees are included in the transfer agency fees in the Statement of Operations.


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54  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

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PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $749,000 and $110,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $230,021 for Class A, $5,008 for Class B and $5,745 for Class C for the year ended July 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A..............................................  1.08%
Class B..............................................  1.84
Class C..............................................  1.83
Class I..............................................  0.75
Class R4.............................................  1.05
Class R5.............................................  0.80
Class W..............................................  1.20




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                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A............................................  $50,077
Class B............................................    2,494
Class C............................................    4,008
Class R4...........................................        7
Class R5...........................................        1


The management fees waived/reimbursed at the Fund level were $139,638.

Under an agreement which is effective until Sept. 30, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.08%
Class B..............................................  1.84
Class C..............................................  1.83
Class I..............................................  0.75
Class R4.............................................  1.05
Class R5.............................................  0.80
Class W..............................................  1.20


Effective Oct. 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Sept. 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.08%
Class B..............................................  1.83
Class C..............................................  1.83
Class I..............................................  0.74
Class R4.............................................  1.04
Class R5.............................................  0.79
Class W..............................................  1.08


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


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56  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

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5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $272,156,655 and $339,110,024, respectively, for the year ended July 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED JULY 31,                            2010         2009
-------------------------------------------------------------------
CLASS A
Sold                                        12,854,192   22,677,259
Converted from Class B*                        385,351      341,493
Reinvested distributions                     1,353,092    1,466,474
Redeemed                                   (21,852,565) (19,862,962)
-------------------------------------------------------------------
Net increase (decrease)                     (7,259,930)   4,622,264
-------------------------------------------------------------------

CLASS B
Sold                                           421,453      523,080
Reinvested distributions                        55,994      102,934
Converted to Class A*                         (385,351)    (341,493)
Redeemed                                      (663,125)  (1,132,147)
-------------------------------------------------------------------
Net increase (decrease)                       (571,029)    (847,626)
-------------------------------------------------------------------

CLASS C
Sold                                         1,260,461      775,226
Reinvested distributions                        61,398       71,867
Redeemed                                      (820,329)  (1,062,231)
-------------------------------------------------------------------
Net increase (decrease)                        501,530     (215,138)
-------------------------------------------------------------------

CLASS I
Sold                                           630,223    3,862,042
Reinvested distributions                       692,386    1,131,517
Redeemed                                    (3,585,963) (11,422,119)
-------------------------------------------------------------------
Net increase (decrease)                     (2,263,354)  (6,428,560)
-------------------------------------------------------------------

CLASS R4
Sold                                            12,313       15,859
Reinvested distributions                           850        1,088
Redeemed                                        (6,510)     (23,214)
-------------------------------------------------------------------
Net increase (decrease)                          6,653       (6,267)
-------------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase date.


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                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $188,084,624 and $208,917,028, respectively, for the year ended July 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at July 31, 2010, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. On May 10, 2010, the Fund borrowed $35,000,000 at a weighted average interest rate of 1.59%. The

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58  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

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Fund repaid the entire outstanding balance on May 11, 2010. On May 21, 2010, the
Fund borrowed $40,000,000 at a weighted average interest rate of 1.60%. The Fund repaid $27,000,000 on May 25, 2010 and $13,000,000 on May 26, 2010.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $25,955 resulting in a net reclassification adjustment to decrease paid-in capital by $25,955.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED JULY 31,                           2010         2009
------------------------------------------------------------------
Ordinary income                           $20,376,450  $21,628,747


At July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $     52,749
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(69,735,278)
Unrealized appreciation (depreciation)..........  $(22,115,829)


For federal income tax purposes, the Fund had a capital loss carry-over of $68,009,456 at July 31, 2010, that if not offset by capital gains will expire as follows:

YEAR                                                  AMOUNT
--------------------------------------------------------------
2015                                               $    33,562
2016                                                 3,488,601
2017                                                29,093,899
2018                                                35,393,394


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.


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                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At July 31, 2010, the Fund had a post-October loss of $1,725,822 that is treated for income tax purposes as occurring on Aug. 1, 2010.

10. RISKS RELATING TO CERTAIN INVESTMENTS

FLOATING RATE LOAN RISK
The Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include market risk, active management risk, risks of foreign investing, high yield securities risk, prepayment and extension risk, liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on Fund performance. The floating rate loans and securities in which the fund invests generally are lower rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy


--------------------------------------------------------------------------------
60  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

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RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Columbia Floating Rate Fund is one of several defendants to a bankruptcy proceeding captioned In re TOUSA, Inc., et al., Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al, pending in the U.S. Bankruptcy Court, Southern District of Florida (the "Lawsuit"). The Fund and several other defendants (together the "Senior Transeastern Defendants") were lenders to parties involved in a joint venture with TOUSA, Inc. ("TOUSA") on a $450 million Credit Agreement dated as of August 1, 2005 (the "Credit Agreement"). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the "Transeastern Litigation"). On July 31. 2007, a settlement was reached in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on TOUSA's subsidiaries' assets. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11. In August 2008, the Committee of Unsecured Creditors of TOUSA ("Committee") filed the Lawsuit, seeking as to the Senior Transeastern Defendants a return of the money that was paid to the Senior Transeastern Defendants as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the court ordered the Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the court's decision. To stay execution of the judgment against the Fund pending appeal, the Fund paid into escrow $1,327,620. The appeal is pending before the U.S. District Court for the Southern District of Florida ("District Court"), which for this case is the first level of appellate court. The appellate briefing schedule is as follows: the opening brief due on June 1, 2010, response brief due on August 2, 2010, and reply brief due on September 8, 2010. Oral argument on the main appeal is scheduled for October 29, 2010.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise

--------------------------------------------------------------------------------
62  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA FLOATING RATE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Floating Rate Fund (the Fund) (formerly RiverSource Floating Rate Fund) (one of the portfolios constituting the RiverSource Bond Series, Inc.) as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
64  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Floating Rate Fund of the RiverSource Bond Series, Inc. at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2010


--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  65

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.06%
    Dividends Received Deduction for corporations................      0.06%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
66  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS*

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      11/1/05                                                                        Insurance; Hapoalim
Minneapolis, MN 55402                                                                                     Securities USA, Inc.
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  67

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------



* Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. and RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.


--------------------------------------------------------------------------------
68  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  69

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
70  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  71

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
72  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's proposed expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive

--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  73

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.


--------------------------------------------------------------------------------
74  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:
The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed/continued expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the

--------------------------------------------------------------------------------
                           COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT  75

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
76  COLUMBIA FLOATING RATE FUND -- 2010 ANNUAL REPORT

COLUMBIA FLOATING RATE FUND
(FORMERLY KNOWN AS RIVERSOURCE FLOATING RATE FUND)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                   S-6501 G (9/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA
INCOME OPPORTUNITIES FUND
(FORMERLY KNOWN AS RIVERSOURCE INCOME
OPPORTUNITIES FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
JULY 31, 2010
(Prospectus also enclosed)

COLUMBIA INCOME OPPORTUNITIES FUND SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH TOTAL RETURN THROUGH CURRENT INCOME AND CAPITAL APPRECIATION.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   32

Statement of Operations............   33

Statements of Changes in Net
  Assets...........................   34

Financial Highlights...............   35

Notes to Financial Statements......   41

Report of Independent Registered
  Public Accounting Firm...........   56

Federal Income Tax Information.....   58

Board Members and Officers.........   59

Approval of Investment Management
  Services Agreement...............   65

Proxy Voting.......................   68



 Note: Effective September 27, 2010, the Fund has been renamed. While this report covers the fiscal period ended July 31, 2010, which is prior to the name change, the Fund's new name has been reflected throughout.

SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Income Opportunities Fund (the Fund) Class A shares gained 16.76%
  (excluding sales charge) for the 12 months ended July 31, 2010.

> The Fund underperformed its benchmark, the unmanaged Merrill Lynch U.S. High
  Yield Cash Pay BB-B Rated Constrained Index, which increased 20.28% for the same time period.

> The Fund also underperformed its peer group, as represented by the Lipper High
  Current Yield Bond Funds Index, which rose 21.72% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2010)
--------------------------------------------------------------------------------


                                                               SINCE
                                                             INCEPTION
                                   1 YEAR  3 YEARS  5 YEARS   6/19/03
----------------------------------------------------------------------
Columbia Income Opportunities
  Fund
  Class A (excluding sales
     charge)                      +16.76%   +7.57%   +6.36%    +7.26%
----------------------------------------------------------------------
Merrill Lynch U.S. High Yield
  Cash Pay BB-B Rated
  Constrained Index (unmanaged)   +20.28%   +7.75%   +6.57%    +7.41%
----------------------------------------------------------------------
Lipper High Current Yield Bond
  Funds Index (unmanaged)         +21.72%   +5.32%   +5.34%    +6.74%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                     COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2010
                                                              SINCE
Without sales charge              1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 6/19/03)      +16.76%   +7.57%   +6.36%   +7.26%
---------------------------------------------------------------------
Class B (inception 6/19/03)      +15.88%   +6.79%   +5.56%   +6.46%
---------------------------------------------------------------------
Class C (inception 6/19/03)      +15.89%   +6.79%   +5.56%   +6.46%
---------------------------------------------------------------------
Class I (inception 3/4/04)       +17.19%   +8.01%   +6.78%   +7.08%
---------------------------------------------------------------------
Class R4 (inception 6/19/03)     +16.82%   +7.93%   +6.63%   +7.51%
---------------------------------------------------------------------
Class R5* (inception 3/15/10)       N/A      N/A      N/A    +4.32%**
---------------------------------------------------------------------

With sales charge
Class A (inception 6/19/03)      +11.21%   +5.84%   +5.33%   +6.53%
---------------------------------------------------------------------
Class B (inception 6/19/03)      +10.88%   +5.93%   +5.26%   +6.46%
---------------------------------------------------------------------
Class C (inception 6/19/03)      +14.89%   +6.79%   +5.56%   +6.46%
---------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class R5 shares. Class I, Class R4 and Class R5 shares are available to qualifying institutional investors only.

 *Effective July 23, 2010, the Fund no longer offers Class R5 shares. **Not annualized.


--------------------------------------------------------------------------------
4  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     5.2 years
--------------------------------------
Effective duration(2)        4.2 years
--------------------------------------


(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.


--------------------------------------------------------------------------------
                     COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholder,

Columbia Income Opportunities Fund (the Fund) Class A shares gained 16.76% (excluding sales charge) for the 12 months ended July 31, 2010. The Fund underperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which increased 20.28%. The Fund also underperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which rose 21.72% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
The high yield corporate bond market posted robust double-digit gains for the 12 months ended July 31, 2010, with the continuation of the risk rally that began in early March 2009. The sector was supported by both solid technical factors and increasingly stronger fundamentals which drove demand across retail and institutional accounts at a fairly steady pace. Approximately $15 billion flowed into high yield corporate bond mutual funds alone during the 12 months ended July 31, 2010; institutional inflows remained strong; and heavy cross-over activity became a supporting factor as investors sought to capitalize on the historically high yield premiums offered across the sector. As the annual period continued, fundamentals gradually strengthened, and default rates subsided. The default rate within this segment of the fixed income market declined dramatically from 10.3% for the 12 month period ended December 2009

QUALITY BREAKDOWN(1) (at July 31, 2010)
---------------------------------------------------------------------

BBB rating                                  3.9%
------------------------------------------------
BB rating                                  38.4%
------------------------------------------------
B rating                                   52.3%
------------------------------------------------
CCC rating                                  4.6%
------------------------------------------------
D rating                                    0.8%
------------------------------------------------




(1) Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. Columbia Management Investment Advisers, LLC (formerly RiverSource Investments,
LLC) (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 0.7% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
6  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

to 2.9% for the 12-month period ended July 31, 2010. Access to capital for leveraged borrowers continued to improve enabling companies to refinance their pending maturities and better manage their cost structures.

This remarkable recovery across the sector was not without interruption, however. For a few weeks in February 2010, the high yield corporate bond market experienced a short-lived pullback, as some investors sought to monetize gains and others participated in a brief flight-to-quality as the equity markets sold off, sovereign debt concerns were reignited in Europe and U.S. economic data softened a bit. Then, in May and the early part of June 2010, the high yield corporate bond market experienced another pullback along with the global equity markets, as increased volatility led to heightened risk aversion. Risk appetite resumed during the last six

TOP TEN HOLDINGS(1) (at July 31, 2010)
---------------------------------------------------------------------

Ally Financial, Inc.
8.000% 2020                                 1.8%
------------------------------------------------
Nextel Communications, Inc.
7.375% 2015                                 1.8%
------------------------------------------------
CIT Group, Inc.
7.000% 2017                                 1.7%
------------------------------------------------
HCA, Inc.
7.250% 2020                                 1.3%
------------------------------------------------
NRG Energy, Inc.
7.375% 2017                                 1.2%
------------------------------------------------
Anadarko Petroleum Corp.
7.625% 2014                                 1.1%
------------------------------------------------
American General Finance Corp.
6.900% 2017                                 1.1%
------------------------------------------------
Reynolds Group Issuer, Inc./LLC
7.750% 2016                                 1.1%
------------------------------------------------
CC Holdings GS V LLC/Crown Castle GS III
Corp.
7.750% 2017                                 1.1%
------------------------------------------------
Hexion US Finance Corp./Nova Scotia ULC
8.875% 2018                                 1.0%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                     COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


weeks of the annual period on better than expected corporate earnings and positive results from the European Bank stress tests.

Despite these brief setbacks, the tone in the high yield market was greatly improved overall and resulted in a significant recovery in valuations. Yield premiums for high yield bonds relative to duration-matched treasuries contracted nearly 270 bps resulting in significant total return for investors in the sector.

The Fund produced strong double-digit absolute gains. However, the Fund lagged the Merrill Lynch Index due primarily to allocation decisions across industries. The primary reason for the Fund's underperformance of the Merrill Lynch Index was its underweighted exposure to financials. Bonds issued by banks, life insurance and other financial companies comprised just over 10% of the Merrill Lynch Index at the start of the annual period in August 2009 and approximately 12.5% at the end of July 2010. This particular sector gained nearly 52% during the annual period which the Fund did not fully participate in. We were underweight in financials for a couple of key reasons. First, several of the issues in this sector are hybrid securities -- that is, they are not pure bonds, but rather may be converted into preferred or common stock, have their coupons deferred, feature perpetual maturity dates, or have any one of several other non-traditional characteristics. Second, the performance of financials-related bonds was highly dependent on government support. We chose to make investment decisions for the Fund based on rigorous fundamental analysis and in-depth research.

To a lesser degree, having only modest exposure to the retail and paper and forest product industries, each of which outperformed the Merrill Lynch Index during the annual period, detracted from Fund results as well. Sizable allocations to the energy, health-care and telecommunications industries, each of which underperformed the Merrill Lynch Index during the annual period was also negative. From an individual security perspective, there were no Fund holdings that lost any material ground on an absolute basis. Rather, the Fund was hurt more by names it did not own, particularly in the financials industry, that performed particularly well.

On the positive side, strong credit selection in, and sizable allocations to, the chemicals and media industries helped the Fund's results. HEXION FINANCE, a wholly owned special purpose subsidiary of Hexion Specialty

--------------------------------------------------------------------------------
8  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Chemicals, and SALEM COMMUNICATIONS, a commercial radio broadcasting company, were especially strong performers in these industries. Having only a modest exposure to the building and construction industry, which underperformed the Merrill Lynch Index during the annual period, boosted the Fund's relative results as well. Elsewhere, top contributors to the Fund's returns during the annual period included energy services company DRESSER, cable operator and Internet and telephony service provider VIDEOTRON, and integrated telephone company QWEST COMMUNICATIONS INTERNATIONAL.

The Fund underperformed its Lipper peer group primarily because the Fund does not buy bonds rated CCC by both the Moody's and Standard & Poor's rating agencies. Bonds rated CCC, the riskiest issues of the high yield bond market, significantly outperformed bonds rated BB and B during the annual period. Indeed, bonds rated CCC generated annual returns that were nearly double that of the Merrill Lynch Index, which measures bonds rated BB and B. As a higher quality, high yield offering, the Fund is generally expected to outperform in bear markets but underperform in strong risk rallies.

CHANGES TO THE FUND'S PORTFOLIO
We shifted the Fund's positioning as market conditions changed over the annual period. The Fund started the annual period with greater exposure to traditionally defensive industries and to higher quality holdings in its portfolio. However, as lower quality high yield bonds performed best, the Fund's yield was lower than that of the Merrill Lynch Index during the first months of the annual period. As the fiscal year progressed, we became more comfortable that the economy was recovering, albeit slowly, and our


  > On the positive side, strong credit selection in, and sizable allocations to, the chemicals and media industries helped the Fund's results most.







--------------------------------------------------------------------------------
                     COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

view on the fundamentals of the high yield bond sector overall grew increasingly constructive. We meaningfully reduced the Fund's cash position, using it to increase the Fund's exposure to bonds rated B across a wide variety of industries. We particularly sought issues from companies that we felt would benefit most from better economic conditions. We also rotated out of select names that we believed had run their course, taking profits on the gains earned during the rally in the high yield bond market and using the proceeds to increase exposure to more cyclically-oriented industries. In so doing, we incrementally increased the Fund's yield such that it was slightly greater than the Merrill Lynch Index at the end of the annual period.

Throughout the annual period, shifts in industry allocations were primarily due to bottom-up security selection decisions rather than to any significant sector or industry bets. That said, the Fund's exposure to energy and broadcasting increased relative to the Merrill Lynch Index. We also increased the Fund's allocation to a basket of machinery and equipment companies, where capital expenditures are often focused during a cyclical upturn. The Fund's allocation to health care decreased over the course of the annual period.

At the end of the annual period, the Fund had sizable allocations compared to the Merrill Lynch Index in telecommunications (both wireless and wireline), media (including cable TV, broadcast and outdoor), health-care providers, gaming, and energy (exploration and production). The Fund had more modest exposure than the Merrill Lynch Index to the financials, retail, steel, paper and forest products, and building construction/real estate industries at the end of the annual period. The Fund had virtually equal weighting to the Merrill Lynch Index in the aerospace and defense and automotive industries at the end of July 2010.

OUR FUTURE STRATEGY
At the end of July 2010, we maintained a constructive view on the high yield bond asset class over the mid to long term given our expectations for a moderate economic growth environment, slow but gradual improvement in the employment and housing markets, adequate levels of liquidity for corporate issuers, and lower default rates. Still, we believe, broader concerns are likely to continue to pressure higher-risk assets over the near term. These include worries stemming from possible European sovereign debt contagion, the potential for moderating consumption in

--------------------------------------------------------------------------------
10  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

China and its impact on global economic growth, the uncertainties surrounding the effect of financial regulation reform both here and abroad, and a variety of geopolitical challenges. Another persistent -- and even increasing -- concern is the non-farm payroll report. The weaker payroll data during the last several months of the annual period raises serious questions regarding the health of consumer spending. Still, we expect that corporate earnings growth will ultimately lead to much-anticipated job growth. We also believe that second quarter earnings reports may be a positive market catalyst, as investors shift their attention away from macro-induced fears toward company-specific fundamental earnings growth as an insight into business conditions over the months ahead. Volatility will likely remain relatively high, however.

Given our view, we saw valuations within the asset class at the end of July as attractive. We continue to believe that spread tightening (a narrowing of yields between high yield corporate bonds and duration-equivalent U.S. Treasury securities) will hinge on real demand driving organic revenue growth and improving corporate fundamentals. We expect such a rebound to be further supported by broad macroeconomic improvement that fuels job growth and subsequent increased consumer spending.

We intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns. As always, our disciplined credit selection, based on strong fundamental analysis and rigorous risk management, remains our guiding principle.


Brian Lavin, CFA(R)
Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Income Opportunities Fund Class A shares (from 6/19/03 to 7/31/10) as compared to the performance of the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and Lipper High Current Yield Bond Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2010
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    6/19/03
COLUMBIA INCOME OPPORTUNITIES FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,121   $11,856   $12,965    $15,685
-------------------------------------------------------------------------------------------
        Average annual total return                 +11.21%    +5.84%    +5.33%     +6.53%
-------------------------------------------------------------------------------------------
MERRILL LYNCH U.S. HIGH YIELD CASH PAY BB-B RATED CONSTRAINED INDEX(1)
        Cumulative value of $10,000                 $12,028   $12,510   $13,746    $16,622
-------------------------------------------------------------------------------------------
        Average annual total return                 +20.28%    +7.75%    +6.57%     +7.41%
-------------------------------------------------------------------------------------------
LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX(2)
        Cumulative value of $10,000                 $12,172   $11,682   $12,971    $15,906
-------------------------------------------------------------------------------------------
        Average annual total return                 +21.72%    +5.32%    +5.34%     +6.74%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA INCOME OPPORTUNITIES FUND LINE GRAPH)

                                              MERRILL LYNCH
                       COLUMBIA INCOME          U.S. HIGH
                     OPPORTUNITIES FUND        YIELD CASH            LIPPER HIGH
                           CLASS A              PAY BB-B            CURRENT YIELD
                       (INCLUDES SALES      RATED CONSTRAINED        BOND FUNDS
                      CHARGE) ($15,685)    INDEX(1) ($16,622)    INDEX(2) ($15,906)
                     ------------------    ------------------    ------------------
6/19/03                    $ 9,525               $10,000               $10,000
7/03                         9,331                 9,814                 9,888
10/03                        9,876                10,359                10,494
1/04                        10,324                10,851                11,053
4/04                        10,400                10,881                11,049
7/04                        10,516                11,009                11,119
10/04                       11,082                11,563                11,662
1/05                        11,237                11,785                11,977
4/05                        11,048                11,560                11,699
7/05                        11,518                12,095                12,265
10/05                       11,443                11,966                12,142
1/06                        11,751                12,309                12,526
4/06                        11,896                12,476                12,755
7/06                        11,921                12,482                12,752
10/06                       12,342                13,000                13,257
1/07                        12,768                13,417                13,767
4/07                        13,151                13,807                14,183
7/07                        12,600                13,286                13,616
10/07                       13,171                13,880                14,200
1/08                        12,814                13,619                13,628
4/08                        13,069                13,921                13,928
7/08                        12,764                13,467                13,454
10/08                       10,611                10,613                10,458
1/09                        10,947                11,277                10,331
4/09                        11,913                12,219                11,235
7/09                        13,434                13,818                13,067
10/09                       14,205                14,925                14,187
1/10                        14,785                15,580                14,986
4/10                        15,433                16,331                15,822
7/10                        15,685                16,622                15,906




(1) The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of

--------------------------------------------------------------------------------
14  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                   BEGINNING         ENDING        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                FEB. 1, 2010(a)  JULY 31, 2010  THE PERIOD(b)  EXPENSE RATIO
--------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,060.90        $5.70          1.11%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,019.40        $5.59          1.11%
--------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,058.00        $9.59          1.87%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,015.61        $9.40          1.87%
--------------------------------------------------------------------------------------------

Class C
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,058.10        $9.54          1.86%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,015.66        $9.35          1.86%
--------------------------------------------------------------------------------------------

Class I
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,062.90        $3.70           .72%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,021.34        $3.63           .72%
--------------------------------------------------------------------------------------------

Class R4
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,061.30        $5.29          1.03%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,019.80        $5.19          1.03%
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                   BEGINNING         ENDING        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                FEB. 1, 2010(a)  JULY 31, 2010  THE PERIOD(b)  EXPENSE RATIO
--------------------------------------------------------------------------------------------
Class R5
--------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $1,043.20        $3.03           .79%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,020.99        $3.98           .79%
--------------------------------------------------------------------------------------------


(a) The beginning account value for Class R5 is as of March 15, 2010 (when shares of the class became publicly available) for actual expense calculations, and as of Feb. 1, 2010 for hypothetical expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses for Class R5 is equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 137/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended July 31, 2010: +6.09% for Class A, +5.80% for Class B, +5.81% for Class C, +6.29% for Class I and +6.13% for Class R4.
(d) Based on the actual return for the period from March 15, 2010 (when shares became publicly available) to July 31, 2010 of +4.32% for Class R5.


--------------------------------------------------------------------------------
16  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (97.0%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (1.8%)
CPI International, Inc.
 Senior Unsecured
 02-01-15                               6.136%         $246,000(e)           $246,000
Esterline Technologies Corp.
 Senior Notes
 08-01-20                               7.000           195,000(d,i)          196,463
Kratos Defense & Security Solutions, Inc.
 Senior Secured
 06-01-17                              10.000         2,485,000(d)          2,571,975
L-3 Communications Corp.
 10-15-15                               6.375         5,215,000             5,345,374
Oshkosh Corp.
 03-01-17                               8.250         1,066,000             1,113,970
 03-01-20                               8.500           775,000               811,813
TransDigm, Inc.
 07-15-14                               7.750         3,160,000             3.254,800
                                                                      ---------------
Total                                                                      13,540,395
-------------------------------------------------------------------------------------

AIRLINES (1.4%)
Air Canada
 Senior Secured
 08-01-15                               9.250         1,315,000(c,d,i)      1,331,438
Delta Air Lines, Inc.
 Senior Secured
 09-15-14                               9.500         5,385,000(d)          5,829,262
United Air Lines, Inc.
 Senior Secured
 08-01-13                               9.875         3,135,000(d)          3,362,288
                                                                      ---------------
Total                                                                      10,522,988
-------------------------------------------------------------------------------------

AUTOMOTIVE (2.0%)
Accuride Corp.
 08-01-18                               9.500           730,000(d)            742,775
American Axle & Manufacturing Holdings, Inc.
 Senior Secured
 01-15-17                               9.250         3,146,000(d)          3,381,950
Lear Corp.
 03-15-18                               7.875         2,143,000             2,218,005
 03-15-20                               8.125         1,173,000             1,216,988
Tenneco, Inc.
 11-15-15                               8.125         3,510,000(j)          3,641,625
Tenneco, Inc.
 Senior Notes
 08-15-18                               7.750           473,000(d,i)          481,278
TRW Automotive, Inc.
 12-01-17                               8.875         3,695,000(d)          3,916,699
                                                                      ---------------
Total                                                                      15,599,320
-------------------------------------------------------------------------------------

BROKERAGE (0.5%)
E*Trade Financial Corp.
 Senior Unsecured
 09-15-13                               7.375           750,000               719,063
 12-01-15                               7.875         3,625,000             3,461,875
                                                                      ---------------
Total                                                                       4,180,938
-------------------------------------------------------------------------------------

BUILDING MATERIALS (1.9%)
Associated Materials LLC/Finance, Inc.
 Senior Secured
 11-15-16                               9.875         4,308,000             4,668,795
Gibraltar Industries, Inc.
 12-01-15                               8.000         4,355,000             4,267,900
Interface, Inc.
 Secured
 11-01-13                              11.375         1,445,000             1,632,850
Norcraft Companies LP/Finance Corp.
 Senior Secured
 12-15-15                              10.500         3,579,000             3,686,370
Norcraft Holdings LP/Capital Corp.
 Senior Discount Notes
 09-01-12                               9.750            50,000                46,813
                                                                      ---------------
Total                                                                      14,302,728
-------------------------------------------------------------------------------------

CHEMICALS (4.3%)
Ashland, Inc.
 06-01-17                               9.125         2,035,000             2,312,269
CF Industries, Inc.
 05-01-18                               6.875         2,620,000             2,744,450
 05-01-20                               7.125         2,620,000             2,790,300


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
CHEMICALS (CONT.)
Chemtura Corp.
 06-01-16                               6.875%       $4,181,000(b,f)       $4,661,815
Hexion US Finance Corp./Nova Scotia ULC
 Senior Secured
 02-01-18                               8.875         7,908,000             7,621,334
Ineos Finance PLC
 Senior Secured
 05-15-15                               9.000         2,200,000(c,d)        2,244,000
Invista
 05-01-12                               9.250         3,249,000(d)          3,289,613
Koppers, Inc.
 12-01-19                               7.875           785,000               812,475
LBI Escrow Corp.
 Senior Secured
 11-01-17                               8.000         3,798,000(d)          3,983,153
Solutia, Inc.
 03-15-20                               7.875         2,500,000             2,631,250
                                                                      ---------------
Total                                                                      33,090,659
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (3.4%)
Case New Holland, Inc.
 Senior Notes
 12-01-17                               7.875         4,497,000(d)          4,766,820
Maxim Crane Works LP
 Senior Secured
 04-15-15                              12.250         1,745,000(d)          1,631,575
RSC Equipment Rental, Inc./Holdings III LLC
 Senior Secured
 07-15-17                              10.000         1,865,000(d)          2,056,163
Terex Corp.
 Senior Unsecured
 06-01-16                              10.875         4,300,000             4,794,500
The Manitowoc Co., Inc.
 11-01-13                               7.125           409,000               411,045
 02-15-18                               9.500         3,447,000(j)          3,550,410
United Rentals North America, Inc.
 06-15-16                              10.875         4,160,000             4,596,800
United Rentals North America, Inc.
 Senior Unsecured
 12-15-19                               9.250         4,317,000             4,554,435
                                                                      ---------------
Total                                                                      26,361,748
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.3%)
Garda World Security Corp.
 Senior Unsecured
 03-15-17                               9.750         1,969,000(c,d)        2,079,756
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (2.3%)
ACCO Brands Corp.
 Senior Secured
 03-15-15                              10.625           710,000               788,100
Central Garden and Pet Co.
 03-01-18                               8.250         2,543,000             2,574,788
Jarden Corp.
 05-01-16                               8.000         2,895,000             3,039,750
Libbey Glass, Inc.
 Senior Secured
 02-15-15                              10.000         3,144,000(d)          3,356,219
Sealy Mattress Co.
 Senior Secured
 04-15-16                              10.875         1,615,000(d)          1,804,763
Spectrum Brands Holdings, Inc.
 Senior Secured
 06-15-18                               9.500         2,765,000(d)          2,930,900
Visant Holding Corp.
 Senior Discount Notes
 12-01-13                              10.250         2,760,000             2,829,000
Visant Holding Corp.
 Senior Notes
 12-01-13                               8.750           500,000               510,000
                                                                      ---------------
Total                                                                      17,833,520
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.7%)
Amsted Industries, Inc.
 Senior Notes
 03-15-18                               8.125         2,565,000(d)          2,616,300
CPM Holdings, Inc.
 Senior Secured
 09-01-14                              10.625         2,925,000(d)          3,159,000
                                                                      ---------------
Total                                                                       5,775,300
-------------------------------------------------------------------------------------

ELECTRIC (3.6%)
Dynegy Holdings, Inc.
 Senior Unsecured
 06-01-19                               7.750         4,344,000             3,040,800


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
Edison Mission Energy
 Senior Unsecured
 05-15-17                               7.000%       $5,770,000            $3,923,600
Energy Future Holdings Corp.
 Senior Secured
 01-15-20                              10.000         2,590,000(d,j)        2,602,950
Ipalco Enterprises, Inc.
 Senior Secured
 04-01-16                               7.250           595,000(d)            624,750
Midwest Generation LLC
 Pass-Through Certificates
 01-02-16                               8.560         4,859,994             4,787,094
NRG Energy, Inc.
 02-01-16                               7.375         3,665,000             3,738,300
 01-15-17                               7.375         8,904,000             9,015,300
                                                                      ---------------
Total                                                                      27,732,794
-------------------------------------------------------------------------------------

ENTERTAINMENT (1.8%)
AMC Entertainment, Inc.
 Senior Unsecured
 06-01-19                               8.750         2,914,000             3,059,700
Cinemark USA, Inc.
 06-15-19                               8.625         1,557,000             1,619,280
Equinox Holdings, Inc.
 Senior Secured
 02-01-16                               9.500         3,124,000(d,j)        3,124,000
Regal Cinemas Corp.
 02-01-12                               9.375         1,000,000             1,000,000
 07-15-19                               8.625         2,300,000             2,380,500
Speedway Motorsports, Inc.
 06-01-13                               6.750           387,000               388,935
 06-01-16                               8.750         2,000,000             2,120,000
                                                                      ---------------
Total                                                                      13,692,415
-------------------------------------------------------------------------------------

ENVIRONMENTAL (0.1%)
Clean Harbors, Inc.
 Senior Secured
 08-15-16                               7.625           625,000               645,313
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.4%)
Cott Beverages, Inc.
 11-15-17                               8.375         1,050,000(d)          1,097,250
Michael Foods, Inc.
 Senior Notes
 07-15-18                               9.750         1,655,000(d)          1,746,025
                                                                      ---------------
Total                                                                       2,843,275
-------------------------------------------------------------------------------------

GAMING (5.6%)
Boyd Gaming Corp.
 Senior Subordinated Notes
 02-01-16                               7.125         2,005,000             1,719,288
Circus & Eldorado Joint Venture/Silver Legacy
 Capital Corp.
 1st Mortgage
 03-01-12                              10.125         2,890,000             2,734,663
FireKeepers Development Authority
 Senior Secured
 05-01-15                              13.875         2,019,000(d)          2,342,040
MGM Resorts International
 Senior Secured
 05-15-14                              10.375           745,000(j)            823,225
 11-15-17                              11.125         2,530,000             2,871,550
 03-15-20                               9.000         5,200,000(d)          5,447,000
Penn National Gaming, Inc.
 Senior Subordinated Notes
 08-15-19                               8.750         1,815,000             1,896,675
Pinnacle Entertainment, Inc.
 08-01-17                               8.625           605,000               632,225
 05-15-20                               8.750         4,093,000(d)          4,011,140
Pokagon Gaming Authority
 Senior Notes
 06-15-14                              10.375         5,369,000(d)          5,590,471
San Pasqual Casino
 09-15-13                               8.000           587,000(d)            569,390
Seminole Indian Tribe of Florida
 10-01-20                               7.804         1,025,000(d)            943,861
Seminole Indian Tribe of Florida
 Senior Secured
 10-01-20                               6.535         4,140,000(d)          3,728,194
Shingle Springs Tribal Gaming Authority
 Senior Notes
 06-15-15                               9.375         8,510,000(d)          6,978,199


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
GAMING (CONT.)
Tunica-Biloxi Gaming Authority
 Senior Unsecured
 11-15-15                               9.000%       $3,090,000(d)         $2,873,700
                                                                      ---------------
Total                                                                      43,161,621
-------------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.2%)
Niska Gas Storage US LLC/Canada ULC
 Senior Unsecured
 03-15-18                               8.875         1,659,000(d)          1,753,949
-------------------------------------------------------------------------------------

GAS PIPELINES (2.6%)
El Paso Corp.
 01-15-32                               7.750         2,865,000             2,871,653
Regency Energy Partners LP/Finance Corp.
 12-15-13                               8.375         1,400,000             1,466,500
 06-01-16                               9.375         4,555,000(d,j)        4,964,950
Sonat, Inc.
 Senior Unsecured
 02-01-18                               7.000           675,000               704,628
Southern Star Central Corp.
 Senior Notes
 03-01-16                               6.750         3,600,000(d)          3,582,000
 03-01-16                               6.750         6,808,000             6,765,449
                                                                      ---------------
Total                                                                      20,355,180
-------------------------------------------------------------------------------------

HEALTH CARE (6.2%)
Accellent, Inc.
 Senior Secured
 02-01-17                               8.375         1,095,000(d)          1,105,950
American Renal Holdings
 Senior Secured
 05-15-18                               8.375           558,000(d)            566,370
Apria Healthcare Group, Inc.
 Senior Secured
 11-01-14                              11.250         3,355,000(d)          3,589,850
Biomet, Inc.
 Pay-in-kind
 10-15-17                              10.375         2,550,000(g)          2,824,125
Capella Healthcare, Inc.
 07-01-17                               9.250           385,000(d)            403,288
CHS/Community Health Systems, Inc.
 07-15-15                               8.875         4,752,000             4,977,720
DaVita, Inc.
 03-15-15                               7.250           245,000               251,431
HCA, Inc.
 Secured
 11-15-16                               9.250         1,328,000             1,434,240
HCA, Inc.
 Secured Pay-in-kind
 11-15-16                               9.625         3,044,000(g)          3,287,520
HCA, Inc.
 Senior Secured
 02-15-20                               7.875         2,785,000             3,021,725
 09-15-20                               7.250         9,375,000             9,914,062
inVentiv Health, Inc.
 Senior Notes
 08-15-18                              10.000         1,770,000(d,i)        1,805,400
Omnicare, Inc.
 12-15-15                               6.875         5,154,000             5,360,160
Select Medical Corp.
 02-01-15                               7.625         4,603,000             4,407,373
Tenet Healthcare Corp.
 Senior Secured
 07-01-19                               8.875         1,660,000(d)          1,826,000
Vanguard Health Holding Co. II LLC/Inc.
 02-01-18                               8.000         1,829,000             1,829,000
 02-01-18                               8.000           900,000(d)            895,500
                                                                      ---------------
Total                                                                      47,499,714
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (0.5%)
K Hovnanian Enterprises, Inc.
 Senior Secured
 10-15-16                              10.625         2,716,000             2,743,160
KB Home
 09-15-17                               9.100         1,020,000             1,034,025
William Lyon Homes, Inc.
 02-15-14                               7.500           340,000               238,000
                                                                      ---------------
Total                                                                       4,015,185
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (8.6%)
Anadarko Petroleum Corp.
 Senior Unsecured
 03-15-14                               7.625         8,185,000(j)          8,610,644
 06-15-14                               5.750           685,000               682,555
Berry Petroleum Co.
 Senior Unsecured
 06-01-14                              10.250         3,600,000             3,978,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
INDEPENDENT ENERGY (CONT.)
Chesapeake Energy Corp.
 01-15-16                               6.625%       $1,870,000            $1,912,075
 08-15-17                               6.500         1,720,000             1,750,100
 01-15-18                               6.250           315,000(j)            322,088
Comstock Resources, Inc.
 10-15-17                               8.375         2,575,000             2,639,375
Concho Resources, Inc.
 10-01-17                               8.625         3,854,000             4,017,795
Continental Resources, Inc.
 10-01-20                               7.375           804,000(d)            816,060
Denbury Resources, Inc.
 04-01-13                               7.500         1,044,000             1,057,050
 12-15-15                               7.500           441,000               453,128
 03-01-16                               9.750         1,745,000             1,921,681
 02-15-20                               8.250         1,301,000             1,392,070
Forest Oil Corp.
 02-15-14                               8.500         3,610,000             3,871,725
 06-15-19                               7.250         1,890,000             1,913,625
Hilcorp Energy I LP/Finance Co.
 Senior Unsecured
 11-01-15                               7.750         5,135,000(d)          5,237,699
 06-01-16                               9.000         2,000,000(d)          2,110,000
Petrohawk Energy Corp.
 07-15-13                               9.125           310,000               323,175
 08-01-14                              10.500         2,800,000             3,122,000
 06-01-15                               7.875         1,120,000             1,159,200
Pioneer Natural Resources Co.
 Senior Unsecured
 01-15-20                               7.500           295,000               314,175
Quicksilver Resources, Inc.
 08-01-15                               8.250         4,665,000             4,839,938
 04-01-16                               7.125           104,000               101,920
 08-15-19                               9.125         1,960,000             2,136,400
Range Resources Corp.
 03-15-15                               6.375           550,000               557,563
 05-15-16                               7.500         1,115,000             1,160,994
 05-01-18                               7.250           395,000               410,800
 05-15-19                               8.000         2,000,000             2,145,000
 08-01-20                               6.750         2,220,000(i)          2,236,650
SandRidge Energy, Inc.
 Pay-in-kind
 04-01-15                               8.625         5,410,000(g)          5,450,574
                                                                      ---------------
Total                                                                      66,644,059
-------------------------------------------------------------------------------------

LIFE INSURANCE (0.2%)
ING Groep NV
 Subordinated Notes
 12-31-49                               5.775         1,795,000(c,e)        1,462,925
-------------------------------------------------------------------------------------

LODGING (0.7%)
Starwood Hotels & Resorts Worldwide, Inc.
 Senior Unsecured
 12-01-19                               7.150           993,000             1,040,168
Wyndham Worldwide Corp.
 Senior Unsecured
 12-01-16                               6.000         2,336,000             2,368,147
 03-01-20                               7.375         2,025,000             2,111,063
                                                                      ---------------
Total                                                                       5,519,378
-------------------------------------------------------------------------------------

MEDIA CABLE (5.6%)
Cablevision Systems Corp.
 Senior Unsecured
 09-15-17                               8.625         2,765,000(d)          2,968,919
CCO Holdings LLC/Capital Corp.
 04-30-18                               7.875         2,660,000(d)          2,793,000
 04-30-20                               8.125         1,140,000(d)          1,205,550
Cequel Communications Holdings I LLC/Capital Corp.
 Senior Unsecured
 11-15-17                               8.625         3,279,000(d)          3,344,580
CSC Holdings LLC
 Senior Unsecured
 04-15-14                               8.500         1,900,000             2,052,000
 06-15-15                               8.500         3,690,000             3,975,975
 02-15-19                               8.625         1,100,000             1,201,750
DISH DBS Corp.
 02-01-16                               7.125         5,510,000             5,661,525
 09-01-19                               7.875         3,559,000             3,781,438
Insight Communications Co., Inc.
 Senior Notes
 07-15-18                               9.375         1,260,000(d)          1,338,750
Mediacom Broadband LLC/Corp.
 Senior Unsecured
 10-15-15                               8.500         1,950,000             1,964,625
Mediacom LLC/Capital Corp.
 08-15-19                               9.125         2,666,000             2,705,990
Videotron Ltee
 04-15-18                               9.125         6,220,000(c)          6,966,399


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MEDIA CABLE (CONT.)
Virgin Media Secured Finance PLC
 Senior Secured
 01-15-18                               6.500%       $3,241,000(c,d)       $3,374,720
                                                                      ---------------
Total                                                                      43,335,221
-------------------------------------------------------------------------------------

MEDIA NON CABLE (6.2%)
Belo Corp.
 Senior Unsecured
 11-15-16                               8.000         2,955,000             3,117,525
Clear Channel Worldwide Holdings, Inc.
 12-15-17                               9.250         5,306,000(d)          5,611,095
Entravision Communications Corp.
 Senior Secured
 08-01-17                               8.750         4,445,000(d)          4,478,338
Intelsat Subsidiary Holding Co. SA
 01-15-15                               8.875         2,755,000(c,d)        2,851,425
 01-15-15                               8.875         1,850,000(c)          1,919,375
Lamar Media Corp.
 04-01-14                               9.750         3,129,000             3,488,835
Nielsen Finance LLC/Co.
 08-01-14                              10.000         5,449,000             5,680,583
Salem Communications Corp.
 Senior Secured
 12-15-16                               9.625         5,741,000             6,056,754
Sinclair Television Group, Inc.
 Senior Secured
 11-01-17                               9.250         5,544,000(d)          5,765,760
Sirius XM Radio, Inc.
 04-01-15                               8.750         2,660,000(d,j)        2,739,800
Sirius XM Radio, Inc.
 Senior Secured
 09-01-15                               9.750         1,385,000(d)          1,509,650
The Interpublic Group of Companies, Inc.
 Senior Unsecured
 07-15-17                              10.000         4,085,000             4,738,600
                                                                      ---------------
Total                                                                      47,957,740
-------------------------------------------------------------------------------------

METALS (2.4%)
Arch Coal, Inc.
 08-01-16                               8.750         3,017,000(d)          3,258,360
Arch Western Finance LLC
 07-01-13                               6.750         3,250,000             3,266,250
Compass Minerals International, Inc.
 06-01-19                               8.000         1,300,000             1,332,500
Consol Energy, Inc.
 04-01-17                               8.000         3,157,000(d)          3,354,313
 04-01-20                               8.250         3,361,000(d)          3,596,269
Novelis, Inc.
 02-15-15                               7.250           648,000(c)            662,580
Peabody Energy Corp.
 03-15-13                               6.875           395,000               397,963
 11-01-16                               7.375           620,000               675,800
United States Steel Corp.
 Senior Unsecured
 04-01-20                               7.375         1,723,000             1,714,385
                                                                      ---------------
Total                                                                      18,258,420
-------------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (1.1%)
American General Finance Corp.
 Senior Unsecured
 07-15-12                               4.875           425,000(j)            399,500
 12-15-17                               6.900         9,521,000             8,140,455
                                                                      ---------------
Total                                                                       8,539,955
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (5.8%)
Ally Financial, Inc.
 03-15-20                               8.000        13,249,000(d)         13,663,031
CIT Group, Inc.
 Senior Secured
 05-01-16                               7.000         3,000,000             2,857,500
 05-01-17                               7.000        13,360,000            12,591,800
Ford Motor Credit Co. LLC
 Senior Unsecured
 10-01-14                               8.700         4,775,000             5,163,036
 04-15-15                               7.000         1,400,000             1,448,168
 12-15-16                               8.000         4,550,000             4,856,679
 08-15-17                               6.625         4,140,000(i)          4,098,600
                                                                      ---------------
Total                                                                      44,678,814
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (2.2%)
Expro Finance Luxembourg SCA
 Senior Secured
 12-15-16                               8.500         4,557,000(c,d)        4,442,596
Key Energy Services, Inc.
 12-01-14                               8.375         2,231,000             2,297,930
McJunkin Red Man Corp.
 Senior Secured
 12-15-16                               9.500         5,825,000(d)          5,781,312


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
OIL FIELD SERVICES (CONT.)
Offshore Group Investments Ltd.
 Senior Secured
 08-01-15                              11.500%         $740,000(c,d,i)       $748,415
 08-01-15                              11.500         3,875,000(c,d)        3,919,067
                                                                      ---------------
Total                                                                      17,189,320
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.4%)
Cardtronics, Inc.
 08-15-13                               9.250         2,990,000             3,072,225
-------------------------------------------------------------------------------------

OTHER INDUSTRY (1.0%)
Aquilex Holdings LLC/Finance Corp.
 Senior Notes
 12-15-16                              11.125         2,671,000(d)          2,684,355
Chart Industries, Inc.
 10-15-15                               9.125         5,140,000             5,152,850
                                                                      ---------------
Total                                                                       7,837,205
-------------------------------------------------------------------------------------

PACKAGING (2.6%)
Ball Corp.
 09-01-19                               7.375         1,120,000             1,209,600
 09-15-20                               6.750         1,151,000             1,211,428
Crown Americas LLC/Capital Corp. II
 05-15-17                               7.625         2,200,000(d)          2,332,000
Greif, Inc.
 Senior Unsecured
 02-01-17                               6.750         4,050,000             4,151,250
 08-01-19                               7.750           300,000               309,000
Reynolds Group Issuer, Inc./LLC
 Senior Secured
 10-15-16                               7.750         7,662,000(d)          7,987,634
Sealed Air Corp.
 Senior Notes
 06-15-17                               7.875         2,950,000(d,i)        3,134,204
                                                                      ---------------
Total                                                                      20,335,116
-------------------------------------------------------------------------------------

PAPER (2.6%)
Boise Cascade LLC
 10-15-14                               7.125         1,077,000             1,012,380
Cascades, Inc.
 12-15-17                               7.750         4,430,000(c)          4,607,200
Georgia-Pacific LLC
 06-15-15                               7.700         2,990,000             3,221,725
 05-01-16                               8.250         2,630,000(d)          2,853,550
 01-15-17                               7.125         4,453,000(d)          4,636,686
Graphic Packaging International, Inc.
 06-15-17                               9.500         3,270,000             3,498,900
                                                                      ---------------
Total                                                                      19,830,441
-------------------------------------------------------------------------------------


PHARMACEUTICALS (0.3%)
Patheon, Inc.
 Senior Secured
 04-15-17                               8.625         1,908,000(c,d)        1,936,620
-------------------------------------------------------------------------------------

RAILROADS (0.3%)
Kansas City Southern Railway
 06-01-15                               8.000         1,875,000             1,996,875
-------------------------------------------------------------------------------------

RETAILERS (2.7%)
HSN, Inc.
 08-01-16                              11.250         1,580,000             1,777,500
Limited Brands, Inc.
 05-01-20                               7.000         2,000,000             2,065,000
QVC, Inc.
 Senior Secured
 04-15-17                               7.125         1,768,000(d)          1,812,200
 10-01-19                               7.500         3,040,000(d)          3,146,400
 10-15-20                               7.375         1,768,000(d)          1,812,200
Rite Aid Corp.
 Senior Secured
 06-12-16                               9.750         2,800,000             3,013,500
The Neiman Marcus Group, Inc.
 Pay-in-kind
 10-15-15                               9.000         1,494,010(g,j)        1,529,493
Toys R Us Property Co. I LLC
 07-15-17                              10.750         2,878,000             3,248,542
Toys R Us Property Co. LLC
 Senior Secured
 12-01-17                               8.500         2,589,000(d)          2,718,450
                                                                      ---------------
Total                                                                      21,123,285
-------------------------------------------------------------------------------------

TECHNOLOGY (2.1%)
Amkor Technology, Inc.
 Senior Unsecured
 05-01-18                               7.375         1,264,000(d)          1,289,280


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
TECHNOLOGY (CONT.)
Brocade Communications Systems, Inc.
 Senior Secured
 01-15-18                               6.625%       $4,480,000(d)         $4,563,999
 01-15-20                               6.875           637,000(d)            651,333
Fidelity National Information Services, Inc.
 07-15-17                               7.625           490,000(d)            509,600
 07-15-20                               7.875           295,000(d)            308,275
Freescale Semiconductor, Inc.
 Senior Secured
 04-15-18                               9.250         1,640,000(d)          1,693,300
Interactive Data Corp.
 08-01-18                              10.250         3,520,000(d)          3,643,200
JDA Software Group, Inc.
 12-15-14                               8.000           770,000(d)            789,250
Trans Union LLC/Financing Corp.
 06-15-18                              11.375         1,055,000(d)          1,131,488
WireCo WorldGroup
 Senior Unsecured
 05-15-17                               9.500         1,460,000(d)          1,460,000
                                                                      ---------------
Total                                                                      16,039,725
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.7%)
American Petroleum Tankers LLC/Co.
 Senior Secured
 05-01-15                              10.250         1,100,000(d)          1,100,000
Avis Budget Car Rental LLC/Finance, Inc.
 03-15-18                               9.625         1,282,000(d)          1,342,895
The Hertz Corp.
 01-01-14                               8.875         3,120,000             3,213,600
                                                                      ---------------
Total                                                                       5,656,495
-------------------------------------------------------------------------------------

WIRELESS (5.6%)
CC Holdings GS V LLC/Crown Castle GS III Corp.
 Senior Secured
 05-01-17                               7.750         7,300,000(d)          7,975,250
Clearwire Communications LLC/Finance, Inc.
 Senior Secured
 12-01-15                              12.000         1,993,000(d)          2,087,668
Cricket Communications, Inc.
 Senior Secured
 05-15-16                               7.750         5,667,000             5,865,345
Crown Castle International Corp.
 Senior Unsecured
 11-01-19                               7.125         3,085,000             3,200,688
Nextel Communications, Inc.
 08-01-15                               7.375        13,461,000            13,326,389
SBA Telecommunications, Inc.
 08-15-19                               8.250         2,766,000             3,028,770
SBA Telecommunications, Inc.
 08-15-16                               8.000         1,805,000             1,940,375
Sprint Nextel Corp.
 Senior Unsecured
 08-15-17                               8.375         1,640,000             1,713,800
Wind Acquisition Finance SA
 Secured
 07-15-17                              11.750         4,145,000(c,d)        4,404,063
                                                                      ---------------
Total                                                                      43,542,348
-------------------------------------------------------------------------------------

WIRELINES (6.3%)
Cincinnati Bell, Inc.
 02-15-15                               7.000         1,585,000             1,545,375
 10-15-17                               8.250         3,685,000             3,648,150
Frontier Communications Corp.
 04-15-20                               8.500         1,610,000(d)          1,714,650
Frontier Communications Corp.
 Senior Unsecured
 04-15-15                               7.875           788,000(d)            833,310
 04-15-17                               8.250         1,971,000(d)          2,108,970
Integra Telecom Holdings, Inc.
 Senior Secured
 04-15-16                              10.750         1,766,000(d)          1,770,415
ITC Deltacom, Inc.
 Senior Secured
 04-01-16                              10.500         6,080,000             5,988,799
Level 3 Financing, Inc.
 11-01-14                               9.250         4,680,000             4,340,700
 02-15-17                               8.750         2,251,000             1,997,763
PAETEC Holding Corp.
 Senior Secured
 06-30-17                               8.875         4,408,000             4,556,770
Qwest Communications International, Inc.
 10-01-15                               8.000         1,930,000(d)          2,055,450
 04-01-18                               7.125           600,000(d)            621,000
Qwest Corp.
 Senior Unsecured
 05-01-16                               8.375         5,200,000             5,914,999


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELINES (CONT.)
tw telecom holdings, inc.
 03-01-18                               8.000%       $2,100,000(d)         $2,163,000
Windstream Corp.
 08-01-16                               8.625         4,945,000             5,155,163
 11-01-17                               7.875         3,800,000             3,866,500
                                                                      ---------------
Total                                                                      48,281,014
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $702,227,382)                                                     $748,223,979
-------------------------------------------------------------------------------------



SENIOR LOANS (0.9%)(h)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
ENTERTAINMENT (0.1%)
AMC Entertainment Holdings, Inc.
 Pay-in-kind Term Loan
 06-13-12                         0.000-5.537%         $594,595(g)           $576,757
-------------------------------------------------------------------------------------

GAMING (0.1%)
Great Lakes Gaming of Michigan LLC
 Development Term Loan
 08-15-12                               9.000           527,654(k,n)          517,259
Great Lakes Gaming of Michigan LLC
 Non-Gaming Land Acquisition
 Line of Credit
 08-15-12                               9.000           195,186(k,n)          191,341
Great Lakes Gaming of Michigan LLC
 Transition Term Loan
 08-15-12                               9.000           136,669(k,n)          133,976
                                                                      ---------------
Total                                                                         842,576
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.5%)
Dresser, Inc.
 2nd Lien Term Loan
 05-04-15                               6.195         4,316,000             4,035,461
-------------------------------------------------------------------------------------

WIRELINES (0.2%)
Fairpoint Communications, Inc.
 Tranche B Term Loan
 03-31-15                               1.750         1,786,883(b,f)        1,169,068
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $5,649,177)                                                         $6,623,862
-------------------------------------------------------------------------------------





MONEY MARKET FUND (1.8%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.279%                13,652,024(l)        $13,652,024
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $13,652,024)                                                       $13,652,024
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (2.9%)
                                                       AMOUNT
                                   EFFECTIVE          PAYABLE
ISSUER                               YIELD          AT MATURITY              VALUE(a)
CERTIFICATES OF DEPOSIT (0.3%)
Commerzbank AG
 08-09-10                            0.450%          $1,000,000            $1,000,000
Dexia Credit Local
 08-16-10                            0.630            1,000,009             1,000,009
                                                                      ---------------
Total                                                                       2,000,009
-------------------------------------------------------------------------------------



                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)

REPURCHASE AGREEMENTS (2.6%)(m)
Barclays Capital, Inc.
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $7,000,181                          0.310%          $7,000,000            $7,000,000
Pershing LLC
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $10,000,258                         0.310           10,000,000            10,000,000
UBS Securities LLC
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $3,156,339                          0.210            3,156,284             3,156,284
                                                                      ---------------
Total                                                                      20,156,284
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR
  SECURITIES ON LOAN
(Cost: $22,156,293)                                                        22,156,293
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $743,684,876)(o)                                                  $790,656,158
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2010, the value of foreign securities, excluding short-term securities, represented 5.57% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the value of these securities amounted to $282,084,021 or 36.55% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2010.

(f)  This position is in bankruptcy.

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(i) At July 31, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $13,693,366. See Note 2 to the financial statements.

(j) At July 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.


--------------------------------------------------------------------------------
26  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at July 31, 2010 was $842,576, representing 0.11% of net assets. Information concerning such security holdings at July 31, 2010 was as follows:

                                            ACQUISITION
     SECURITY                                  DATES                COST
     ---------------------------------------------------------------------
     Great Lakes Gaming of Michigan
       LLC
       Development Term Loan
       9.000% 2012                    03-02-07 thru 09-15-07      $523,536
     Great Lakes Gaming of Michigan
       LLC
       Non-Gaming Land Acquisition
       Line of Credit
       9.000% 2012                    03-02-07 thru 09-15-07       193,662
     Great Lakes Gaming of Michigan
       LLC
       Transition Term Loan
       9.000% 2012                    03-02-07 thru 09-15-07       135,602


(l) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2010.

(m) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BARCLAYS CAPITAL, INC. (0.310%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Rabobank Nederland                                 $7,350,000
-------------------------------------------------------------
Total market value of collateral securities        $7,350,000
-------------------------------------------------------------




--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



PERSHING LLC (0.310%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Fannie Mae Benchmark REMIC                            $25,960
Fannie Mae Pool                                     4,119,198
Fannie Mae REMICS                                     389,047
Federal Farm Credit Bank                               35,065
Federal Home Loan Banks                               106,331
Federal Home Loan Mortgage Corp                         6,910
Federal National Mortgage Association                     676
Freddie Mac Gold Pool                               1,107,809
Freddie Mac Non Gold Pool                             123,773
Freddie Mac REMICS                                    359,131
Ginnie Mae I Pool                                     224,395
Ginnie Mae II Pool                                    451,253
Government National Mortgage Association              116,902
United States Treasury Inflation Indexed Bonds        205,535
United States Treasury Note/Bond                    2,127,850
United States Treasury Strip Coupon                   291,735
United States Treasury Strip Principal                508,430
-------------------------------------------------------------
Total market value of collateral securities       $10,200,000
-------------------------------------------------------------


UBS SECURITIES LLC (0.210%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Fannie Mae Interest Strip                            $717,302
Fannie Mae Principal Strip                            137,015
Federal Farm Credit Bank                              380,080
Federal Home Loan Mortgage Corp                     1,346,752
Freddie Mac Strips                                    638,269
-------------------------------------------------------------
Total market value of collateral securities        $3,219,418
-------------------------------------------------------------



(n) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(o) At July 31, 2010, the cost of securities for federal income tax purposes was $743,870,340 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $48,587,951
     Unrealized depreciation                          (1,802,133)
     -----------------------------------------------------------
     Net unrealized appreciation                     $46,785,818
     -----------------------------------------------------------





--------------------------------------------------------------------------------
28  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2010:

                                                FAIR VALUE AT JULY 31, 2010
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS      INPUTS(B)        INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities                          $--      $748,223,979           $--      $748,223,979
---------------------------------------------------------------------------------------------
Total Bonds                              --       748,223,979            --       748,223,979
---------------------------------------------------------------------------------------------
Other
  Senior Loans
    Gaming                               --                --       842,576           842,576
    All Other Industries                 --         5,781,286            --         5,781,286
  Affiliated Money Market
    Fund(c)                      13,652,024                --            --        13,652,024
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                 --        22,156,293            --        22,156,293
---------------------------------------------------------------------------------------------
Total Other                      13,652,024        27,937,579       842,576        42,432,179
---------------------------------------------------------------------------------------------
Total                           $13,652,024      $776,161,558      $842,576      $790,656,158
---------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2010.


--------------------------------------------------------------------------------
30  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                        RESIDENTIAL
                                      MORTGAGE-BACKED
                                         SECURITIES      SENIOR LOANS       TOTAL
-----------------------------------------------------------------------------------
Balance as of July 31, 2009                $94,118        $1,056,116     $1,150,234
  Accrued discounts/premiums                    25             3,928          3,953
  Realized gain (loss)                    (673,367)            3,348       (670,019)
  Change in unrealized
    appreciation (depreciation)*           695,625           138,083        833,708
  Net purchases (sales)                   (116,401)         (358,899)      (475,300)
  Transfers in and/or out of Level
    3                                           --                --             --
-----------------------------------------------------------------------------------
Balance as of July 31, 2010                    $--          $842,576       $842,576
-----------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2010 was $138,083.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.


HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  31

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
JULY 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $707,876,559)            $754,847,841
  Affiliated money market fund (identified cost $13,652,024)        13,652,024
  Investments of cash collateral received for securities on loan
    (identified cost $22,156,293)                                   22,156,293
------------------------------------------------------------------------------
Total investments in securities (identified cost $743,684,876)     790,656,158
Capital shares receivable                                            7,789,263
Dividends and accrued interest receivable                           15,767,793
Receivable for investment securities sold                            7,174,942
------------------------------------------------------------------------------
Total assets                                                       821,388,156
------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                    1,172,750
Capital shares payable                                               7,651,372
Payable for investment securities purchased                         18,581,476
Payable upon return of securities loaned                            22,156,293
Accrued investment management services fees                             12,897
Accrued distribution fees                                                6,008
Accrued transfer agency fees                                             2,695
Accrued administrative services fees                                     1,443
Accrued plan administration services fees                                    3
Other accrued expenses                                                 118,092
------------------------------------------------------------------------------
Total liabilities                                                   49,703,029
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                $771,685,127
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                   $    793,494
Additional paid-in capital                                         700,234,535
Undistributed net investment income                                    400,470
Accumulated net realized gain (loss)                                23,285,346
Unrealized appreciation (depreciation) on investments               46,971,282
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                   $771,685,127
------------------------------------------------------------------------------
*Value of securities on loan                                      $ 21,754,957
------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $498,802,615           51,300,169                       $9.72(1)
Class B          $ 29,050,926            2,989,075                       $9.72
Class C          $ 60,481,511            6,224,222                       $9.72
Class I          $182,941,408           18,794,063                       $9.73
Class R4         $    403,599               41,375                       $9.75
Class R5         $      5,068                  521                       $9.73
------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $10.20. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2010


INVESTMENT INCOME
Income:
Interest                                                           $ 64,663,045
Income distributions from affiliated money market fund                   40,507
Income from securities lending -- net                                    58,109
-------------------------------------------------------------------------------
Total income                                                         64,761,661
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   4,451,807
Distribution fees
  Class A                                                             1,165,157
  Class B                                                               362,360
  Class C                                                               508,953
Transfer agency fees
  Class A                                                               631,935
  Class B                                                                52,777
  Class C                                                                70,493
  Class R4                                                                  183
  Class R5                                                                    1
Administrative services fees                                            499,304
Plan administration services fees -- Class R4                               844
Compensation of board members                                            22,216
Custodian fees                                                           23,320
Printing and postage                                                     68,131
Registration fees                                                       108,004
Professional fees                                                        43,638
Other                                                                    47,860
-------------------------------------------------------------------------------
Total expenses                                                        8,056,983
-------------------------------------------------------------------------------
Investment income (loss) -- net                                      56,704,678
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                    49,685,345
Net change in unrealized appreciation (depreciation) on
  investments                                                         6,266,646
-------------------------------------------------------------------------------
Net gain (loss) on investments                                       55,951,991
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $112,656,669
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  33

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                    2010          2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  56,704,678  $ 28,849,030
Net realized gain (loss) on investments                          49,685,345   (14,048,891)
Net change in unrealized appreciation (depreciation) on
  investments                                                     6,266,646    55,074,287
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    112,656,669    69,874,426
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                     (36,664,965)  (16,401,395)
    Class B                                                      (2,576,009)   (1,985,030)
    Class C                                                      (3,595,551)     (896,222)
    Class I                                                     (14,591,459)   (8,211,760)
    Class R4                                                        (26,671)      (11,328)
    Class R5                                                           (144)          N/A
-----------------------------------------------------------------------------------------
Total distributions                                             (57,454,799)  (27,505,735)
-----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                199,381,768   272,779,720
  Class B shares                                                  9,083,933    19,760,602
  Class C shares                                                 29,544,628    29,136,955
  Class I shares                                                 46,098,296   103,414,568
  Class R4 shares                                                   198,325       294,409
  Class R5 shares                                                     5,000           N/A
Reinvestment of distributions at net asset value
  Class A shares                                                 30,311,091    12,981,491
  Class B shares                                                  2,082,733     1,618,164
  Class C shares                                                  2,252,198       549,659
  Class I shares                                                 14,562,154     7,988,690
  Class R4 shares                                                    25,644        10,262
Conversions from Class B to Class A
  Class A shares                                                  6,756,689     5,481,395
  Class B shares                                                 (6,756,689)   (5,481,395)
Payments for redemptions
  Class A shares                                               (174,832,151)  (51,928,727)
  Class B shares                                                (12,156,079)   (8,372,175)
  Class C shares                                                (10,111,526)   (1,570,387)
  Class I shares                                                (49,644,006)  (35,685,916)
  Class R4 shares                                                   (97,566)     (187,496)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                   86,704,442   350,789,819
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         141,906,312   393,158,510
Net assets at beginning of year                                 629,778,815   236,620,305
-----------------------------------------------------------------------------------------
Net assets at end of year                                     $ 771,685,127  $629,778,815
-----------------------------------------------------------------------------------------
Undistributed net investment income                           $     400,470  $  1,150,591
-----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                    YEAR ENDED JULY 31,
CLASS A                                            ----------------------------------------------------
PER SHARE DATA                                      2010        2009       2008       2007        2006
Net asset value, beginning of period                $9.00      $9.34      $9.99      $10.10      $10.53
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .73        .75        .69         .68         .64
Net gains (losses) (both realized and
 unrealized)                                          .73       (.39)      (.54)       (.10)       (.30)
-------------------------------------------------------------------------------------------------------
Total from investment operations                     1.46        .36        .15         .58         .34
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.74)      (.70)      (.66)       (.69)       (.62)
Distributions from realized gains                      --         --       (.14)         --        (.15)
-------------------------------------------------------------------------------------------------------
Total distributions                                  (.74)      (.70)      (.80)       (.69)       (.77)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.72      $9.00      $9.34       $9.99      $10.10
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.76%      5.24%      1.30%       5.69%       3.49%
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.11%      1.19%      1.16%       1.14%       1.14%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                        7.77%      9.15%      7.00%       6.57%       6.25%
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $499       $402       $138        $177        $194
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               86%        81%        75%        122%        130%
-------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                    YEAR ENDED JULY 31,
CLASS B                                            ----------------------------------------------------
PER SHARE DATA                                      2010        2009       2008       2007        2006
Net asset value, beginning of period                $9.00      $9.34      $9.98      $10.09      $10.53
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .66        .68        .61         .60         .56
Net gains (losses) (both realized and
 unrealized)                                          .73       (.38)      (.53)       (.10)       (.30)
-------------------------------------------------------------------------------------------------------
Total from investment operations                     1.39        .30        .08         .50         .26
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.67)      (.64)      (.58)       (.61)       (.55)
Distributions from realized gains                      --         --       (.14)         --        (.15)
-------------------------------------------------------------------------------------------------------
Total distributions                                  (.67)      (.64)      (.72)       (.61)       (.70)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.72      $9.00      $9.34       $9.98      $10.09
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.88%      4.44%       .64%       4.89%       2.60%
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.87%      1.96%      1.92%       1.90%       1.90%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                        7.01%      8.29%      6.22%       5.79%       5.46%
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $29        $34        $26         $43         $57
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               86%        81%        75%        122%        130%
-------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                    YEAR ENDED JULY 31,
CLASS C                                            ----------------------------------------------------
PER SHARE DATA                                      2010        2009       2008       2007        2006
Net asset value, beginning of period                $9.00      $9.34      $9.98      $10.09      $10.53
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .65        .68        .61         .60         .56
Net gains (losses) (both realized and
 unrealized)                                          .74       (.38)      (.53)       (.10)       (.30)
-------------------------------------------------------------------------------------------------------
Total from investment operations                     1.39        .30        .08         .50         .26
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.67)      (.64)      (.58)       (.61)       (.55)
Distributions from realized gains                      --         --       (.14)         --        (.15)
-------------------------------------------------------------------------------------------------------
Total distributions                                  (.67)      (.64)      (.72)       (.61)       (.70)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.72      $9.00      $9.34       $9.98      $10.09
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.89%      4.43%       .64%       4.89%       2.60%
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.86%      1.91%      1.92%       1.90%       1.90%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                        6.98%      8.36%      6.26%       5.80%       5.48%
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $60        $35         $4          $5          $6
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               86%        81%        75%        122%        130%
-------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                    YEAR ENDED JULY 31,
CLASS I                                            -----------------------------------------------------
PER SHARE DATA                                      2010        2009       2008        2007        2006
Net asset value, beginning of period                $9.01      $9.35      $10.00      $10.11      $10.55
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .77        .78         .73         .72         .68
Net gains (losses) (both realized and
 unrealized)                                          .73       (.38)       (.54)       (.10)       (.30)
--------------------------------------------------------------------------------------------------------
Total from investment operations                     1.50        .40         .19         .62         .38
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.78)      (.74)       (.70)       (.73)       (.67)
Distributions from realized gains                      --         --        (.14)         --        (.15)
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.78)      (.74)       (.84)       (.73)       (.82)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.73      $9.01       $9.35      $10.00      $10.11
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       17.19%      5.70%       1.72%       6.12%       3.81%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .72%       .78%        .75%        .74%        .74%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        8.16%      9.63%       7.42%       6.96%       6.67%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $183       $158         $68         $86         $93
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               86%        81%         75%        122%        130%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                    YEAR ENDED JULY 31,
CLASS R4                                           ----------------------------------------------------
PER SHARE DATA                                      2010        2009       2008       2007        2006
Net asset value, beginning of period                $9.03      $9.37      $9.99      $10.10      $10.54
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .74        .76        .73         .69         .66
Net gains (losses) (both realized and
 unrealized)                                          .73       (.37)      (.53)       (.10)       (.31)
-------------------------------------------------------------------------------------------------------
Total from investment operations                     1.47        .39        .20         .59         .35
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.75)      (.73)      (.68)       (.70)       (.64)
Distributions from realized gains                      --         --       (.14)         --        (.15)
-------------------------------------------------------------------------------------------------------
Total distributions                                  (.75)      (.73)      (.82)       (.70)       (.79)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.75      $9.03      $9.37       $9.99      $10.10
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.82%      5.61%      1.90%       5.87%       3.57%
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               1.03%      1.08%      1.05%       1.01%        .97%
-------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.03%       .88%       .76%        .98%        .97%
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                        7.84%      9.28%      7.42%       6.67%       6.42%
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--        $--        $--         $--         $--
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               86%        81%        75%        122%        130%
-------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R5                                             PERIOD ENDED
PER SHARE DATA                                     JULY 31, 2010(c)
Net asset value, beginning of period                     $9.60
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .28
Net gains (losses) (both realized and
 unrealized)                                               .11
-------------------------------------------------------------------
Total from investment operations                           .39
-------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.26)
-------------------------------------------------------------------
Net asset value, end of period                           $9.73
-------------------------------------------------------------------
TOTAL RETURN                                             4.32%
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                            .79%(d)
-------------------------------------------------------------------
Net investment income (loss)                             7.92%(d)
-------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
-------------------------------------------------------------------
Portfolio turnover rate                                    86%
-------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c) For the period from March 15, 2010 (when shares became publicly available) to July 31, 2010.
(d) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund) (the Fund) is a series of RiverSource Bond Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class I, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Class R5 shares became available effective March 15, 2010. Effective July 23, 2010, the Fund no longer offers Class R5 shares.

At July 31, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R5 shares.


--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing

--------------------------------------------------------------------------------
42  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available. Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

ILLIQUID SECURITIES
At July 31, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at July 31, 2010 was $842,576 representing 0.11% of net assets. Certain illiquid securities may be valued, in

--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2010, the Fund has outstanding when-issued securities of $13,693,366.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value

--------------------------------------------------------------------------------
44  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instrument may expose the Fund to certain additional risks, including those detailed below.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain
(loss). At July 31, 2010, and for the year then ended, the Fund had no outstanding credit default swap contracts in which the Fund was the purchaser of protection.

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation

--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


(depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. At July 31, 2010, and for the year then ended, the Fund had no outstanding credit default swap contracts in which the Fund was the seller of protection.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to leverage risk, hedging risk, correlation risk and liquidity risk.


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46  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

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Credit default swap transactions are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into credit default swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty. At July 31, 2010, no collateral had been posted by either the Fund or the counterparty. At July 31, 2010, and for the year then ended, the Fund had no outstanding credit default swap contracts.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.61% to 0.38% as the Fund's net assets increase. The management fee for the year ended July 31, 2010 was 0.61% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended July 31, 2010 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2010, other expenses paid to this company were $1,897.


--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund paid the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charged an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also paid the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 and Class R5 shares. The Transfer Agent charged an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. The Transfer Agent also received reimbursement for certain out-of-pocket expenses. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,590,000 and $271,000 for Class B and Class C shares, respectively. These amounts are based on the

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48  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


most recent information available as of April 30, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $1,147,857 for Class A, $20,601 for Class B and $28,496 for Class C for the year ended July 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
Under an agreement which is effective until Sept. 30, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.14%
Class B..............................................  1.90
Class C..............................................  1.89
Class I..............................................  0.78
Class R4.............................................  1.08
Class R5.............................................  0.83


For the year ended July 31, 2010, the waiver was not invoked since the Fund's expenses were below the cap amount.

Effective Oct. 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Sept. 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.15%
Class B..............................................  1.90
Class C..............................................  1.90
Class I..............................................  0.80
Class R4.............................................  1.10


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


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                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $702,484,107 and $603,605,277, respectively, for the year ended July 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED JULY 31,                            2010        2009
------------------------------------------------------------------
CLASS A
Sold                                        21,298,619  34,033,477
Converted from Class B*                        695,198     609,129
Reinvested distributions                     3,212,052   1,588,748
Redeemed                                   (18,556,230) (6,378,728)
------------------------------------------------------------------
Net increase (decrease)                      6,649,639  29,852,626
------------------------------------------------------------------

CLASS B
Sold                                           971,816   2,459,489
Reinvested distributions                       220,920     200,309
Converted to Class A*                         (695,198)   (609,129)
Redeemed                                    (1,291,439) (1,040,434)
------------------------------------------------------------------
Net increase (decrease)                       (793,901)  1,010,235
------------------------------------------------------------------

CLASS C
Sold                                         3,155,024   3,611,241
Reinvested distributions                       238,328      66,573
Redeemed                                    (1,072,071)   (189,649)
------------------------------------------------------------------
Net increase (decrease)                      2,321,281   3,488,165
------------------------------------------------------------------

CLASS I
Sold                                         4,883,384  13,512,238
Reinvested distributions                     1,541,403     982,527
Redeemed                                    (5,189,329) (4,257,549)
------------------------------------------------------------------
Net increase (decrease)                      1,235,458  10,237,216
------------------------------------------------------------------

CLASS R4
Sold                                            20,839      34,140
Reinvested distributions                         2,702       1,261
Redeemed                                       (10,126)    (22,657)
------------------------------------------------------------------
Net increase (decrease)                         13,415      12,744
------------------------------------------------------------------



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50  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                            2010        2009
------------------------------------------------------------------
CLASS R5**
Sold                                               521         N/A
Reinvested distributions                            --         N/A
Redeemed                                            --         N/A
------------------------------------------------------------------
Net increase (decrease)                            521         N/A
------------------------------------------------------------------


 * Automatic conversion of Class B shares to Class A shares based on the original purchase date.
** For the period from March 15, 2010 (when shares became publicly available) to July 31, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2010, securities valued at $21,754,957 were on loan, secured by cash collateral of $22,156,293 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $58,109 earned from securities lending for the year ended July 31, 2010 is

--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $326,721,624 and $336,421,626, respectively, for the year ended July 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at July 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the

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52  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

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credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED JULY 31,                           2010         2009
------------------------------------------------------------------
Ordinary income.........................  $57,454,799  $27,505,735
Long-term capital gain..................           --           --


At July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $25,060,798
Undistributed accumulated long-term gain.........  $        --
Unrealized appreciation (depreciation)...........  $46,799,050


For the year ended July 31, 2010, $18,195,634 of capital loss carryover was utilized and/or expired unused.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy


--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
54  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA INCOME OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Income Opportunities Fund (the Fund) (formerly RiverSource Income Opportunities Fund) (one of the portfolios constituting the RiverSource Bond Series, Inc.), as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
56  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Income Opportunities Fund of the RiverSource Bond Series, Inc. at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2010


--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  57

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
58  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS*

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      11/1/05                                                                        Insurance; Hapoalim
Minneapolis, MN 55402                                                                                     Securities USA, Inc.
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------



* Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. and RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.


--------------------------------------------------------------------------------
60  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
62  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
64  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's proposed revised expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive

--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  65

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance reflected the interrelationship of market

--------------------------------------------------------------------------------
66  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


conditions with the particular investment strategies employed by the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also

--------------------------------------------------------------------------------
                    COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT  67

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
68  COLUMBIA INCOME OPPORTUNITIES FUND -- 2010 ANNUAL REPORT

COLUMBIA INCOME OPPORTUNITIES FUND
(FORMERLY KNOWN AS RIVERSOURCE INCOME OPPORTUNITIES FUND)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc. member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                   S-6266 K (9/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA
INFLATION PROTECTED SECURITIES FUND
(FORMERLY KNOWN AS RIVERSOURCE INFLATION PROTECTED
SECURITIES FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
JULY 31, 2010
(Prospectus also enclosed)

COLUMBIA INFLATION PROTECTED SECURITIES FUND SEEKS TO PROVIDE SHAREHOLDERS WITH TOTAL RETURN THAT EXCEEDS THE RATE OF INFLATION OVER THE LONG TERM.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   23

Statement of Operations............   25

Statements of Changes in Net
  Assets...........................   27

Financial Highlights...............   29

Notes to Financial Statements......   37

Report of Independent Registered
  Public Accounting Firm...........   54

Federal Income Tax Information.....   56

Board Members and Officers.........   57

Approval of Investment Management
  Services Agreement...............   63

Proxy Voting.......................   66



 Note: Effective September 27, 2010, the Fund has been renamed. While this report covers the fiscal period ended July 31, 2010, which is prior to the name change, the Fund's new name has been reflected throughout.


SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Inflation Protected Securities Fund (the Fund) Class A shares gained
  8.13% (excluding sales charge) for the 12 months ended July 31, 2010.

> The Fund underperformed its benchmark, the unmanaged Barclays Capital U.S.
  Government Inflation-Linked Bond Index, which rose 9.54%.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2010)
--------------------------------------------------------------------------------


                                                              SINCE
                                                            INCEPTION
                                  1 YEAR  3 YEARS  5 YEARS    3/4/04
---------------------------------------------------------------------
Columbia Inflation Protected
  Securities Fund Class A
  (excluding sales charge)        +8.13%   +5.90%   +4.65%    +4.26%
---------------------------------------------------------------------
Barclays Capital U.S. Government
  Inflation-Linked Bond Index
  (unmanaged)                     +9.54%   +6.85%   +5.43%    +5.07%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
           COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2010
                                                              SINCE
Without sales charge              1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 3/4/04)        +8.13%   +5.90%   +4.65%  +4.26%
---------------------------------------------------------------------
Class B (inception 3/4/04)        +7.40%   +5.07%   +3.85%  +3.45%
---------------------------------------------------------------------
Class C (inception 3/4/04)        +7.41%   +5.07%   +3.85%  +3.45%
---------------------------------------------------------------------
Class I (inception 3/4/04)        +8.47%   +6.27%   +5.00%  +4.60%
---------------------------------------------------------------------
Class R2(a) (inception 8/3/09)      N/A      N/A      N/A   +8.34%(b)
---------------------------------------------------------------------
Class R4 (inception 3/4/04)       +8.19%   +6.14%   +4.76%  +4.38%
---------------------------------------------------------------------
Class R5(c) (inception 3/15/10)     N/A      N/A      N/A   +3.33%(b)
---------------------------------------------------------------------
Class W (inception 12/1/06)       +7.93    +5.77      N/A   +4.97%
---------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)        +4.88%   +4.83%   +4.01%  +3.77%
---------------------------------------------------------------------
Class B (inception 3/4/04)        +2.40%   +4.15%   +3.50%  +3.45%
---------------------------------------------------------------------
Class C (inception 3/4/04)        +6.41%   +5.07%   +3.85%  +3.45%
---------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 3%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R4, and Class W shares. Class I, Class R2 and Class R4 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

(a) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

(b) Not annualized.

(c) Effective July 23, 2010, the Fund no longer offers Class R5 shares.


--------------------------------------------------------------------------------
4  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     8.7 years
--------------------------------------
Effective duration(2)        7.3 years
--------------------------------------





(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.


--------------------------------------------------------------------------------
           COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

At July 31, 2010, approximately 30% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia Management). As a result of asset allocation decisions by Columbia Management, it is possible the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 47, Class I capital share transactions for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 43.

Effective May 1, 2010, Colin Lundgren and Vishal Khanduja took over the management of the Fund from Todd White. Effective Oct. 1, 2010, Nicholas Pifer will manage the Fund with Vishal Khanduja.

Dear Shareholder,

Columbia Inflation Protected Securities Fund (the Fund) Class A shares gained 8.13% (excluding sales charge) for the 12 months ended July 31, 2010. The Fund underperformed its benchmark, the unmanaged Barclays Capital U.S. Government Inflation-Linked Bond Index (Barclays Capital Index), which rose 9.54%.


PORTFOLIO BREAKDOWN(1) (at July 31, 2010)
---------------------------------------------------------------------

Asset-Backed                                2.3%
------------------------------------------------
Commercial Mortgage-Backed                  1.8%
------------------------------------------------
Foreign Government                          1.4%
------------------------------------------------
Residential Mortgage-Backed                 1.6%
------------------------------------------------
U.S. Government Obligations                92.5%
------------------------------------------------
Other(2)                                    0.4%
------------------------------------------------




(1) Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing.

 No single industry exceeded 25% of portfolio assets.

 Percentages indicated are based upon total investments. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
The Fund had its most significant exposure to Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation. On an absolute basis, TIPS performed well during the annual period for several reasons: inflation was positive, overall yields moved lower and the demand for TIPS was strong as investors fled to the safety of inflation protected government securities on inflation fears. These factors resulted in TIPS marginally outperforming non-inflation-protected U.S. Treasuries for the annual period.

Important factors supporting the strong performance of TIPS during the annual period were U.S. Treasury Department and Federal Reserve System (the Fed) policies. At the start of the Fund's fiscal year in August 2009, the U.S. Treasury Department stated that it was "committed to issuing TIPS across the yield curve" -- (or spectrum of maturities) and that TIPS were "an important part of our overall debt management strategy." This announcement followed a continued and well-advertised growing demand for TIPS and was key in two major respects. First, it instilled confidence among investors that TIPS would be well supported by the U.S. Treasury Department, a key element for liquidity and transparency in the marketplace. Second, the timing of the announcement was important, as investors had begun seeking assets providing an

QUALITY BREAKDOWN(1) (at July 31, 2010)
---------------------------------------------------------------------

AAA rating                                 95.0%
------------------------------------------------
AA rating                                   0.2%
------------------------------------------------
A rating                                    3.2%
------------------------------------------------
BBB rating                                  0.2%
------------------------------------------------
Non-rated                                   1.4%
------------------------------------------------




(1) Percentages indicated are based upon total fixed income securities (excluding Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. Columbia Management Investment Advisers, LLC (formerly RiverSource Investments,
LLC) (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating.


--------------------------------------------------------------------------------
           COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


inflation hedge with the assumption that the Fed would err in its monetary policy on the inflationary side rather than jeopardizing economic recovery by prematurely raising interest rates. Issuance of TIPS did increase during the annual period via more frequent auctions, with total gross issuance of TIPS for calendar year 2010 projected to be approximately $85 billion.

In terms of actual inflation and its contribution to the performance of TIPS, that measure was less of a positive factor. It is overall inflation (also called "'headline inflation"), not core inflation, that accrues to the benefit of investors and to which the principal and interest of TIPS are tied. Overall inflation takes into consideration food and energy as a component of the cost of living. Overall inflation, having peaked in July 2008, rose at a rate of 1.2% for the 12 months ended July 31, 2010. This overall inflation rate was below expectations held at the beginning of the annual period such that the lower yield on TIPS vs non-inflation Treasuries, was not fully compensated for by a higher principal adjustment. There have been two main drivers of the lower levels of inflation. One has been a lack of price pressure given the sluggish U.S. economy, including weak consumer demand and the second has been the weak housing and rental market.

Relative to the Barclays Index, the Fund's lesser weighting in TIPS detracted from results for the annual period overall. The Fund's longer duration than the Barclays Index for the first five months of the annual period, a time when non-inflation-protected Treasury yields trended higher, also detracted. Early in 2010, we shifted to a shorter duration position than the Barclays Index. This change in duration positioning initially helped the Fund's performance as yields continued to rise for the first four months of 2010. However, Treasury yields then started to plummet as the news about Greece's structural debt issues came to the forefront and U.S. economic growth lost some steam with the expiration of various government stimulus programs and signs of retrenchment by the consumer. Duration is a measure of the Fund's sensitivity to changes in interest rates.

Off-setting the Fund's underweight to TIPS was positive performance generated by a tactical asset allocation to other fixed income sectors that we believe presented attractive relative value opportunities. For example,

--------------------------------------------------------------------------------
8  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


allocations to mortgage-backed securities, U.S. agency debt securities and foreign bonds contributed positively to the Fund's performance during the annual period. Of particular note, the Fund's results were boosted by an allocation to a Mexican non-inflation-protected bond (currency unhedged) which was added to the portfolio during the last quarter of 2009. The Mexican peso appreciated 6.4% from Sept. 30, 2009 through July 31, 2010.

CHANGES TO THE FUND'S PORTFOLIO
As mentioned earlier, we shifted the Fund's duration stance from longer than the Barclays Capital Index during the first five months of the annual period to longer than the benchmark index at the beginning of 2010. This change was based on our view that rates would rise and the TIPS yield curve would flatten, meaning the difference between longer-term yields and shorter-term yields would narrow. Also, as indicated, we added foreign, or non-U.S. dollar-denominated, bonds to the Fund's portfolio during the fourth quarter of 2009. Further, we brought the Fund's allocation to TIPS, which had been close to that of the Barclays Capital Index, to a less than benchmark index weighting given that we believe both core inflation and headline inflation are likely to be well contained going forward over the near- to mid-term. The Fund's portfolio turnover rate for the annual period was 177%.

OUR FUTURE STRATEGY
In our view, barring any new government stimulus, growth in the U.S. will be uneven and remain below trend for the next 3-4 quarters. Given the sluggish outlook for GDP we will be looking at high unemployment (currently at 9.5%) for some


  Off-setting the Fund's underweight to TIPS was positive performance generated by a tactical asset allocation to other fixed income sectors that we believe presented attractive relative value opportunities.






--------------------------------------------------------------------------------
           COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

time. On inflation, both core and headline inflation are likely to be stable and well contained over the next 12 months. Price pressures are virtually absent from production and consumption pipelines, given that consumers are working on repairing their personal balance sheets, as evidenced by a savings rate that has grown dramatically to 6.4%; and the housing market remains weak. Given our view on growth and inflation we think that Fed will maintain their accommodative policy stand on rates for the next 12 months.

Translating the above macro-economic view into portfolio positioning we should eventually see a slow gradual move to higher interest rates over the next 12 month period and the TIPS yield curve will flatten. As such, we currently intend to maintain the Fund's duration position, or interest rate risk, shorter than that of the Barclays Index. We further expect to maintain the Fund's underweighted exposure to TIPS compared to the benchmark index. At the same time, we expect to continue to employ tactical asset allocation to non-Treasury fixed income sectors, including U.S. agency securities, mortgage-backed securities and foreign bonds, as we seek to add value to the Fund's results. We will, of course, continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.


Nicholas Pifer, CFA(R)                 Vishal Khanduja, CFA(R)
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
10  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Inflation Protected Securities Fund Class A shares (from 3/4/04 to 7/31/10) as compared to the performance of the Barclays Capital U.S. Government Inflation-Linked Bond Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects a maximum sales charge of 3.00%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2010
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS     3/4/04
COLUMBIA INFLATION PROTECTED SECURITIES FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,488   $11,520   $12,172    $12,678
-------------------------------------------------------------------------------------------
        Average annual total return                  +4.88%    +4.83%    +4.01%     +3.77%
-------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. GOVERNMENT INFLATION-LINKED BOND INDEX(1)
        Cumulative value of $10,000                 $10,954   $12,199   $13,026    $13,725
-------------------------------------------------------------------------------------------
        Average annual total return                  +9.54%    +6.85%    +5.43%     +5.07%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA INFLATION PROTECTED SECURITIES FUND LINE GRAPH)

                          COLUMBIA INFLATION
                         PROTECTED SECURITIES
                              FUND CLASS            BARCLAYS CAPITAL
                              A (INCLUDES           U.S. GOVERNMENT
                             SALES CHARGE)       INFLATION-LINKED BOND
                               ($12,678)           INDEX(1) ($13,725)
                         --------------------    ---------------------
3/4/04                          $ 9,700                 $10,000
4/04                              9,356                   9,664
7/04                              9,580                   9,931
10/04                             9,934                  10,318
1/05                             10,071                  10,470
4/05                             10,212                  10,641
7/05                             10,100                  10,537
10/05                            10,164                  10,622
1/06                             10,286                  10,773
4/06                             10,037                  10,518
7/06                             10,255                  10,749
10/06                            10,419                  10,941
1/07                             10,296                  10,826
4/07                             10,603                  11,156
7/07                             10,673                  11,251
10/07                            11,010                  11,630
1/08                             11,868                  12,535
4/08                             11,751                  12,436
7/08                             11,873                  12,580
10/08                            10,598                  11,195
1/09                             11,256                  11,979
4/09                             11,474                  12,198
7/09                             11,724                  12,530
10/09                            12,188                  13,056
1/10                             12,376                  13,334
4/10                             12,551                  13,517
7/10                             12,678                  13,725




(1) The Barclays Capital U.S. Government Inflation-Linked Bond Index, an unmanaged index, measures the performance of the U.S. government inflation-linked bond market. The index reflects reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING         ENDING        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                FEB. 1, 2010(a)  JULY 31, 2010  THE PERIOD(b)  EXPENSE RATIO
--------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,024.30        $4.29          .85%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,020.69        $4.28          .85%
--------------------------------------------------------------------------------------------

Class B
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,021.30        $8.11         1.61%
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,016.90        $8.10         1.61%
--------------------------------------------------------------------------------------------

Class C
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,021.40        $8.06(e)      1.60%(e)
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,016.95        $8.05(e)      1.60%(e)
--------------------------------------------------------------------------------------------

Class I
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,026.80        $2.48(e)       .49%(e)
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,022.49        $2.47(e)       .49%(e)
--------------------------------------------------------------------------------------------

Class R2
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,022.60        $6.51(e)      1.29%(e)
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.50        $6.49(e)      1.29%(e)
--------------------------------------------------------------------------------------------

Class R4
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,024.60        $3.99(e)       .79%(e)
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,020.99        $3.98(e)       .79%(e)
--------------------------------------------------------------------------------------------

Class R5
--------------------------------------------------------------------------------------------
  Actual(d)                          $1,000        $1,033.30        $2.06(e)       .54%(e)
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,022.24        $2.72(e)       .54%(e)
--------------------------------------------------------------------------------------------

Class W
--------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,022.90        $4.74(e)       .94%(e)
--------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,020.24        $4.73(e)       .94%(e)
--------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


(a) The beginning account value for Class R5 is as of March 15, 2010 (when shares of the class became publicly available) for actual expense calculations, and as of Feb. 1, 2010 for hypothetical expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses for Class R5 are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 137/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended July 31, 2010: +2.43% for Class A, +2.13% for Class B, +2.14% for Class C, +2.68% for Class I, +2.26% for Class R2, +2.46% for Class R4 and +2.29% for Class W.
(d) Based on the actual return for the period from March 15, 2010 (when shares became publicly available) to July 31, 2010 of +3.33% for Class R5.
(e) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.60% for Class B, 0.44% for Class I, 1.10% for Class R2, 0.74% for Class R4, 0.50% for Class R5 and 0.85% for Class W. Any amounts waived will not be reimbursed by the Fund. This change is effective Oct. 1, 2010. Had this change been in place for the entire six month period ended July 31, 2010, the actual expenses paid would have been $8.06 for Class B, $2.22 for Class I, $5.55 for Class R2, $3.74 for Class R4, $1.91 for Class R5 and $4.29 for Class W; the hypothetical expenses paid would have been $8.05 for Class B, $2.22 for Class I, $5.54 for Class R2, $3.73 for Class R4, $2.52 for Class R5 and $4.28 for Class W.


--------------------------------------------------------------------------------
16  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
JULY 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (99.3%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
TREASURY (1.4%)
Mexican Bonos
 (MXN)
 12-17-15                            8.000%           99,440,000(c)        $8,567,656
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (92.2%)
U.S. Treasury Inflation-Indexed Bond(b)
 04-15-11                            2.375           $17,586,400(e)        17,847,940
 04-15-12                            2.000            30,748,718(e)        31,871,444
 07-15-12                            3.000            13,347,290(e)        14,198,531
 04-15-13                            0.625            30,965,400           31,677,258
 07-15-13                            1.875             2,672,685            2,831,656
 01-15-14                            2.000            16,990,561           18,128,590
 04-15-14                            1.250            17,421,703(e)        18,234,799
 07-15-14                            2.000            19,386,450(e)        20,812,204
 04-15-15                            0.500            27,181,170           27,661,905
 07-15-15                            1.875            24,115,045           25,918,493
 01-15-16                            2.000            12,003,264(e)        12,977,947
 07-15-16                            2.500            25,656,888(e)        28,626,261
 01-15-17                            2.375            24,411,494           26,977,353
 07-15-17                            2.625             4,289,508(e)         4,845,270
 01-15-18                            1.625            20,046,758           21,184,196
 07-15-18                            1.375            20,234,400(e)        21,018,899
 01-15-19                            2.125            22,436,592(e)        24,537,247
 07-15-19                            1.875             2,043,540            2,194,475
 07-15-20                            1.250            16,005,920           16,182,727
 01-15-25                            2.375            44,907,120(e)        49,371,044
 01-15-26                            2.000            25,611,360           26,818,617
 01-15-27                            2.375            23,913,852(e)        26,208,826
 01-15-28                            1.750            21,739,016           21,785,282
 04-15-28                            3.625            11,694,790           14,934,941
 01-15-29                            2.500            13,921,255           15,531,359
 04-15-29                            3.875            31,306,289           41,538,341
 02-15-40                            2.125             3,946,676            4,187,303
                                                                      ---------------
Total                                                                     568,102,908
-------------------------------------------------------------------------------------

ASSET-BACKED (2.3%)
Carrington Mortgage Loan Trust
 Series 2006-RFC1 Class A2
 05-25-36                            0.429             2,563,009(g)         2,539,263
Chrysler Financial Lease Trust
 Series 2010-A Class A2
 06-15-11                            1.780             8,650,000(d)         8,684,980
Credit-Based Asset Servicing and Securitization LLC
 Series 2006-CB6 Class A22
 07-25-36                            0.419               824,948(g)           811,655
Jefferies & Co., Inc.
 CMO Series 2010-R1 Class 2A1
 11-26-36                            0.493               978,863(d,g)         925,026
Structured Asset Securities Corp.
 CMO Series 2006-NC1 Class A6
 05-25-36                            0.379             1,269,680(g)         1,224,252
                                                                      ---------------
Total                                                                      14,185,176
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (1.8%)(f)
Greenwich Capital Commercial Funding Corp.
 Series 2007-GG9 Class A4
 03-10-39                            5.444             8,250,000            8,468,651
LB-UBS Commercial Mortgage Trust
 Series 2007-C7 Class A3
 09-15-45                            5.866             2,650,000            2,711,440
                                                                      ---------------
Total                                                                      11,180,091
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (1.6%)(f)
Government National Mortgage Association
 CMO Series 2010-40 Class A
 11-16-28                            2.287             3,461,820            3,526,678
GSR Mortgage Loan Trust
 CMO Series 2005-5F Class 2A3
 06-25-35                            5.500             2,812,441            2,849,517
WaMu Mortgage Pass-Through Certificates
 CMO Series 2004-AR9 Class A6
 08-25-34                            2.799               124,935(g)           124,691
Wells Fargo Mortgage-Backed Securities Trust
 CMO Series 2004-F Class A3
 06-25-34                            4.724               280,195(g)           282,863


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Wells Fargo Mortgage-Backed Securities Trust
 CMO Series 2005-AR16 Class 4A6
 10-25-35                            3.314%           $3,146,928(g)        $3,102,688
                                                                      ---------------
Total                                                                       9,886,437
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $584,517,660)                                                     $611,922,268
-------------------------------------------------------------------------------------





MONEY MARKET FUND (0.4%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.279%                2,224,515(h)          $2,224,515
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $2,224,515)                                                         $2,224,515
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $586,742,175)(i)                                                  $614,146,783
=====================================================================================



INVESTMENTS IN DERIVATIVES


At July 31, 2010, $198,260 was held in a margin deposit account as collateral to cover initial margin requirements on open interest rate futures contracts. FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2010




                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
U.S. Long Bond, 20-year         132        $16,990,875   Sept. 2010         $271,927
U.S. Treasury Note, 2-
  year                         (317)       (69,462,625)   Oct. 2010          (15,068)
U.S. Treasury Note, 5-
  year                         (336)       (40,262,252)   Oct. 2010         (285,755)
U.S. Treasury Note, 10-
  year                          (46)        (5,695,375)  Sept. 2010              (69)
U.S. Treasury Ultra
  Bond, 30-year                  43          5,815,750   Sept. 2010           94,061
------------------------------------------------------------------------------------
Total                                                                        $65,096
------------------------------------------------------------------------------------



FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 2010



                             CURRENCY TO   CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE               BE DELIVERED   BE RECEIVED   APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------
Sept. 7, 2010                36,500,000     2,866,792         $--            $(5,959)
                                   (MXN)         (USD)



NOTES TO PORTFOLIO OF INVESTMENTS



     MXN  -- Mexican Peso


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2010, the value of foreign securities, excluding short-term securities, represented 1.39% of net assets.


--------------------------------------------------------------------------------
18  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the value of these securities amounted to $9,610,006 or 1.56% of net assets.

(e) At July 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2010.

(h) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2010.

(i) At July 31, 2010, the cost of securities for federal income tax purposes was $591,949,500 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $22,234,549
     Unrealized depreciation                             (37,266)
     -----------------------------------------------------------
     Net unrealized appreciation                     $22,197,283
     -----------------------------------------------------------





--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

--------------------------------------------------------------------------------
20  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------
include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2010:

                                                FAIR VALUE AT JULY 31, 2010
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION(a)               IDENTICAL ASSETS      INPUTS(B)        INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                           $--         $8,567,656           $--        $8,567,656
  U.S. Government
    Obligations                         --        568,102,908            --       568,102,908
  Asset-Backed Securities               --         13,260,150       925,026        14,185,176
  Commercial Mortgage-
    Backed Securities                   --         11,180,091            --        11,180,091
  Residential Mortgage-
    Backed Securities                   --          9,886,437            --         9,886,437
---------------------------------------------------------------------------------------------
Total Bonds                             --        610,997,242       925,026       611,922,268
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                      2,224,515                 --            --         2,224,515
---------------------------------------------------------------------------------------------
Total Other                      2,224,515                 --            --         2,224,515
---------------------------------------------------------------------------------------------
Investments in Securities        2,224,515        610,997,242       925,026       614,146,783
Other Financial
  Instruments(d)                    65,096             (5,959)           --            59,137
---------------------------------------------------------------------------------------------
Total                           $2,289,611       $610,991,283      $925,026      $614,205,920
---------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2010.

(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                     ASSET-BACKED
                                                      SECURITIES
-----------------------------------------------------------------
Balance as of July 31, 2009                           $3,128,884
  Accrued discounts/premiums                              13,375
  Realized gain (loss)                                   219,403
  Change in unrealized appreciation
    (depreciation)*                                      (95,551)
  Net purchases (sales)                               (2,341,085)
  Transfers in and/or out of Level 3                          --
-----------------------------------------------------------------
Balance as of July 31, 2010                             $925,026
-----------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2010 was $(1,153).

     Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
22  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $584,517,660)             $611,922,268
  Affiliated money market fund (identified cost $2,224,515)           2,224,515
-------------------------------------------------------------------------------
Total investments in securities (identified cost $586,742,175)      614,146,783
Receivable from Investment Manager                                        1,901
Capital shares receivable                                             6,311,333
Dividends and accrued interest receivable                             1,454,168
Receivable for investment securities sold                                55,068
Variation margin receivable on futures contracts                        105,305
Margin deposits on futures contracts                                    198,260
-------------------------------------------------------------------------------
Total assets                                                        622,272,818
-------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                          26,334
Capital shares payable                                                6,166,505
Unrealized depreciation on forward foreign currency contracts             5,959
Accrued investment management services fees                               7,390
Accrued distribution fees                                                 3,719
Accrued transfer agency fees                                              2,802
Accrued administrative services fees                                      1,160
Accrued plan administration services fees                                    11
Other accrued expenses                                                  105,833
-------------------------------------------------------------------------------
Total liabilities                                                     6,319,713
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $615,953,105
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    594,646
Additional paid-in capital                                          605,853,870
Undistributed net investment income                                   4,705,315
Accumulated net realized gain (loss)                                (22,665,300)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         27,464,574
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $615,953,105
-------------------------------------------------------------------------------
*Value of securities on loan                                       $151,287,139
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  23

STATEMENT OF ASSETS AND LIABILITIES (continued) ------------------------------- JULY 31, 2010

NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $297,826,817           28,749,837                      $10.36(1)
Class B          $ 14,961,461            1,445,877                      $10.35
Class C          $ 17,160,807            1,658,844                      $10.35
Class I          $184,100,334           17,768,869                      $10.36
Class R2         $  1,474,003              142,411                      $10.35
Class R4         $     79,085                7,639                      $10.35
Class R5         $      5,139                  496                      $10.36
Class W          $100,345,459            9,690,622                      $10.35
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.68. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2010


INVESTMENT INCOME
Income:
Interest                                                            22,320,042
Income distributions from affiliated money market fund                  37,677
Income from securities lending -- net                                   78,814
------------------------------------------------------------------------------
Total income                                                        22,436,533
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  2,886,405
Distribution fees
  Class A                                                              676,148
  Class B                                                              221,294
  Class C                                                              156,599
  Class R2                                                               5,707
  Class W                                                              401,982
Transfer agency fees
  Class A                                                              494,707
  Class B                                                               42,100
  Class C                                                               29,634
  Class R2                                                                 616
  Class R4                                                                  42
  Class R5                                                                   1
  Class W                                                              326,641
Administrative services fees                                           451,332
Plan administration services fees
  Class R2                                                               2,853
  Class R4                                                                 196
Compensation of board members                                           19,739
Custodian fees                                                          16,654
Printing and postage                                                    87,490
Registration fees                                                       84,445
Professional fees                                                       40,481
Other                                                                   43,128
------------------------------------------------------------------------------
Total expenses                                                       5,988,194
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (646,118)
------------------------------------------------------------------------------
Total net expenses                                                   5,342,076
------------------------------------------------------------------------------
Investment income (loss) -- net                                     17,094,457

------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  25

STATEMENT OF OPERATIONS (continued) --------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $15,482,118
  Foreign currency transactions                                       (108,887)
  Futures contracts                                                 (5,039,657)
------------------------------------------------------------------------------
Net realized gain (loss) on investments                             10,333,574
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        23,912,168
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               34,245,742
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $51,340,199
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                         2010           2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  17,094,457  $     123,510
Net realized gain (loss) on investments                               10,333,574    (30,740,046)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  23,912,168      8,857,226
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       51,340,199    (21,759,310)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (4,656,192)    (2,089,187)
    Class B                                                             (243,181)      (245,692)
    Class C                                                             (160,988)       (75,488)
    Class I                                                           (3,841,799)    (3,084,933)
    Class R2                                                             (13,595)           N/A
    Class R4                                                              (1,395)          (495)
    Class R5                                                                 (28)           N/A
    Class W                                                           (2,795,004)    (2,075,325)
  Net realized gain
    Class A                                                                   --     (2,429,338)
    Class B                                                                   --       (384,158)
    Class C                                                                   --       (116,755)
    Class I                                                                   --     (2,943,769)
    Class R4                                                                  --           (699)
    Class W                                                                   --     (2,457,652)
  Tax return of capital
    Class A                                                                   --     (4,517,816)
    Class B                                                                   --       (535,014)
    Class C                                                                   --       (163,495)
    Class I                                                                   --     (6,775,926)
    Class R4                                                                  --         (1,057)
    Class W                                                                   --     (4,512,821)
-----------------------------------------------------------------------------------------------
Total distributions                                                  (11,712,182)   (32,409,620)

-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  27

STATEMENTS OF CHANGES IN NET ASSETS (continued)  -------------------------------

YEAR ENDED JULY 31,                                                         2010           2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 119,032,548  $ 153,152,945
  Class B shares                                                       3,410,890     13,693,466
  Class C shares                                                       9,723,115      6,597,228
  Class I shares                                                      63,918,711     66,562,491
  Class R2 shares                                                      1,910,034            N/A
  Class R4 shares                                                         19,433         60,791
  Class R5 shares                                                          5,000            N/A
  Class W shares                                                      18,620,656     50,423,595
Reinvestment of distributions at net asset value
  Class A shares                                                       4,489,358      8,582,620
  Class B shares                                                         240,668      1,094,545
  Class C shares                                                         128,750        263,624
  Class I shares                                                       3,983,029     12,832,104
  Class R2 shares                                                          4,490            N/A
  Class R4 shares                                                          1,247          1,842
  Class W shares                                                       2,923,728      9,043,564
Conversions from Class B to Class A
  Class A shares                                                       5,305,388            314
  Class B shares                                                      (5,305,388)          (314)
Payments for redemptions
  Class A shares                                                     (90,843,200)  (127,463,509)
  Class B shares                                                      (9,369,546)   (23,814,195)
  Class C shares                                                      (4,858,170)    (5,628,169)
  Class I shares                                                     (81,047,037)  (273,667,831)
  Class R2 shares                                                       (513,609)           N/A
  Class R4 shares                                                        (27,229)       (24,921)
  Class W shares                                                    (121,050,160)  (107,669,447)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (79,297,294)  (215,959,257)
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (39,669,277)  (270,128,187)
Net assets at beginning of year                                      655,622,382    925,750,569
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 615,953,105  $ 655,622,382
-----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $   4,705,315  $    (568,073)
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                    YEAR ENDED JULY 31,
CLASS A                                            -----------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006
Net asset value, beginning of period                $9.75      $10.27       $9.69      $9.71      $10.02
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .25         .00(a)      .59        .35         .47
Net gains (losses) (both realized and
 unrealized)                                          .54        (.14)        .49        .04        (.33)
--------------------------------------------------------------------------------------------------------
Total from investment operations                      .79        (.14)       1.08        .39         .14
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.18)       (.09)       (.50)      (.41)       (.42)
Distributions from realized gains                      --        (.10)         --         --        (.03)
Tax return of capital                                  --        (.19)         --         --          --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.18)       (.38)       (.50)      (.41)       (.45)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.36       $9.75      $10.27      $9.69       $9.71
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        8.13%      (1.24%)     11.24%      4.08%       1.53%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .99%        .93%        .93%       .98%        .96%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                             .85%        .85%        .84%       .84%        .84%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.53%       (.02%)      5.74%      3.65%       4.71%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $298        $244        $223        $66         $94
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              177%        160%(d)      59%        76%         58%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                    YEAR ENDED JULY 31,
CLASS B                                            -----------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006
Net asset value, beginning of period                $9.74      $10.26       $9.69      $9.70      $10.01
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .19        (.09)        .48        .26         .39
Net gains (losses) (both realized and
 unrealized)                                          .53        (.12)        .51        .06        (.33)
--------------------------------------------------------------------------------------------------------
Total from investment operations                      .72        (.21)        .99        .32         .06
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.11)       (.07)       (.42)      (.33)       (.34)
Distributions from realized gains                      --        (.10)         --         --        (.03)
Tax return of capital                                  --        (.14)         --         --          --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.11)       (.31)       (.42)      (.33)       (.37)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.35       $9.74      $10.26      $9.69       $9.70
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        7.40%      (1.99%)     10.29%      3.40%        .73%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.74%       1.69%       1.69%      1.74%       1.71%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.61%       1.61%       1.60%      1.60%       1.62%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.84%       (.98%)      4.71%      2.68%       3.81%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $15         $25         $36        $16         $34
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              177%        160%(d)      59%        76%         58%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
30  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                    YEAR ENDED JULY 31,
CLASS C                                            -----------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006
Net asset value, beginning of period                $9.74      $10.26       $9.69      $9.70      $10.01
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .17        (.08)        .54        .28         .39
Net gains (losses) (both realized and
 unrealized)                                          .55        (.13)        .45        .04        (.33)
--------------------------------------------------------------------------------------------------------
Total from investment operations                      .72        (.21)        .99        .32         .06
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.11)       (.07)       (.42)      (.33)       (.34)
Distributions from realized gains                      --        (.10)         --         --        (.03)
Tax return of capital                                  --        (.14)         --         --          --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.11)       (.31)       (.42)      (.33)       (.37)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.35       $9.74      $10.26      $9.69       $9.70
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        7.41%      (1.98%)     10.30%      3.40%        .73%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.74%       1.68%       1.68%      1.74%       1.71%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.60%       1.60%       1.59%      1.60%       1.62%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.72%       (.79%)      5.25%      2.87%       3.79%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $17         $11         $11         $2          $3
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              177%        160%(d)      59%        76%         58%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                    YEAR ENDED JULY 31,
CLASS I                                            -----------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006
Net asset value, beginning of period                $9.75      $10.27       $9.69      $9.71      $10.02
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .30         .05         .54        .46         .50
Net gains (losses) (both realized and
 unrealized)                                          .53        (.16)        .58       (.04)       (.33)
--------------------------------------------------------------------------------------------------------
Total from investment operations                      .83        (.11)       1.12        .42         .17
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.22)       (.10)       (.54)      (.44)       (.45)
Distributions from realized gains                      --        (.10)         --         --        (.03)
Tax return of capital                                  --        (.21)         --         --          --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.22)       (.41)       (.54)      (.44)       (.48)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.36       $9.75      $10.27      $9.69       $9.71
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        8.47%       (.90%)     11.65%      4.44%       1.84%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .55%        .54%        .56%       .58%        .58%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                             .49%        .51%        .47%       .49%        .53%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.94%        .48%       5.34%      4.75%       5.33%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $184        $186        $402       $310        $148
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              177%        160%(d)      59%        76%         58%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R2                                              YEAR ENDED
PER SHARE DATA                                     JULY 31, 2010(e)
Net asset value, beginning of period                     $9.68
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .18
Net gains (losses) (both realized and
 unrealized)                                               .62
-------------------------------------------------------------------
Total from investment operations                           .80
-------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.13)
-------------------------------------------------------------------
Net asset value, end of period                          $10.35
-------------------------------------------------------------------
TOTAL RETURN                                             8.34%
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                    1.36%(f)
-------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                                 1.29%(f)
-------------------------------------------------------------------
Net investment income (loss)                             1.84%(f)
-------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $1
-------------------------------------------------------------------
Portfolio turnover rate                                   177%
-------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                    YEAR ENDED JULY 31,
CLASS R4                                           -----------------------------------------------------
PER SHARE DATA                                      2010        2009        2008        2007       2006
Net asset value, beginning of period                $9.74      $10.26       $9.66      $9.70      $10.02
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .26        (.02)        .63        .33         .47
Net gains (losses) (both realized and
 unrealized)                                          .54        (.10)        .49        .04        (.33)
--------------------------------------------------------------------------------------------------------
Total from investment operations                      .80        (.12)       1.12        .37         .14
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.19)       (.09)       (.52)      (.41)       (.43)
Distributions from realized gains                      --        (.10)         --         --        (.03)
Tax return of capital                                  --        (.21)         --         --          --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.19)       (.40)       (.52)      (.41)       (.46)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.35       $9.74      $10.26      $9.66       $9.70
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        8.19%      (1.07%)     11.71%      3.92%       1.57%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .86%        .85%        .85%       .77%        .79%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                             .79%        .69%        .51%       .69%        .69%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.57%       (.20%)      6.11%      3.17%       6.20%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--         $--        $--          $2
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              177%        160%(d)      59%        76%         58%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R5                                              YEAR ENDED
PER SHARE DATA                                     JULY 31, 2010(g)
Net asset value, beginning of period                    $10.08
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               .12
Net gains (losses) (both realized and
 unrealized)                                               .22
-------------------------------------------------------------------
Total from investment operations                           .34
-------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (.06)
-------------------------------------------------------------------
Net asset value, end of period                          $10.36
-------------------------------------------------------------------
TOTAL RETURN                                             3.33%
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                     .63%(f)
-------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                                  .54%(f)
-------------------------------------------------------------------
Net investment income (loss)                             3.02%(f)
-------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
-------------------------------------------------------------------
Portfolio turnover rate                                   177%
-------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                               YEAR ENDED JULY 31,
CLASS W                                            -------------------------------------------
PER SHARE DATA                                      2010        2009        2008       2007(h)
Net asset value, beginning of period                $9.75      $10.27       $9.69       $9.82
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .26        (.03)        .75         .33
Net gains (losses) (both realized and
 unrealized)                                          .51        (.12)        .32        (.25)
----------------------------------------------------------------------------------------------
Total from investment operations                      .77        (.15)       1.07         .08
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.17)       (.09)       (.49)       (.21)
Distributions from realized gains                      --        (.10)         --          --
Tax return of capital                                  --        (.18)         --          --
----------------------------------------------------------------------------------------------
Total distributions                                  (.17)       (.37)       (.49)       (.21)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.35       $9.75      $10.27       $9.69
----------------------------------------------------------------------------------------------
TOTAL RETURN                                        7.93%      (1.35%)     11.14%        .95%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.01%        .99%       1.00%       1.06%(f)
----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                             .94%        .96%        .92%        .93%(f)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        2.55%       (.28%)      7.28%       5.19%(f)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $100        $190        $254         $--
----------------------------------------------------------------------------------------------
Portfolio turnover rate                              177%        160%(d)      59%         76%
----------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Rounds to less than $0.01 per share.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(d) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been the same as presented in the table above for the year ended July 31, 2009.
(e) For the period from Aug. 3, 2009 (when shares became publicly available) to July 31, 2010.
(f) Annualized.
(g) For the period from March 15, 2010 (when shares became publicly available) to July 31, 2010.
(h) For the period from Dec. 1, 2006 (when shares became publicly available) to July 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Inflation Protected Securities Fund (the Fund) (formerly known as RiverSource Inflation Protected Securities Fund) is a series of RiverSource Bond Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, Columbia Acorn, RiverSource, Seligman, and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Class R2 shares became available effective Aug. 3, 2009. Class R5 shares became available effective March 15, 2010, and effective July 23, 2010, the Fund no longer offers Class R5 shares. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

At July 31, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R5 shares. At July 31, 2010, the Investment Manager, RiverSource Life Insurance Company and affiliated fund-of-funds owned approximately 30% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on

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38  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

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such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year. Prior to April 1, 2010, the Fund's dividends were declared daily and paid monthly.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.


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40  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

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FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVES INSTRUMENTS AT JULY 31, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                                                      Unrealized
                                                      depreciation on
Foreign exchange                                      forward foreign
  contracts          N/A                        N/A   currency contracts     $5,959
-------------------------------------------------------------------------------------------
                     Net assets --
                     unrealized
Interest rate        appreciation on
  contracts          investments            $65,096*  N/A                       N/A
-------------------------------------------------------------------------------------------
Total                                       $65,096                          $5,959
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2010


     AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------------
                                 FORWARD FOREIGN
RISK EXPOSURE CATEGORY         CURRENCY CONTRACTS    FUTURES       TOTAL
---------------------------------------------------------------------------------
Foreign exchange contracts          $(77,143)      $        --  $   (77,143)
---------------------------------------------------------------------------------
Interest rate contracts                   --        (5,039,657) $(5,039,657)
---------------------------------------------------------------------------------
Total                               $(77,143)      $(5,039,657) $(5,116,800)
---------------------------------------------------------------------------------




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42  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                 IN INCOME
--------------------------------------------------------------------------
                                 FORWARD FOREIGN
RISK EXPOSURE CATEGORY         CURRENCY CONTRACTS    FUTURES       TOTAL
--------------------------------------------------------------------------------
Foreign exchange contracts           $(5,959)       $      --    $  (5,959)
--------------------------------------------------------------------------------
Interest rate contracts                   --         (145,404)   $(145,404)
--------------------------------------------------------------------------------
Total                                $(5,959)       $(145,404)   $(151,363)
--------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was approximately $2.9 million at July 31, 2010. The monthly average gross notional amount for these contracts was $700,000 for the year ended July 31, 2010. The fair value of such contracts at July 31, 2010 is set forth in the table above.

FUTURES
The gross notional amount of long and short contracts outstanding was approximately $22.8 million and $115.4 million, respectively, at July 31, 2010. The monthly average gross notional amount for long and short contracts was $38.3 million and $74.5 million, respectively, for the year ended July 31, 2010. The fair value of such contracts at July 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.44% to 0.25% as the Fund's net assets increase. The management fee for the year ended July 31, 2010 was 0.44% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended July 31, 2010 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

administrative services to the Fund and the Board. For the year ended July 31, 2010, other expenses paid to this company were $2,038.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund paid the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charged an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also paid the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charged an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. The Transfer Agent also received reimbursement for certain out-of-pocket expenses. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up

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44  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,099,000 and $198,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $226,264 for Class A, $7,095 for Class B and $2,761 for Class C for the year ended July 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A..............................................  0.85%
Class B..............................................  1.61
Class C..............................................  1.60
Class I..............................................  0.49
Class R2.............................................  1.29
Class R4.............................................  0.79
Class R5.............................................  0.54
Class W..............................................  0.94


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $197,202
Class B...........................................    16,135
Class C...........................................    12,408
Class R2..........................................        46
Class R4..........................................         3
Class W...........................................     5,056


The management fees waived/reimbursed at the Fund level were $415,268.

Under an agreement which is effective until Sept. 30, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses

--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  0.85%
Class B..............................................  1.61
Class C..............................................  1.60
Class I..............................................  0.49
Class R2.............................................  1.29
Class R4.............................................  0.79
Class R5.............................................  0.54
Class W..............................................  0.94


Effective Oct. 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Sept. 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  0.85%
Class B..............................................  1.60
Class C..............................................  1.60
Class I..............................................  0.44
Class R2.............................................  1.10
Class R4.............................................  0.74
Class W..............................................  0.85


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,150,015,388 and $1,263,747,101, respectively, for the year ended July 31, 2010. Realized gains and losses are determined on an identified cost basis.


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46  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED JULY 31,                            2010         2009
-------------------------------------------------------------------
CLASS A
Sold                                        11,794,082   15,757,348
Converted from Class B(a)                      512,162           32
Reinvested distributions                       444,641      893,893
Redeemed                                    (8,992,409) (13,374,273)
-------------------------------------------------------------------
Net increase (decrease)                      3,758,476    3,277,000
-------------------------------------------------------------------

CLASS B
Sold                                           338,180    1,391,505
Reinvested distributions                        23,931      114,052
Converted to Class A(a)                       (513,149)         (32)
Redeemed                                      (931,781)  (2,486,368)
-------------------------------------------------------------------
Net increase (decrease)                     (1,082,819)    (980,843)
-------------------------------------------------------------------

CLASS C
Sold                                           976,319      675,930
Reinvested distributions                        12,760       27,454
Redeemed                                      (483,755)    (590,582)
-------------------------------------------------------------------
Net increase (decrease)                        505,324      112,802
-------------------------------------------------------------------

CLASS I
Sold                                         6,319,341    6,841,382
Reinvested distributions                       394,500    1,331,087
Redeemed                                    (8,049,327) (28,233,490)
-------------------------------------------------------------------
Net increase (decrease)                     (1,335,486) (20,061,021)
-------------------------------------------------------------------

CLASS R2(b)
Sold                                           192,915          N/A
Reinvested distributions                           443          N/A
Redeemed                                       (50,947)         N/A
-------------------------------------------------------------------
Net increase (decrease)                        142,411          N/A
-------------------------------------------------------------------

CLASS R4
Sold                                             1,938        6,478
Reinvested distributions                           124          193
Redeemed                                        (2,745)      (2,563)
-------------------------------------------------------------------
Net increase (decrease)                           (683)       4,108
-------------------------------------------------------------------

CLASS R5(c)
Sold                                               496          N/A
-------------------------------------------------------------------
Net increase (decrease)                            496          N/A

-------------------------------------------------------------------


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          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED JULY 31,                            2010         2009
-------------------------------------------------------------------
CLASS W
Sold                                         1,848,407    5,164,138
Reinvested distributions                       290,359      941,612
Redeemed                                   (11,923,708) (11,348,206)
-------------------------------------------------------------------
Net increase (decrease)                     (9,784,942)  (5,242,456)
-------------------------------------------------------------------


(a) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(b) For the period from Aug. 3, 2009 (when shares became publicly available) to July 31, 2010.
(c) For the period from March 15, 2010 (when shares became publicly available) to July 31, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2010, securities valued at $151,287,139 were on loan, secured by U.S. government securities valued at $152,410,399.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of

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48  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


$78,814 earned from securities lending for the year ended July 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $495,607,296 and $495,292,809, respectively, for the year ended July 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at July 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The

--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $108,887 and accumulated net realized loss has been decreased by $108,887.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED JULY 31,                           2010         2009
------------------------------------------------------------------
Ordinary income                           $11,712,182  $14,542,665
Long-term capital gain                             --    1,360,826
Tax return of capital                              --   16,506,129


At July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $  4,830,668
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(17,202,378)
Unrealized appreciation (depreciation)..........  $ 21,876,407


For federal income tax purposes, the Fund had a capital loss carry-over of $17,202,378 at July 31, 2010, that if not offset by capital gains will expire as follows:


   2017          2018
$8,424,851    $8,777,527


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.


--------------------------------------------------------------------------------
50  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

11. RISKS RELATING TO CERTAIN INVESTMENTS

NON-DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

INFLATION PROTECTED SECURITIES RISK
Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery.

--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required

--------------------------------------------------------------------------------
52  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA INFLATION PROTECTED SECURITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Inflation Protected Securities Fund (the Fund) (formerly RiverSource Inflation Protected Securities Fund) (one of the portfolios constituting the RiverSource Bond Series, Inc.) as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
54  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Inflation Protected Securities Fund of the RiverSource Bond Series, Inc. at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2010


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  55

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals                          0.00%
    Dividends Received Deduction for corporations                      0.00%
    U.S. Government Obligations                                         100%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
56  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS*

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      11/1/05                                                                        Insurance; Hapoalim
Minneapolis, MN 55402                                                                                     Securities USA, Inc.
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------



* Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. and RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.


--------------------------------------------------------------------------------
58  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
62  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's proposed expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive

--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio

--------------------------------------------------------------------------------
64  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


management team. Further, the Board noted measures taken to address the Fund's performance, including the anticipated change in portfolio managers for the Fund. In this regard, the Board reviewed a detailed report illustrating the performance and track record of the new portfolio managers expected to assume responsibilities for the Fund upon the close of the Columbia Transaction.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering continued expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and

--------------------------------------------------------------------------------
          COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT  65

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
66  COLUMBIA INFLATION PROTECTED SECURITIES FUND -- 2010 ANNUAL REPORT

COLUMBIA INFLATION PROTECTED SECURITIES FUND
(FORMERLY KNOWN AS RIVERSOURCE INFLATION PROTECTED SECURITIES FUND)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                 S-6280 J (9/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA
LIMITED DURATION CREDIT FUND
(FORMERLY KNOWN AS RIVERSOURCE LIMITED DURATION BOND FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
JULY 31, 2010
(Prospectus also enclosed)

COLUMBIA LIMITED DURATION CREDIT FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH A LEVEL OF CURRENT INCOME CONSISTENT WITH
PRESERVATION OF CAPITAL

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   27

Statement of Operations............   29

Statements of Changes in Net
  Assets...........................   30

Financial Highlights...............   31

Notes to Financial Statements......   37

Report of Independent Registered
  Public Accounting Firm...........   56

Federal Income Tax Information.....   58

Board Members and Officers.........   59

Approval of Investment Management
  Services Agreement...............   65

Proxy Voting.......................   68



 Note: Effective September 27, 2010, the Fund has been renamed. While this report covers the fiscal period ended July 31, 2010, which is prior to the name change, the Fund's new name has been reflected throughout.

SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Limited Duration Credit Fund (the Fund) Class A shares gained 9.40%
  (excluding sales charge) for the 12 months ended July 31, 2010.

> The Fund outperformed its primary benchmark, the Barclays Capital U.S. 1-5
  Year Credit Index, which advanced 8.61% during the same period.

> The Fund also outperformed the 7.21% increase of its Blended Index, a second benchmark comprised two-thirds of the Barclays Capital U.S. 1-5 Year Credit Index and one-third of the Barclays Capital U.S. 1-5 Year Government Bond Index.

> The Fund also outperformed its peer group, as represented by the Lipper Short-
  Intermediate Investment Grade Debt Funds Index, which increased 8.83% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2010)
--------------------------------------------------------------------------------


                                                              SINCE
                                                            INCEPTION
                                  1 YEAR  3 YEARS  5 YEARS   6/19/03
---------------------------------------------------------------------
Columbia Limited Duration Credit
  Fund
  Class A (excluding sales
     charge)                      +9.40%   +5.40%   +4.50%    +3.68%
---------------------------------------------------------------------
Barclays Capital U.S. 1-5 Year
  Credit Index (unmanaged)        +8.61%   +6.70%   +5.64%    +4.42%
---------------------------------------------------------------------
Barclays Capital U.S. 1-5 Year
  Government Bond Index
  (unmanaged)                     +4.42%   +5.86%   +5.11%    +3.85%
---------------------------------------------------------------------
Blended Index (unmanaged)         +7.21%   +6.45%   +5.48%    +4.24%
---------------------------------------------------------------------
Lipper Short-Intermediate
  Investment Grade Debt Funds
  Index (unmanaged)               +8.83%   +5.84%   +4.82%    +3.80%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.


--------------------------------------------------------------------------------
                  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

The 3.00% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
4  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2010
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 6/19/03)        +9.40%   +5.40%   +4.50%    +3.68%
----------------------------------------------------------------------
Class B (inception 6/19/03)        +8.59%   +4.61%   +3.72%    +2.91%
----------------------------------------------------------------------
Class C (inception 6/19/03)        +8.70%   +4.65%   +3.73%    +2.91%
----------------------------------------------------------------------
Class I (inception 3/4/04)         +9.79%   +5.78%   +4.86%    +4.29%
----------------------------------------------------------------------
Class R4 (inception 6/19/03)       +9.45%   +5.70%   +4.75%    +3.90%
----------------------------------------------------------------------
Class W (inception 12/1/06)        +9.30%   +5.34%     N/A     +4.64%
----------------------------------------------------------------------

With sales charge
Class A (inception 6/19/03)        +6.12%   +4.34%   +3.87%    +3.24%
----------------------------------------------------------------------
Class B (inception 6/19/03)        +3.59%   +3.69%   +3.38%    +2.91%
----------------------------------------------------------------------
Class C (inception 6/19/03)        +7.70%   +4.65%   +3.73%    +2.91%
----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 3%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     4.7 years
--------------------------------------
Effective duration(2)        2.3 years
--------------------------------------


(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.



--------------------------------------------------------------------------------
                  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------



Dear Shareholder,

Columbia Limited Duration Credit Fund (the Fund) Class A shares gained 9.40% (excluding sales charge) for the 12 months ended July 31, 2010. The Fund outperformed its primary benchmark, the Barclays Capital U.S. 1-5 Year Credit Index (Barclays Index), which advanced 8.61%. The Fund also outperformed its second benchmark, which is a Blended Index comprised two-thirds of the Barclays Capital U.S. 1-5 Year Credit Index and one-third of the Barclays Capital U.S. 1-5 Year Government Bond Index. The Blended Index gained 7.21% for the 12 months ended July 31, 2010. The Fund's peer group, as represented by the Lipper Short-Intermediate Investment Grade Debt Funds Index, increased 8.83% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
The 12 months ended July 31, 2010 was generally a period of continuing recovery for the non-Treasury sectors of the fixed income market from the broad late 2008/early 2009 market sell-off. U.S. corporate bonds in particular significantly outperformed duration-equivalent U.S. Treasuries during the annual period, as investor optimism about the prospects for an

PORTFOLIO BREAKDOWN(1) (at July 31, 2010)
---------------------------------------------------------------------

Consumer Discretionary                      6.3%
------------------------------------------------
Consumer Staples                           13.4%
------------------------------------------------
Energy                                      8.6%
------------------------------------------------
Financials                                  6.0%
------------------------------------------------
Health Care                                 4.9%
------------------------------------------------
Industrials                                 3.4%
------------------------------------------------
Materials                                   4.9%
------------------------------------------------
Telecommunication                          20.9%
------------------------------------------------
U.S. Government Obligations & Agencies      0.7%
------------------------------------------------
Utilities                                  30.7%
------------------------------------------------
Other(2)                                    0.2%
------------------------------------------------




(1) Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

economic recovery and for improved corporate earnings dominated. The corporate bond market rally was interrupted in May and June of 2010 as worries heightened about the sovereign debt crisis in peripheral Europe and about the trajectory of the nascent global economic recovery. Investors questioned whether the recovery could be sustained without the tremendous fiscal and monetary stimulus injected into the economy since the 2008 credit crisis. The Federal Reserve System's (the Fed's) quantitative easing program, which authorized the purchase of up to $1.25 trillion in mortgage-backed securities, $300 billion in U.S. Treasuries and approximately $175 billion of agency securities had ended at the end of March 2010. Investors also were uncertain about how much of the first quarter 2010 rebound in corporate earnings was attributable merely to rebuilding of inventories. That said, by the end of the annual period, a strong start to the second quarter 2010 earnings reporting season buoyed the corporate bond market as did an overall improvement in risk sentiment. The release of the results of the European bank stress tests on July 23 also had a positive impact on non-Treasury fixed income sectors more broadly.


QUALITY BREAKDOWN(1) (at July 31, 2010)
---------------------------------------------------------------------

AAA rating                                  0.7%
------------------------------------------------
AA rating                                   0.9%
------------------------------------------------
A rating                                   17.0%
------------------------------------------------
BBB rating                                 67.1%
------------------------------------------------
BB rating                                  11.4%
------------------------------------------------
B rating                                    2.9%
------------------------------------------------
Non-rated                                   0.0%*
------------------------------------------------




*   Rounds to less than 0.1%
(1) Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 0.02% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
                  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

Throughout the annual period, the Fed maintained its highly accommodative stance by keeping the federal funds target rate anchored between 0% and 0.25%, with no indication that it would raise rates any time soon. Fed Chairman Ben Bernanke's statement at his July 21 testimony before the Senate Banking Committee that the view ahead for the U.S. economy was "unusually uncertain" gave rise to increased speculation toward the end of the annual period that the Fed may undertake additional quantitative easing measures over the near term in order to boost the sluggish recovery.

Given this supportive backdrop, the Fund benefited most from its overweighted allocation to investment grade corporate bonds relative to the Blended Index and to effective individual issue selection within the sector. Exposure to high yield corporate bonds, which also meaningfully outperformed U.S. Treasuries during the annual period, further boosted the Fund's results.

To a more modest degree, the combination of yield curve and duration (a measure of the Fund's sensitivity to changes in interest rates) positioning also added to the Fund's performance. For most of the annual period, the Fund was neutrally positioned relative to the Barclays Index and the Blended Index in terms of both duration and yield curve positioning. That said, given the tremendous rally in corporate bond rates during the annual period, the Fund would have benefited more had it been positioned with a longer duration than the Barclays Index and the Blended Index and a greater weighting in longer-dated maturities (i.e. securities maturing in five years). Here, yield curve refers to the spectrum of maturities within the corporate bond sector.

Detracting slightly from Fund results was its allocation to government-related securities, including U.S. government agency securities, as this fixed income sector underperformed corporate bonds during the annual period.

CHANGES TO THE FUND'S PORTFOLIO
There were no strategic or thematic changes in the Fund's portfolio during the annual period. We continued to focus on seeking solid risk-adjusted corporate bonds for the Fund's portfolio, primarily within non-cyclical sectors where we felt we had reasonable visibility into a

--------------------------------------------------------------------------------
8  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

company's strategic, operational and financial performance and were getting paid an attractive yield compared to other security choices. More specifically, we maintained the Fund's emphasis on defensive, asset-rich industries such as utilities and less cyclical industries such as food and beverage, media/telecommunications, pipelines and other energy. We steered away from cyclical sectors, including retailers, metals and mining, construction machinery, autos, airlines, paper and homebuilders. We moderately increased the Fund's exposure to financials via some purchases of banks' corporate bonds during the annual period, but banks remained the Fund's greatest corporate bond sector underweight compared to the Blended Index at the end of July 2010. We believed banks' corporate bonds still lacked the transparency evident in other industries and remained subject to the impact of a still-weak real estate market. Overall, the Fund maintained a well diversified portfolio of corporate bonds in order to minimize the impact of any one security on overall Fund performance.

Toward the end of the annual period, we shortened the Fund's duration compared to the Blended Index in anticipation of the eventuality of rising interest rates.

OUR FUTURE STRATEGY
At the start of 2010, we viewed the new year as one of economic recovery in which the government was expected to pass the baton of economic growth to consumers and businesses. At the end of July, looking back at the first seven months of the year, we believe this transition is still broadly on track, but has not been as smooth as we may have expected given developments in


  We continued to focus on seeking solid risk-adjusted corporate bonds for the Fund's portfolio, primarily within non-cyclical sectors where we felt we had reasonable visibility into a company's strategic, operational and financial performance and were getting paid an attractive yield compared to other security choices.






--------------------------------------------------------------------------------
                  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

Europe as well as in the Gulf of Mexico, which have brought a fair share of volatility into the markets. In addition, it seems that businesses are contributing a bit more at this stage of the recovery relative to more modest growth on the consumer side. Over the next few quarters, we expect this to become somewhat increasingly balanced as the inventory growth story fades on the corporate side and consumer spending grows, albeit modestly, as labor markets gradually improve. The Fund can invest in three balance sheets -- government, corporate and consumer. Given the slow growth, low inflation environment we anticipate for the economy, we believe that the corporate balance sheet, generically, is the best positioned of the three, and it is here where we feel the best potential value for our shareholders exists. We expect consumer balance sheets to continue to improve over time but slowly, while the government balance sheet appears the most strained.

Going forward, then, we believe value exists in investment grade corporate bonds where corporate balance sheets are well positioned for a slow-growth economy and valuations remain attractive. We continue to prefer the transparency of the investment grade corporate bond market broadly and the asset-rich, non-cyclical industries and names within the sector that our analysts continually monitor. Our analysts research in depth each issuer's competitive position, corporate strategy, liquidity and capital adequacy. We also analyze factors such as credit quality, interest rate outlook and price to select what we consider to be the most attractive securities within each industry. In our view, at the end of July, the premiums available in the market for bonds in more cyclical industries were not enough to compensate for risk given the still uncertain economic conditions. We also currently intend to maintain the Fund's position in high yield corporate bonds, where, in our view, the differential in yield between these securities and duration-equivalent U.S. Treasuries remains attractive by historical standards and the default rate continues to decline. We also currently intend to maintain the Fund's duration below that of the Blended Index, as we believe that yields will rise as risk aversion fades and the economic recovery continues.


--------------------------------------------------------------------------------
10  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Of course, we will continue to closely monitor Fed policy shifts, economic data releases, supply/demand factors and interest rate movements and adjust the portfolio's holdings and duration stance if necessary. As always, we will maintain a disciplined focus on individual security selection.


Tom Murphy, CFA(R)                     Timothy J. Doubek, CFA(R)
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Limited Duration Credit Fund Class A shares (from 6/19/03 to 7/31/10) as compared to the performance of the Barclays Capital U.S. 1-5 Year Credit Index, the Lipper Short-Intermediate Investment Grade Debt Funds Index and a Blended Index that includes two-thirds of the Barclays Capital U.S. 1-5 Year Credit Index and one-third of the Barclays Capital U.S. 1-5 Year Government Bond Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 3.00%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2010
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    6/19/03
COLUMBIA LIMITED DURATION CREDIT FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,612   $11,359   $12,091    $12,546
-------------------------------------------------------------------------------------------
     Average annual total return                     +6.12%    +4.34%    +3.87%     +3.24%
-------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. 1-5 YEAR CREDIT INDEX(1)
     Cumulative value of $10,000                    $10,861   $12,148   $13,157    $13,598
-------------------------------------------------------------------------------------------
     Average annual total return                     +8.61%    +6.70%    +5.64%     +4.42%
-------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. 1-5 YEAR GOVERNMENT BOND INDEX(2)
     Cumulative value of $10,000                    $10,442   $11,863   $12,830    $13,086
-------------------------------------------------------------------------------------------
     Average annual total return                     +4.42%    +5.86%    +5.11%     +3.85%
-------------------------------------------------------------------------------------------
BLENDED INDEX(3)
     Cumulative value of $10,000                    $10,721   $12,062   $13,057    $13,439
-------------------------------------------------------------------------------------------
     Average annual total return                     +7.21%    +6.45%    +5.48%     +4.24%
-------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX(4)
     Cumulative value of $10,000                    $10,883   $11,856   $12,654    $13,045
-------------------------------------------------------------------------------------------
     Average annual total return                     +8.83%    +5.84%    +4.82%     +3.80%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE COLUMBIA LIMITED DURATION CREDIT FUND LINE GRAPH)

                 COLUMBIA LIMITED
                  DURATION CREDIT                          BARCLAYS CAPITAL
                    FUND CLASS        BARCLAYS CAPITAL         U.S. 1-5                            LIPPER SHORT-INTERMEDIATE
                    A (INCLUDES           U.S. 1-5          YEAR GOVERNMENT                             INVESTMENT GRADE
                   SALES CHARGE)         YEAR CREDIT         BOND INDEX(2)     BLENDED INDEX(3)            DEBT FUNDS
                     ($12,546)       INDEX(1) ($13,598)        ($13,086)           ($13,439)           INDEX(4) ($13,045)
                 ----------------    ------------------    ----------------    ----------------    -------------------------
6/19/03               $ 9,700             $10,000               $10,000             $10,000                  $10,000
7/03                    9,415               9,816                 9,841               9,824                    9,732
10/03                   9,573               9,949                 9,929               9,942                    9,887
1/04                    9,730              10,089                10,030              10,069                   10,029
4/04                    9,672              10,066                 9,994              10,042                    9,993
7/04                    9,731              10,116                10,037              10,089                   10,047
10/04                   9,954              10,306                10,188              10,266                   10,243
1/05                   10,019              10,285                10,145              10,238                   10,251
4/05                   10,022              10,276                10,174              10,242                   10,263
7/05                   10,066              10,338                10,197              10,291                   10,306
10/05                  10,045              10,343                10,213              10,300                   10,288
1/06                   10,147              10,442                10,309              10,398                   10,390
4/06                   10,123              10,471                10,339              10,427                   10,378
7/06                   10,239              10,602                10,457              10,553                   10,503
10/06                  10,485              10,845                10,658              10,782                   10,742
1/07                   10,548              10,937                10,727              10,866                   10,812
4/07                   10,739              11,151                10,915              11,071                   11,006
7/07                   10,713              11,194                11,031              11,139                   11,002
10/07                  10,957              11,428                11,290              11,382                   11,233
1/08                   11,179              11,795                11,785              11,792                   11,543
4/08                   11,040              11,764                11,834              11,788                   11,456
7/08                   10,879              11,704                11,851              11,754                   11,340
10/08                  10,364              10,970                12,105              11,339                   10,702
1/09                   10,469              11,656                12,452              11,921                   11,148
4/09                   10,755              11,869                12,523              12,090                   11,398
7/09                   11,467              12,521                12,531              12,534                   11,987
10/09                  11,848              12,895                12,679              12,834                   12,377
1/10                   12,167              13,162                12,772              13,043                   12,579
4/10                   12,375              13,337                12,819              13,175                   12,760
7/10                   12,546              13,598                13,086              13,439                   13,045




(1) The Barclays Capital U.S. 1-5 Year Credit Index is an unmanaged index of dollar-denominated, non-convertible U.S. corporate fixed-income securities. The index also includes specified foreign fixed-income securities that meet its maturity, liquidity and quality requirements. Only publicly issued fixed-income securities with a remaining maturity from one to five years are included. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Barclays Capital U.S. 1-5 Year Government Bond Index is an unmanaged index of securities issued by the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate or foreign debt guaranteed by the U.S. government. Only publicly-issued debt instruments with a remaining maturity of one to five years are included. The index reflects reinvestment of all distributions and changes in market prices. The Barclays Capital 1-5 Year U.S. Government Bond Index is shown in the table because it is a separate component of the Blended Index.
(3) The Blended Index consists of two-thirds Barclays Capital U.S. 1-5 Year Credit Index and one-third Barclays Capital U.S. 1-5 Year Government Bond Index. The returns for the Blended Index are calculated using a monthly weighting of the various asset classes in the Blended Index.
(4) The Lipper Short-Intermediate Investment Grade Debt Funds Index includes the 30 largest short-intermediate investment grade debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Effective Sept. 27, 2010, the Fund will no longer compare its performance to the Blended Index.


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2010  JULY 31, 2010  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,031.20        $4.30(c)       .85%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.69        $4.28(c)       .85%(c)
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,027.30        $8.14(c)      1.61%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.90        $8.10(c)      1.61%(c)
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,027.30        $8.09(c)      1.60%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.95        $8.05(c)      1.60%(c)
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,033.00        $2.48(c)       .49%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.49        $2.47(c)       .49%(c)
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,031.40        $4.00(c)       .79%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.99        $3.98(c)       .79%(c)
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,030.70        $4.76(c)       .94%(c)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.24        $4.73(c)       .94%(c)
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2010: +3.12% for Class A, +2.73% for Class B, +2.73% for Class C, +3.30% for Class I, +3.14% for Class R4 and +3.07% for Class W.
(c) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.86% for Class A, 1.61% for Class B, 1.61% for Class C, 0.52% for Class I, 0.82% for Class R4 and 0.86% for Class W. Any amounts waived will not be reimbursed by the Fund. This change is effective Oct. 1, 2010. Had this change been in place for the entire six month period ended July 31, 2010, the actual expenses paid would have been $4.36 for Class A, $8.14 for Class B, $8.14 for Class C, $2.72 for Class I, $4.29 for Class R4 and $4.35 for Class W; the hypothetical expenses paid would have been $4.33 for Class A, $8.10 for Class B, $8.10 for Class C, $2.62 for Class I, $4.13 for Class R4 and $4.33 for Class W. The actual and hypothetical expenses for Class B would have been the same at those expenses presented in the table above.


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (98.2%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (0.7%)
U.S. Treasury
 05-15-20                            3.500%          $3,765,000            $3,953,852
-------------------------------------------------------------------------------------

BANKING (5.0%)
American Express Credit Corp.
 Senior Unsecured
 08-25-14                            5.125            2,000,000             2,177,928
Bank of America Corp.
 Senior Unsecured
 05-15-14                            7.375            3,900,000             4,471,908
Citigroup, Inc.
 Senior Unsecured
 04-11-13                            5.500            3,000,000             3,187,425
 10-15-14                            5.500            1,700,000             1,800,710
JPMorgan Chase & Co.
 Senior Unsecured
 06-24-15                            3.400            4,250,000             4,363,771
Merrill Lynch & Co., Inc.
 Senior Unsecured
 08-15-12                            6.050              800,000               856,523
Morgan Stanley
 Senior Unsecured
 10-15-15                            5.375            5,000,000             5,284,355
The Goldman Sachs Group, Inc.
 Senior Notes
 08-01-15                            3.700            1,500,000             1,510,695
The Goldman Sachs Group, Inc.
 Senior Unsecured
 01-15-15                            5.125            3,840,000             4,118,991
US Bancorp
 Senior Notes
 07-27-15                            2.450            1,400,000             1,409,846
                                                                      ---------------
Total                                                                      29,182,152
-------------------------------------------------------------------------------------

BROKERAGE (--%)
Lehman Brothers Holdings, Inc.
 Senior Unsecured
 05-02-18                            6.875              440,000(b,f)           95,700
-------------------------------------------------------------------------------------

CHEMICALS (2.8%)
Invista
 05-01-12                            9.250            1,185,000(d)          1,199,813
Nalco Co.
 11-15-13                            8.875            1,000,000             1,023,750
The Dow Chemical Co.
 Senior Unsecured
 02-15-15                            5.900           12,500,000            13,857,125
                                                                      ---------------
Total                                                                      16,080,688
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.1%)
Case New Holland, Inc.
 09-01-13                            7.750            1,400,000             1,473,500
Terex Corp.
 01-15-14                            7.375            1,400,000             1,424,500
The Manitowoc Co., Inc.
 11-01-13                            7.125            3,250,000             3,266,250
                                                                      ---------------
Total                                                                       6,164,250
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (1.6%)
Clorox Co.
 Senior Unsecured
 10-15-17                            5.950            2,550,000             2,949,840
Fortune Brands, Inc.
 Senior Unsecured
 06-15-14                            6.375            2,714,000             3,045,482
Visant Corp.
 10-01-12                            7.625            2,990,000             2,993,738
Visant Holding Corp.
 Senior Notes
 12-01-13                            8.750              500,000               510,000
                                                                      ---------------
Total                                                                       9,499,060
-------------------------------------------------------------------------------------

ELECTRIC (23.7%)
Appalachian Power Co.
 Senior Unsecured
 05-24-15                            3.400            2,000,000             2,070,902


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
Arizona Public Service Co.
 Senior Unsecured
 10-15-11                            6.375%          $2,075,000            $2,188,040
 03-01-12                            6.500            4,000,000             4,280,608
 06-30-14                            5.800            3,672,000             4,077,187
 05-15-15                            4.650            1,625,000             1,736,269
Baltimore Gas & Electric Co.
 Senior Unsecured
 07-01-13                            6.125            1,043,000             1,169,452
CenterPoint Energy Houston Electric LLC
 03-01-14                            7.000              900,000             1,063,733
CMS Energy Corp.
 Senior Unsecured
 12-15-15                            6.875            5,800,000             6,278,198
Consumers Energy Co.
 1st Mortgage
 04-15-13                            5.375            2,206,000             2,406,867
 02-15-14                            6.000              650,000               729,996
 03-15-15                            5.000            1,750,000             1,911,777
Dominion Resources, Inc.
 Senior Unsecured
 08-01-33                            5.250           12,009,000            13,243,009
DTE Energy Co.
 Senior Unsecured
 05-15-14                            7.625           12,870,000            15,083,678
Duke Energy Corp.
 Senior Unsecured
 02-01-14                            6.300           12,175,000            13,845,154
Indiana Michigan Power Co.
 Senior Unsecured
 11-01-12                            6.375            2,500,000             2,741,165
Metropolitan Edison Co.
 Senior Unsecured
 03-15-13                            4.950            5,746,000             6,073,740
 04-01-14                            4.875            1,067,000             1,138,853
Midamerican Energy Holdings Co.
 Senior Unsecured
 02-15-14                            5.000            1,385,000             1,511,248
Nevada Power Co.
 01-15-15                            5.875            3,025,000             3,418,525
Nisource Finance Corp.
 03-01-13                            6.150              500,000               546,540
 07-15-14                            5.400           10,000,000            10,863,774
Ohio Edison Co.
 Senior Unsecured
 05-01-15                            5.450            3,311,000(e)          3,667,353
Ohio Power Co.
 Senior Unsecured
 09-01-13                            5.750            1,200,000             1,336,390
 01-15-14                            4.850            5,980,000             6,492,934
Oncor Electric Delivery Co. LLC
 Senior Secured
 01-15-15                            6.375            3,000,000             3,439,125
Potomac Electric Power Co.
 1st Mortgage
 04-15-14                            4.650            1,000,000             1,084,767
Progress Energy, Inc.
 Senior Unsecured
 03-15-14                            6.050            2,675,000             3,021,174
Sierra Pacific Power Co.
 09-01-13                            5.450            7,032,000             7,658,516
 05-15-16                            6.000            1,803,000             2,047,334
The Cleveland Electric Illuminating Co.
 Senior Unsecured
 12-15-13                            5.650            3,835,000             4,173,757
TransAlta Corp.
 Senior Unsecured
 01-15-15                            4.750            8,000,000(c)          8,541,412
                                                                      ---------------
Total                                                                     137,841,477
-------------------------------------------------------------------------------------

ENTERTAINMENT (1.0%)
Speedway Motorsports, Inc.
 06-01-13                            6.750            3,480,000             3,497,400
Time Warner, Inc.
 07-15-15                            3.150            2,195,000             2,247,633
                                                                      ---------------
Total                                                                       5,745,033
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (11.6%)
Anheuser-Busch InBev Worldwide, Inc.
 01-15-14                            7.200           12,791,000(d)         14,808,984
Bacardi Ltd.
 Senior Notes
 04-01-14                            7.450           12,180,000(c,d)       14,252,817
ConAgra Foods, Inc.
 Senior Unsecured
 04-15-14                            5.875            3,000,000             3,417,759
 06-15-17                            5.819            2,170,000             2,467,214


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOOD AND BEVERAGE (CONT.)
Constellation Brands, Inc.
 12-15-14                            8.375%          $2,000,000            $2,160,000
Del Monte Corp.
 02-15-15                            6.750            2,000,000             2,050,000
Dr Pepper Snapple Group, Inc.
 05-01-13                            6.120            4,075,000(e)          4,549,322
Kraft Foods, Inc.
 Senior Unsecured
 08-11-17                            6.500            9,022,000            10,565,686
SABMiller PLC
 Senior Unsecured
 01-15-14                            5.700           11,605,000(c,d)       12,912,164
                                                                      ---------------
Total                                                                      67,183,946
-------------------------------------------------------------------------------------

GAS PIPELINES (6.5%)
CenterPoint Energy Resources Corp.
 Senior Unsecured
 02-15-11                            7.750            1,935,000             2,001,775
 04-01-13                            7.875            3,832,000             4,419,951
Colorado Interstate Gas Co.
 Senior Unsecured
 11-15-15                            6.800           12,807,000            14,930,375
El Paso Corp.
 Senior Unsecured
 06-15-12                            7.875            1,000,000(e)          1,064,149
Enterprise Products Operating LLC
 06-01-15                            3.700            1,250,000             1,291,824
Kinder Morgan Energy Partners LP
 Senior Unsecured
 02-15-15                            5.625            1,250,000             1,385,226
Midcontinent Express Pipeline LLC
 Senior Unsecured
 09-15-14                            5.450            1,435,000(d)          1,515,930
Northwest Pipeline GP
 Senior Unsecured
 06-15-16                            7.000              155,000               186,284
Panhandle Eastern Pipeline Co., LP
 Senior Unsecured
 08-15-13                            6.050            5,000,000             5,465,140
Transcontinental Gas Pipe Line Co. LLC
 Senior Unsecured
 07-15-12                            8.875            1,340,000             1,520,475
 04-15-16                            6.400            3,461,000             4,043,832
                                                                      ---------------
Total                                                                      37,824,961
-------------------------------------------------------------------------------------

HEALTH CARE (3.9%)
AmerisourceBergen Corp.
 09-15-15                            5.875            1,250,000             1,409,684
Cardinal Health, Inc.
 Senior Unsecured
 06-15-13                            5.500            3,010,000             3,312,788
CareFusion Corp.
 Senior Unsecured
 08-01-14                            5.125            5,000,000             5,438,115
DaVita, Inc.
 03-15-13                            6.625            4,509,000             4,570,999
Express Scripts, Inc.
 06-15-14                            6.250            6,800,000             7,744,241
                                                                      ---------------
Total                                                                      22,475,827
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.9%)
UnitedHealth Group, Inc.
 Senior Unsecured
 11-15-12                            5.500            2,400,000             2,577,377
WellPoint, Inc.
 Senior Unsecured
 02-15-14                            6.000            2,535,000             2,871,754
                                                                      ---------------
Total                                                                       5,449,131
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (5.9%)
Anadarko Petroleum Corp.
 Senior Unsecured
 09-15-16                            5.950           12,435,000(e)         11,996,206
Canadian Natural Resources Ltd.
 Senior Unsecured
 08-15-16                            6.000            2,020,000(c)          2,347,543
Denbury Resources, Inc.
 04-01-13                            7.500            2,000,000             2,025,000
EnCana Corp.
 Senior Unsecured
 12-01-17                            5.900            2,000,000(c)          2,292,790
EnCana Holdings Finance Corp.
 05-01-14                            5.800              440,000(c)            497,645


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
INDEPENDENT ENERGY (CONT.)
Forest Oil Corp.
 02-15-14                            8.500%          $2,000,000            $2,145,000
Newfield Exploration Co.
 Senior Subordinated Notes
 09-01-14                            6.625              700,000               717,500
Petrohawk Energy Corp.
 07-15-13                            9.125            2,000,000             2,085,000
Woodside Finance Ltd.
 11-10-14                            4.500            9,675,000(c,d)       10,052,406
                                                                      ---------------
Total                                                                      34,159,090
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (1.9%)
Hess Corp.
 Senior Unsecured
 02-15-14                            7.000            4,505,000             5,226,003
PC Financial Partnership
 11-15-14                            5.000            1,650,000             1,806,080
Petro-Canada
 Senior Unsecured
 07-15-13                            4.000            4,000,000(c)          4,224,876
                                                                      ---------------
Total                                                                      11,256,959
-------------------------------------------------------------------------------------

MEDIA CABLE (4.2%)
Charter Communications Operating LLC/Capital
 Secured
 04-30-12                            8.000            2,870,000(d)          3,027,850
Comcast Cable Communications Holdings, Inc.
 03-15-13                            8.375            3,897,000             4,540,075
Comcast Corp.
 11-15-15                            5.850            5,000,000             5,744,305
Comcast Holdings Corp.
 07-15-12                           10.625            1,000,000             1,166,963
DIRECTV Holdings LLC
 03-15-15                            3.550            3,000,000             3,090,519
DISH DBS Corp.
 10-01-11                            6.375              800,000               828,000
 10-01-14                            6.625            1,700,000             1,738,250
Time Warner Cable, Inc.
 04-01-14                            7.500            2,500,000             2,936,493
Videotron Ltee
 01-15-14                            6.875            1,400,000(c)          1,424,500
                                                                      ---------------
Total                                                                      24,496,955
-------------------------------------------------------------------------------------

MEDIA NON CABLE (7.6%)
NBC Universal, Inc.
 Senior Unsecured
 04-30-15                            3.650            5,000,000(d)          5,230,306
News America Holdings, Inc.
 02-01-13                            9.250            1,610,000             1,891,451
Rainbow National Services LLC
 09-01-12                            8.750            2,000,000(d)          2,005,000
Reed Elsevier Capital, Inc.
 06-15-12                            4.625            1,530,000             1,606,446
 01-15-14                            7.750            4,585,000             5,333,442
RR Donnelley & Sons Co.
 Senior Unsecured
 04-01-14                            4.950            8,700,000             8,916,961
 05-15-15                            5.500            6,000,000             6,189,966
TCM Sub LLC
 01-15-15                            3.550           12,500,000(d)         12,931,852
                                                                      ---------------
Total                                                                      44,105,424
-------------------------------------------------------------------------------------

METALS (1.1%)
ArcelorMittal
 Senior Unsecured
 06-01-13                            5.375            3,767,000(c)          4,039,693
Arch Western Finance LLC
 07-01-13                            6.750              815,000               819,075
ArcelorMittal USA, Inc.
 04-15-14                            6.500            1,405,000             1,549,295
                                                                      ---------------
Total                                                                       6,408,063
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.9%)
General Electric Capital Corp.
 Senior Unsecured
 06-29-15                            3.500            5,000,000             5,090,330
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.6%)
Weatherford International Ltd.
 03-15-13                            5.150            1,805,000(c)          1,907,743
Weatherford International, Inc.
 06-15-12                            5.950            1,600,000             1,711,875
                                                                      ---------------
Total                                                                       3,619,618
-------------------------------------------------------------------------------------

PACKAGING (0.9%)
Crown Americas LLC/Capital Corp.
 11-15-13                            7.625              696,000               722,970


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
PACKAGING (CONT.)
Owens-Brockway Glass Container, Inc.
 12-01-14                            6.750%          $1,750,000            $1,780,625
Silgan Holdings, Inc.
 Senior Subordinated Notes
 11-15-13                            6.750            2,800,000             2,842,000
                                                                      ---------------
Total                                                                       5,345,595
-------------------------------------------------------------------------------------

RAILROADS (0.4%)
CSX Corp.
 Senior Unsecured
 03-15-13                            5.750            2,130,000             2,331,658
-------------------------------------------------------------------------------------

RETAILERS (1.0%)
CVS Caremark Corp.
 Senior Unsecured
 06-01-17                            5.750            5,136,000             5,778,760
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (1.9%)
ERAC USA Finance LLC
 07-01-13                            2.750            2,000,000(d)          2,030,910
 10-15-17                            6.375            7,765,000(d)          8,851,233
                                                                      ---------------
Total                                                                      10,882,143
-------------------------------------------------------------------------------------

WIRELESS (3.7%)
Rogers Communications, Inc.
 03-01-14                            6.375            8,090,000(c)          9,233,861
Sprint Capital Corp.
 01-30-11                            7.625            3,500,000             3,578,750
 03-15-12                            8.375            1,000,000             1,060,000
Vodafone Group PLC
 Senior Unsecured
 01-30-15                            5.375            7,000,000(c)          7,756,294
                                                                      ---------------
Total                                                                      21,628,905
-------------------------------------------------------------------------------------

WIRELINES (9.3%)
AT&T, Inc.
 Senior Unsecured
 08-15-15                            2.500            5,000,000             5,033,054
Deutsche Telekom International Finance BV
 07-22-13                            5.250            3,000,000(c)          3,272,377
Embarq Corp.
 Senior Unsecured
 06-01-16                            7.082           12,200,000            13,214,564
Frontier Communications Corp.
 Senior Unsecured
 01-15-13                            6.250            5,511,000             5,690,108
Qwest Corp.
 Senior Unsecured
 09-01-11                            7.875            5,100,000             5,329,500
Telecom Italia Capital SA
 10-01-15                            5.250            4,000,000(c)          4,212,264
Telefonica Emisiones SAU
 04-27-15                            3.729           10,000,000(c)         10,253,600
Verizon New York, Inc.
 Senior Unsecured
 04-01-12                            6.875            4,030,000             4,358,816
Windstream Corp.
 08-01-13                            8.125            2,600,000             2,769,000
                                                                      ---------------
Total                                                                      54,133,283
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $547,291,318)                                                     $570,732,860
-------------------------------------------------------------------------------------





MONEY MARKET FUND (0.2%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.279%                1,292,265(g)          $1,292,265
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,292,265)                                                         $1,292,265
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (2.5%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(H)
Cantor Fitzgerald & Co.
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $5,000,096                          0.230%          $5,000,000            $5,000,000
Goldman Sachs & Co.
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $8,257,032                          0.210            8,256,888             8,256,888


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS (CONT.)
Pershing LLC
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $1,000,026                          0.310%          $1,000,000            $1,000,000
                                                                      ---------------
Total                                                                      14,256,888
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $14,256,888)                                                       $14,256,888
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $562,840,471)(i)                                                  $586,282,013
=====================================================================================




INVESTMENTS IN DERIVATIVES


At July 31, 2010, $1,230,200 was held in a margin deposit account as collateral to cover initial margin requirements on open interest rate futures contracts.

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2010



                            NUMBER OF                                    UNREALIZED
                            CONTRACTS       NOTIONAL      EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION      LONG (SHORT)    MARKET VALUE       DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
U.S. Treasury Note, 5-
  year                        (927)       $(111,080,677)   Oct. 2010      $(2,702,934)
U.S. Treasury Note, 10-
  year                        (349)         (43,210,562)  Sept. 2010         (620,726)
-------------------------------------------------------------------------------------
Total                                                                     $(3,323,660)
-------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2010, the value of foreign securities, excluding short-term securities, represented 16.73% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the value of these securities amounted to $88,819,265 or 15.29% of net assets.


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(e) At July 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(f)  This position is in bankruptcy.

(g) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2010.

(h) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.


CANTOR FITZGERALD & CO. (0.230%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Discount Notes                              $113
Fannie Mae Grantor Trust                              1,028
Fannie Mae Interest Strip                            56,550
Fannie Mae Pool                                     527,901
Fannie Mae Principal Strip                            4,812
Fannie Mae REMICS                                   419,423
Fannie Mae Whole Loan                                    67
Federal Farm Credit Bank                            107,958
Federal Home Loan Bank Discount Notes               111,011
Federal Home Loan Banks                             803,190
Federal Home Loan Mortgage Corp                      68,923
Federal National Mortgage Association               182,963
FHLMC Structured Pass Through Securities            156,148
Freddie Mac Coupon Strips                               364
Freddie Mac Discount Notes                           26,656
Freddie Mac Non Gold Pool                           232,010
Freddie Mac Reference REMIC                           4,020
Freddie Mac REMICS                                  251,883
Freddie Mac Strips                                   33,759
Ginnie Mae I Pool                                   334,820
Ginnie Mae II Pool                                  296,144
Government National Mortgage Association             99,586
United States Treasury Bill                       1,074,145
United States Treasury Inflation Indexed Bonds       42,829
United States Treasury Strip Coupon                 249,816
United States Treasury Strip Principal               13,881
-----------------------------------------------------------
Total market value of collateral securities      $5,100,000
-----------------------------------------------------------




--------------------------------------------------------------------------------
22  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



GOLDMAN SACHS & CO. (0.210%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Government National Mortgage Association         $8,422,025
-----------------------------------------------------------
Total market value of collateral securities      $8,422,025
-----------------------------------------------------------


PERSHING LLC (0.310%)

SECURITY DESCRIPTION                              VALUE(a)
-----------------------------------------------------------
Fannie Mae Benchmark REMIC                           $2,595
Fannie Mae Pool                                     411,920
Fannie Mae REMICS                                    38,905
Federal Farm Credit Bank                              3,507
Federal Home Loan Banks                              10,633
Federal Home Loan Mortgage Corp                         691
Federal National Mortgage Association                    68
Freddie Mac Gold Pool                               110,781
Freddie Mac Non Gold Pool                            12,377
Freddie Mac REMICS                                   35,913
Ginnie Mae I Pool                                    22,440
Ginnie Mae II Pool                                   45,125
Government National Mortgage Association             11,690
United States Treasury Inflation Indexed Bonds       20,553
United States Treasury Note/Bond                    212,785
United States Treasury Strip Coupon                  29,174
United States Treasury Strip Principal               50,843
-----------------------------------------------------------
Total market value of collateral securities      $1,020,000
-----------------------------------------------------------



(i) At July 31, 2010, the cost of securities for federal income tax purposes was $562,947,894 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $23,680,406
     Unrealized depreciation                            (346,287)
     -----------------------------------------------------------
     Net unrealized appreciation                     $23,334,119
     -----------------------------------------------------------





--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

--------------------------------------------------------------------------------
24  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------
include, but are not limited to, financial statement analysis, capital account balances discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2010:

                                                FAIR VALUE AT JULY 31, 2010
                            ------------------------------------------------------------------
                                 LEVEL 1           LEVEL 2
                              QUOTED PRICES         OTHER           LEVEL 3
                                IN ACTIVE        SIGNIFICANT      SIGNIFICANT
                               MARKETS FOR        OBSERVABLE     UNOBSERVABLE
DESCRIPTION(A)              IDENTICAL ASSETS      INPUTS(B)         INPUTS           TOTAL
----------------------------------------------------------------------------------------------
Bonds
  U.S. Government
    Obligations &
    Agencies                    $3,953,852                $--         $--           $3,953,852
  Corporate Debt
    Securities                          --        566,779,008          --          566,779,008
----------------------------------------------------------------------------------------------
Total Bonds                      3,953,852        566,779,008          --          570,732,860
----------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(c)               1,292,265                 --          --            1,292,265
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                --         14,256,888          --           14,256,888
----------------------------------------------------------------------------------------------
Total Other                      1,292,265         14,256,888          --           15,549,153
----------------------------------------------------------------------------------------------
Investments in
  Securities                     5,246,117        581,035,896          --          586,282,013
Other Financial
  Instruments(d)                (3,323,660)                --          --           (3,323,660)
----------------------------------------------------------------------------------------------
Total                           $1,922,457       $581,035,896         $--         $582,958,353
----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2010.

(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
26  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
JULY 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $547,291,318)             $570,732,860
  Affiliated money market fund (identified cost $1,292,265)           1,292,265
  Investments of cash collateral received for securities on loan
    (identified cost $14,256,888)                                    14,256,888
-------------------------------------------------------------------------------
Total investments in securities (identified cost $562,840,471)      586,282,013
Capital shares receivable                                             5,588,480
Dividends and accrued interest receivable                             7,830,057
Receivable for investment securities sold                             5,655,893
Margin deposits on futures contracts                                  1,230,200
-------------------------------------------------------------------------------
Total assets                                                        606,586,643
-------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                       420,933
Capital shares payable                                                5,021,129
Payable for investment securities purchased                           5,126,498
Payable upon return of securities loaned                             14,256,888
Variation margin payable on futures contracts                           670,895
Accrued investment management services fees                               7,628
Accrued distribution fees                                                 4,431
Accrued transfer agency fees                                              1,690
Accrued administrative services fees                                      1,101
Accrued plan administration services fees                                     4
Other accrued expenses                                                  101,968
-------------------------------------------------------------------------------
Total liabilities                                                    25,613,165
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $580,973,478
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    584,391
Additional paid-in capital                                          566,098,793
Undistributed net investment income                                     265,429
Accumulated net realized gain (loss)                                 (6,093,017)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         20,117,882
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $580,973,478
-------------------------------------------------------------------------------
*Value of securities on loan                                       $ 14,030,758
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES (continued) ------------------------------- JULY 31, 2010

NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $392,689,453           39,500,738                       $9.94(1)
Class B          $ 11,562,307            1,163,439                       $9.94
Class C          $ 49,324,257            4,964,675                       $9.94
Class I          $126,851,810           12,755,538                       $9.94
Class R4         $    540,555               54,240                       $9.97
Class W          $      5,096                  512                       $9.95
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $10.25. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2010


INVESTMENT INCOME
Income:
Interest                                                            21,725,553
Income distributions from affiliated money market fund                  20,703
Income from securities lending -- net                                   15,461
Foreign taxes withheld                                                 (31,685)
------------------------------------------------------------------------------
Total income                                                        21,730,032
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  2,186,361
Distribution fees
  Class A                                                              710,400
  Class B                                                              120,305
  Class C                                                              341,535
  Class W                                                                   12
Transfer agency fees
  Class A                                                              301,130
  Class B                                                               14,023
  Class C                                                               36,927
  Class R4                                                                 210
  Class W                                                                   11
Administrative services fees                                           317,896
Plan administration services fees -- Class R4                              953
Compensation of board members                                           13,958
Custodian fees                                                          26,644
Printing and postage                                                    40,025
Registration fees                                                      119,919
Professional fees                                                       34,856
Other                                                                   27,784
------------------------------------------------------------------------------
Total expenses                                                       4,292,949
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (535,554)
------------------------------------------------------------------------------
Total net expenses                                                   3,757,395
------------------------------------------------------------------------------
Investment income (loss) -- net                                     17,972,637
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             14,430,736
  Futures contracts                                                 (3,317,973)
  Swap transactions                                                      5,153
------------------------------------------------------------------------------
Net realized gain (loss) on investments                             11,117,916
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 9,941,473
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               21,059,389
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $39,032,026
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                        2010          2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $ 17,972,637  $  7,589,192
Net realized gain (loss) on investments                              11,117,916   (14,131,736)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                  9,941,473    17,495,988
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      39,032,026    10,953,444
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                         (11,212,392)   (2,661,613)
    Class B                                                            (388,242)     (241,340)
    Class C                                                          (1,078,872)      (76,814)
    Class I                                                          (5,519,660)   (4,380,054)
    Class R4                                                            (14,832)       (1,429)
    Class W                                                                (198)         (180)
---------------------------------------------------------------------------------------------
Total distributions                                                 (18,214,196)   (7,361,430)
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                    350,042,663    74,404,925
  Class B shares                                                     10,885,268     3,942,615
  Class C shares                                                     43,470,414     8,136,627
  Class I shares                                                     14,850,921    43,243,213
  Class R4 shares                                                       511,331       103,601
Reinvestment of distributions at net asset value
  Class A shares                                                      9,602,398     2,280,728
  Class B shares                                                        367,326       221,988
  Class C shares                                                        716,948        57,556
  Class I shares                                                      5,532,158     4,306,395
  Class R4 shares                                                        14,095           951
Conversions from Class B to Class A
  Class A shares                                                      4,148,251     1,512,886
  Class B shares                                                     (4,148,251)   (1,512,886)
Payments for redemptions
  Class A shares                                                    (98,604,327)  (27,841,185)
  Class B shares                                                     (3,350,216)   (2,883,106)
  Class C shares                                                     (5,853,354)     (504,263)
  Class I shares                                                    (23,372,058)  (30,851,483)
  Class R4 shares                                                       (99,462)      (20,594)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   304,714,105    74,597,968
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             325,531,935    78,189,982
Net assets at beginning of year                                     255,441,543   177,251,561
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $580,973,478  $255,441,543
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $    265,429  $    501,519
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                  YEAR ENDED JULY 31,
CLASS A                                            -------------------------------------------------
PER SHARE DATA                                      2010       2009       2008       2007       2006
Net asset value, beginning of period               $9.46      $9.34      $9.58      $9.57      $9.79
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .38        .37        .43        .42        .37
Net gains (losses) (both realized and
 unrealized)                                         .50        .10       (.27)       .02       (.21)
----------------------------------------------------------------------------------------------------
Total from investment operations                     .88        .47        .16        .44        .16
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.40)      (.35)      (.40)      (.43)      (.36)
Distributions from realized gains                     --         --         --         --       (.02)
----------------------------------------------------------------------------------------------------
Total distributions                                 (.40)      (.35)      (.40)      (.43)      (.38)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.94      $9.46      $9.34      $9.58      $9.57
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.40%      5.39%      1.56%      4.63%      1.73%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .96%      1.06%      1.08%      1.11%      1.09%
----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .85%       .89%       .89%       .89%       .90%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.90%      4.16%      4.45%      4.34%      3.80%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $393       $115        $63        $62        $71
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          101%       335%       218%       263%       328%
----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                  YEAR ENDED JULY 31,
CLASS B                                            -------------------------------------------------
PER SHARE DATA                                      2010       2009       2008       2007       2006
Net asset value, beginning of period               $9.46      $9.34      $9.58      $9.57      $9.79
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .31        .30        .36        .34        .30
Net gains (losses) (both realized and
 unrealized)                                         .49        .11       (.28)       .02       (.21)
----------------------------------------------------------------------------------------------------
Total from investment operations                     .80        .41        .08        .36        .09
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.32)      (.29)      (.32)      (.35)      (.29)
Distributions from realized gains                     --         --         --         --       (.02)
----------------------------------------------------------------------------------------------------
Total distributions                                 (.32)      (.29)      (.32)      (.35)      (.31)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.94      $9.46      $9.34      $9.58      $9.57
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.59%      4.59%       .80%      3.84%      1.00%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.73%      1.82%      1.84%      1.87%      1.86%
----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.61%      1.65%      1.65%      1.65%      1.66%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.18%      3.37%      3.69%      3.57%      3.02%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $12         $7         $7        $10        $15
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          101%       335%       218%       263%       328%
----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
32  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                  YEAR ENDED JULY 31,
CLASS C                                            -------------------------------------------------
PER SHARE DATA                                      2010       2009       2008       2007       2006
Net asset value, beginning of period               $9.45      $9.34      $9.57      $9.56      $9.79
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .30        .31        .36        .35        .30
Net gains (losses) (both realized and
 unrealized)                                         .51        .09       (.27)       .01       (.22)
----------------------------------------------------------------------------------------------------
Total from investment operations                     .81        .40        .09        .36        .08
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.32)      (.29)      (.32)      (.35)      (.29)
Distributions from realized gains                     --         --         --         --       (.02)
----------------------------------------------------------------------------------------------------
Total distributions                                 (.32)      (.29)      (.32)      (.35)      (.31)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.94      $9.45      $9.34      $9.57      $9.56
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.70%      4.48%       .91%      3.84%       .89%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.71%      1.82%      1.83%      1.86%      1.86%
----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                           1.60%      1.64%      1.64%      1.64%      1.67%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.12%      3.44%      3.71%      3.59%      3.07%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $49         $9         $2         $2         $2
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          101%       335%       218%       263%       328%
----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                  YEAR ENDED JULY 31,
CLASS I                                            -------------------------------------------------
PER SHARE DATA                                      2010       2009       2008       2007       2006
Net asset value, beginning of period               $9.46      $9.35      $9.58      $9.57      $9.79
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .42        .41        .46        .45        .40
Net gains (losses) (both realized and
 unrealized)                                         .49        .09       (.26)       .02       (.21)
----------------------------------------------------------------------------------------------------
Total from investment operations                     .91        .50        .20        .47        .19
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.43)      (.39)      (.43)      (.46)      (.39)
Distributions from realized gains                     --         --         --         --       (.02)
----------------------------------------------------------------------------------------------------
Total distributions                                 (.43)      (.39)      (.43)      (.46)      (.41)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.94      $9.46      $9.35      $9.58      $9.57
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.79%      5.66%      2.04%      4.99%      2.03%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .61%       .66%       .67%       .70%       .69%
----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .49%       .53%       .52%       .54%       .58%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       4.34%      4.50%      4.83%      4.70%      4.17%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $127       $124       $106        $79        $66
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          101%       335%       218%       263%       328%
----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
34  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                  YEAR ENDED JULY 31,
CLASS R4                                           -------------------------------------------------
PER SHARE DATA                                      2010       2009       2008       2007       2006
Net asset value, beginning of period               $9.49      $9.37      $9.58      $9.57      $9.79
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .38        .44        .47        .43        .38
Net gains (losses) (both realized and
 unrealized)                                         .50        .06       (.26)       .02       (.21)
----------------------------------------------------------------------------------------------------
Total from investment operations                     .88        .50        .21        .45        .17
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.40)      (.38)      (.42)      (.44)      (.37)
Distributions from realized gains                     --         --         --         --       (.02)
----------------------------------------------------------------------------------------------------
Total distributions                                 (.40)      (.38)      (.42)      (.44)      (.39)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.97      $9.49      $9.37      $9.58      $9.57
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.45%      5.64%      2.14%      4.82%      1.88%
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               .91%       .97%       .98%       .98%       .92%
----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .79%       .74%       .51%       .73%       .74%
----------------------------------------------------------------------------------------------------
Net investment income (loss)                       3.93%      4.81%      4.84%      4.48%      3.91%
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $1        $--        $--        $--        $--
----------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          101%       335%       218%       263%       328%
----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                              YEAR ENDED JULY 31,
CLASS W                                            ----------------------------------------
PER SHARE DATA                                      2010       2009       2008      2007(d)
Net asset value, beginning of period               $9.47      $9.36      $9.58       $9.76
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .38        .36        .47         .27
Net gains (losses) (both realized and
 unrealized)                                         .49        .10       (.30)       (.18)
-------------------------------------------------------------------------------------------
Total from investment operations                     .87        .46        .17         .09
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.39)      (.35)      (.39)       (.27)
-------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.95      $9.47      $9.36       $9.58
-------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.30%      5.19%      1.68%       1.00%
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                              1.08%      1.09%      1.14%       1.12%(e)
-------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            .93%       .97%       .97%        .97%(e)
-------------------------------------------------------------------------------------------
Net investment income (loss)                       3.92%      4.03%      4.50%       4.34%(e)
-------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--        $--        $--         $--
-------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          101%       335%       218%        263%
-------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(c) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 220% and 124% for the years ended July 31, 2009 and 2008, respectively.
(d) For the period from Dec. 1, 2006 (when shares became publicly available) to July 31, 2007.
(e) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Limited Duration Credit Fund (the Fund) (formerly known as RiverSource Limited Duration Bond Fund) is a series of RiverSource Bond Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in bonds and other debt securities with short-and intermediate-term maturities. The Fund will primarily invest in corporate bonds, securities issued by the U.S. government, and mortgage-and asset-backed securities.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager owned 100% of Class W shares.


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant

--------------------------------------------------------------------------------
38  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available. Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-

--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2010, the Fund had no outstanding forward-commitments.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. The Fund did not enter into any mortgage dollar roll transactions during the year ended July 31, 2010.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. At July 31, 2010, the Fund had no outstanding forward sale commitments.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their

--------------------------------------------------------------------------------
40  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk,

--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain
(loss). At July 31, 2010, the

--------------------------------------------------------------------------------
42  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Fund had no outstanding credit default swap contracts in which the Fund was the purchaser of protection.

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. At July 31, 2010, the Fund had no outstanding credit default swap contracts in which the Fund was the seller of protection.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to leverage risk, hedging risk, correlation risk and liquidity risk.

Credit default swap transactions are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into credit default swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty. At July 31, 2010, no collateral had been posted by either the Fund or the counterparty. At July 31, 2010, the Fund had no outstanding credit default swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.


--------------------------------------------------------------------------------
44  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                                                      Net
                                                      assets -- unrealiz-
Interest rate                                         ed depreciation on
  contracts          N/A                      N/A     investments          $3,323,660*
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2010


     AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                 FUTURES     SWAPS     TOTAL
---------------------------------------------------------------------------
Credit contracts                     $        --  $5,153  $     5,153
---------------------------------------------------------------------------
Interest rate contracts               (3,317,973)     --  $(3,317,973)
---------------------------------------------------------------------------
Total                                $(3,317,973) $5,153  $(3,312,820)
---------------------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                  IN INCOME
----------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                 FUTURES     SWAPS      TOTAL
----------------------------------------------------------------------------
Credit contracts                     $        --  $(8,895) $    (8,895)
----------------------------------------------------------------------------
Interest rate contracts               (3,151,854)      --  $(3,151,854)
----------------------------------------------------------------------------
Total                                $(3,151,854) $(8,895) $(3,160,749)
----------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of short contracts outstanding was approximately $154.2 million at July 31, 2010. The monthly average gross notional contract amount for these contracts was $74.7 million for the year ended July 31, 2010. The fair value of such contracts at July 31, 2010 is set forth in the table above.

SWAPS
At July 31, 2010, the Fund had no outstanding swap contracts. The monthly average gross notional amount for these contracts was $8,000 for the year ended July 31, 2010.


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% as the Fund's net assets increase. The management fee for the year ended July 31, 2010 was 0.48% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The fee for the year ended July 31, 2010 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended July 31, 2010, other expenses paid to this company were $763.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund paid the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Transfer Agent also charged an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also paid the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets

--------------------------------------------------------------------------------
46  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charged an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. The Transfer Agent also received reimbursement for certain out-of-pocket expenses. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $533,000 and $478,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $1,003,222 for Class A, $2,507 for Class B and $27,324 for Class C for the year ended July 31, 2010.


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A..............................................  0.85%
Class B..............................................  1.61
Class C..............................................  1.60
Class I..............................................  0.49
Class R4.............................................  0.79
Class W..............................................  0.93


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4.............................................  $19


The management fees waived/reimbursed at the Fund level were $535,535.

Under an agreement which is effective until Sept. 30, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  0.85%
Class B..............................................  1.61
Class C..............................................  1.60
Class I..............................................  0.49
Class R4.............................................  0.79
Class W..............................................  0.94


Effective Oct. 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Sept. 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  0.86%
Class B..............................................  1.61
Class C..............................................  1.61
Class I..............................................  0.52
Class R4.............................................  0.82
Class W..............................................  0.86


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange

--------------------------------------------------------------------------------
48  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


    traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $747,784,271 and $448,402,080 respectively, for the year ended July 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED JULY 31,                            2010        2009
------------------------------------------------------------------
CLASS A
Sold                                        36,041,704   8,133,222
Converted from Class B*                        417,330     159,953
Reinvested distributions                       982,985     252,680
Redeemed                                   (10,089,186) (3,105,368)
------------------------------------------------------------------
Net increase (decrease)                     27,352,833   5,440,487
------------------------------------------------------------------

CLASS B
Sold                                         1,119,448     436,504
Reinvested distributions                        37,647      24,638
Converted to Class A*                         (417,330)   (159,955)
Redeemed                                      (343,521)   (320,832)
------------------------------------------------------------------
Net increase (decrease)                        396,244     (19,645)
------------------------------------------------------------------

CLASS C
Sold                                         4,484,206     882,968
Reinvested distributions                        73,344       6,353
Redeemed                                      (596,975)    (56,588)
------------------------------------------------------------------
Net increase (decrease)                      3,960,575     832,733
------------------------------------------------------------------

CLASS I
Sold                                         1,523,884   4,723,101
Reinvested distributions                       567,735     477,620
Redeemed                                    (2,400,370) (3,433,341)
------------------------------------------------------------------
Net increase (decrease)                       (308,751)  1,767,380

------------------------------------------------------------------


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED JULY 31,                            2010        2009
------------------------------------------------------------------
CLASS R4
Sold                                            52,510      11,470
Reinvested distributions                         1,437         102
Redeemed                                       (10,109)     (2,170)
------------------------------------------------------------------
Net increase (decrease)                         43,838       9,402
------------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2010, securities valued at $14,030,758 were on loan, secured by cash collateral of $14,256,888 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $15,461 earned from securities lending from the year ended July 31, 2010 is

--------------------------------------------------------------------------------
50  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $273,309,064 and $279,209,612, respectively, for the year ended July 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at July 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The

--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, recognition of unrealized appreciation (depreciation) for certain derivative investments, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,469 and accumulated net realized loss has been increased by $5,469.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED JULY 31,                            2010        2009
------------------------------------------------------------------
Ordinary income..........................  $18,214,196  $7,361,430
Long-term capital gain...................           --          --


At July 31, 2010 the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $   711,814
Undistributed accumulated long-term gain.........  $        --
Accumulated realized loss........................  $(9,271,761)
Unrealized appreciation (depreciation)...........  $23,271,174


For federal income tax purposes, the Fund had a capital loss carry-over of $7,929,225 at July 31, 2010, that if not offset by capital gains will expire as follows:

   2015         2017         2018
$2,206,552    $825,807    $4,896,866


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.


--------------------------------------------------------------------------------
52  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At July 31, 2010, the Fund had a post-October loss of $1,342,536 that is treated for income tax purposes as occurring on Aug. 1, 2010.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those

--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe

--------------------------------------------------------------------------------
54  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA LIMITED DURATION CREDIT FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Limited Duration Credit Fund (the
Fund) (formerly RiverSource Limited Duration Bond Fund) (one of the portfolios constituting the RiverSource Bond Series, Inc.) as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
56  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Limited Duration Credit Fund of the RiverSource Bond Series, Inc. at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2010


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  57

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
Qualified Dividend Income for individuals........................      0.00%
Dividends Received Deduction for corporations....................      0.00%
U.S. Government Obligations......................................      0.19%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
58  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS*

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      11/1/05                                                                        Insurance; Hapoalim
Minneapolis, MN 55402                                                                                     Securities USA, Inc.
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------



* Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. and RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.


--------------------------------------------------------------------------------
60  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
62  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
64  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's proposed revised expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to,

--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  65

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


the Fund's operations, most notably, management's announcement of the massive investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.


--------------------------------------------------------------------------------
66  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering continued expense caps/waivers) approximated the peer group's median expense ratio. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the

--------------------------------------------------------------------------------
                 COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT  67

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
68  COLUMBIA LIMITED DURATION CREDIT FUND -- 2010 ANNUAL REPORT

COLUMBIA LIMITED DURATION CREDIT FUND
(FORMERLY KNOWN AS RIVERSOURCE LIMITED DURATION BOND FUND)
P.O. BOX 8081
BOSTON, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                   S-6265 K (9/10)

Item 2. Code of Ethics.

          (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

          (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

          The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
          P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP for professional services rendered for the audits of the annual financial statements for RiverSource Bond Series, Inc. were as follows:

                         2010 - $122,908          2009 - $122,684

(b) Audit-Related Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review, the issuance of consents for new share class filings and the 2010 transfer agent 17Ad-13 review for RiverSource Bond Series, Inc. were as follows:

                         2010 - $9,055            2009 - $2,583

(c) Tax Fees. The fees for the year ended July 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Bond Series, Inc. were as follows:

                         2010 - $14,056           2009 - $14,751

(d) All Other Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Bond Series, Inc. were as follows:

                         2010 - $0                2009 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2010 - $2,134,072        2009 - $839,820

(h) 100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit
     Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for
     Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment
     Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management
     Investment

     Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

     (a)(3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as
     Exhibit 99.906CERT.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   RiverSource Bond Series, Inc.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date October 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date October 7, 2010


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date October 7, 2010